UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

Hawaiian Electric Industries, Inc.

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CATALYST FOR A BETTER HAWAIʻI

Notice of
ANNUAL MEETING & PROXY STATEMENT 2026

April 29, 2026
Dear Fellow Shareholder:
On behalf of the Board of Directors of Hawaiian Electric Industries, Inc. (HEI), I invite you to attend the 2026 Annual Meeting of Shareholders (2026 Annual Meeting) of HEI.
While the Notice of Annual Meeting of Shareholders and Proxy Statement that accompany this letter describe the business to be conducted at the 2026 Annual Meeting, and include other details about the 2026 Annual Meeting, I wanted to highlight a few items:
•
The meeting will be held on Thursday, June 11, 2026, at 10:00 a.m., Hawai’i time. To increase shareholder access and reduce the expenses associated with holding an in-person meeting, we will conduct our annual meeting virtually, entirely via live audio webcast. You will be able to listen to the official meeting, submit questions and vote your shares from any location with an internet connection. Please see the accompanying Proxy Statement for more information on how to participate.

•
Your vote is very important. Whether or not you attend the meeting, and no matter how many shares you own, it is important that your views be represented. Please vote by signing and returning your proxy card or by using telephone or internet voting. Instructions on how to vote are detailed in the “Voting Procedures” section of the Proxy Statement. Please note that you will need to retain the control number printed on your proxy card to attend the virtual 2026 Annual Meeting.

For further details on HEI’s performance in 2025, please see my letter in the accompanying Annual Report, as well as the attached letter from our Board of Directors.
The Board of Directors and management team of HEI would like to express our appreciation to you for your confidence and support.
Aloha,
Scott W. H. Seu
President and Chief Executive Officer

A Message from Our Board of Directors
Dear Fellow Shareholder:
HEI is entering a pivotal new chapter as a pure-play electric utility holding company. As we have transitioned from a diversified enterprise to one focused solely on our operating utility, the Board has actively engaged with management to provide steady oversight and to strengthen the company’s financial, operational, and risk foundations — so it can continue to serve Hawai’i safely, reliably, and affordably for generations to come.
Aligning Governance with Our Pure-Play Utility Focus
Following the divestiture of our non-utility businesses, the Hawai’i Public Utilities Commission approved regulatory changes that allow for a unified management team and shared board membership across HEI and Hawaiian Electric. With our governance structure aligned with our streamlined business model, we believe the company is well positioned to address the complex challenges facing our company and our state.
In connection with this integrated structure, we are nominating the current Hawaiian Electric Board members for election to the HEI Board at the upcoming annual meeting. This slate brings deep utility, financial, strategic, risk management, and leadership experience, along with local knowledge and perspective essential to oversight of a utility operating in Hawai’i’s unique cultural, geographic, and regulatory environment. We remain committed to ongoing review and thoughtful refreshment of our board composition to ensure the right mix of skills, experience, and judgment as the company’s needs evolve.
Board Oversight in a Changing Risk Landscape
The risk environment facing companies today changes at breakneck speed. Wildfires, extreme weather events — such as the storms that flooded many Hawai’i communities this spring, supply-chain constraints, affordability pressures, increasing electricity demand and cybersecurity threats, among other factors, are reshaping how we plan, invest, and operate.
Since 2023, a central focus of the Board’s work has been guiding the company through recovery from the Maui wildfires while strengthening resilience to future risks. A critical milestone along this path was the resolution of the wildfire tort litigation. Court approval of the settlement in April cleared the way for our first settlement payment, marking a meaningful step forward for affected families and communities, and for the company’s ability to move ahead with greater clarity.
The Board continues to oversee implementation of Hawaiian Electric’s wildfire safety strategy, including infrastructure hardening, enhanced operational practices, advanced monitoring technologies, and strengthened coordination with communities and emergency responders. Proactive risk management and continuous improvement will continue to be touchstones of our approach as we move forward.
Disciplined Financial Stewardship
Over the past year, HEI and Hawaiian Electric delivered solid financial results, reflecting the strength of our core utility business and our disciplined financial approach. In 2025, the companies generated $123 million in net income, or $0.71 per share. On a core basis, which reflects underlying operations by excluding expenses relating to the Maui wildfire and the Pacific Current divestment, earnings totaled $149 million, or $0.86 per share. A reconciliation of core and GAAP earnings can be found on Exhibit A.
The companies ended the year with significant balance-sheet strength, including $1.6 billion of liquidity, providing flexibility to support funding for the wildfire tort settlement while continuing to invest in critical utility infrastructure.
The companies continue to advance regulatory initiatives designed to support long-term financial strength, including an innovative rate-rebasing proposal developed collaboratively with stakeholders and currently under review by the Hawai’i Public Utilities Commission. Collectively, these efforts position the companies to sustain reliable access to capital, support needed investment in system safety and resilience, and maintain a strong financial foundation over the long term.
Looking Ahead
Our enterprise has made tremendous progress over the past couple of years. While significant work remains, we believe the company is stronger, more resilient, and better equipped to meet the needs of Hawai’i in the years ahead.

We thank our employees for their dedication, our communities for their partnership, and you — our shareholders — for your continued trust and support.
Aloha,
HEI Board of Directors
Admiral Thomas B. Fargo, Chair of the Board
Celeste A. Connors
Elisia K. Flores
Peggy Y. Fowler
Micah A. Kāne
William James Scilacci, Jr.
Scott W. H. Seu

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Notice of 2026 Annual Meeting of Shareholders

TIME AND DATE	LOCATION	RECORD DATE
Thursday, June 11, 2026 at 10:00 a.m., Hawai’i Time.
The 2026 Annual Meeting will be virtual, conducted entirely via live audio webcast. You will be able to attend, submit questions and vote during the 2026 Annual Meeting by visiting www.virtualshareholdermeeting.com/HE2026.
April 6, 2026.
Items of Business:
Proposal 1	Election of twelve directors to serve a one-year term expiring at the 2027 Annual Meeting of Shareholders.
Proposal 2	Advisory vote to approve the compensation for HEI’s named executive officers.
Proposal 3
Ratification of the appointment of Deloitte & Touche LLP as HEI’s independent registered public accountant for 2026.
Transaction of such other business as may properly come before the 2026 Annual Meeting.

Annual Report:
The 2025 Annual Report to Shareholders, which is not part of the proxy solicitation materials, has been mailed or made available electronically to shareholders, along with this Notice of 2026 Annual Meeting of Shareholders and accompanying Proxy Statement.
Who Can Attend:
Shareholders of record as of the close of business on the record date are entitled to receive notice of, attend, submit questions and vote at the 2026 Annual Meeting. To attend the virtual meeting via the internet, you must have the 16-digit control number printed on the Notice of Internet Availability, on your proxy card, or if your shares are held in street name, in the proxy materials sent to you by your broker or other holder of record.
Date of Mailing:
On or about April 29, 2026, these proxy materials and annual report are being mailed or made available to shareholders.
How To Vote Your Shares
Your vote is important. Please vote as soon as possible by one of the methods shown below. Make sure to have your proxy card, voting instruction form, or notice of Internet availability in hand and follow the instructions. Shareholders of record may appoint proxies and vote their shares in one of four ways:
BEFORE THE MEETING	DURING THE MEETING

By Telephone: You can vote your shares by calling 1-800-690-6903.	By Internet: You can vote your shares online at www.proxyvote.com.	By Mail: You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.	By Internet: You can vote your shares during the meeting online at www.virtualshareholdermeeting.com/ HE2026.
Shareholders whose shares are held by a bank, broker or other financial intermediary (i.e., in “street name”) should follow the voting instruction card provided by such intermediary.
Any proxy may be revoked in the manner described in the “Voting Procedures — Changing your vote” section of the accompanying Proxy Statement.
It is important that you vote your shares. To ensure that your shares are voted, please follow the instructions on the proxy card to either complete and return the proxy card or vote by telephone or over the Internet. Mailing your proxy card or voting by telephone or over the Internet does not preclude you from changing your vote online during the 2026 Annual Meeting.
By Order of the HEI Board of Directors,
Kurt K. Murao
Executive Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary
April 29, 2026
Important Notice Regarding the Internet Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held on June 11, 2026
The accompanying Proxy Statement, 2025 Annual Report to Shareholders and 2025 Annual Report on Form 10-K are available at www.hei.com

Proxy Summary
Proxy Summary
This summary contains highlights about our Company and the upcoming 2026 Annual Meeting. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully prior to voting.
VOTING MATTERS
Management Proposals	Board Vote Recommendation	Page
1. Election of twelve directors	✓ FOR Each Nominee	1
2. Advisory vote to approve the compensation for HEI’s named executive officers	✓ FOR	24
3. Ratification of Appointment of Independent Auditor for 2026	✓ FOR	62
ELECTION OF DIRECTORS
Following Hawaiian Electric Industries, Inc.’s (HEI or the Company) disposition of American Savings Bank, F.S.B. (ASB) in 2024 and the primary assets of Pacific Current (PC) in 2025, the Company has adopted a “pure play” business model with Hawaiian Electric Company, Inc. (Hawaiian Electric or the Utility) as the Company’s sole operating company. Accordingly, the Company’s Board of Directors (Board) is proposing an expanded Board slate that includes six incumbent nominees (current HEI directors), and six non-incumbent nominees (current Hawaiian Electric directors). The following tables provide summary information about the twelve nominees for election to the Board. Additional information about all nominees, may be found beginning on page 2.
INCUMBENT DIRECTOR NOMINEES
Name	Age	Director Since	Primary Occupation	Independent	Committee Membership	Other Public Boards
Celeste A. Connors	50	2019	President, East West Center		ARC,NCGC	None
Elisia K. Flores	41	2021	Chief Executive Officer & Vice Chair, L&L Franchise Inc.		ARC, CC	None
Peggy Y. Fowler	74	2011	Former Chief Executive Officer, Portland General Electric Company		CC (Chair), NCGC, EC	None
Micah A. Kāne	57	2019	President & Chief Executive Officer, Parker Ranch, Inc.		NCGC, CC	None
William James Scilacci, Jr.	70	2019	Former Executive Vice President & Chief Financial Officer, Edison International		ARC (Chair), EC NCGC	None
Scott W. H. Seu	60	2022	President & Chief Executive Officer, Hawaiian Electric Industries, Inc.		EC	None
ARC — Audit & Risk Committee
CC — Compensation & Human Capital Management Committee
EC — Executive Committee
NCGC — Nominating and Corporate Governance Committee
NON-INCUMBENT DIRECTOR NOMINEES
Name	Age	Primary Occupation	Independent	Other Public Boards
James A. Ajello	73	Former Senior Vice President & Chief Financial Officer, Portland General Electric Company		None
Admiral John C. Aquilino	64	Owner, JCA and Associates LLC		Lockheed Martin Corporation
Timothy E. Johns	70	President and Chief Executive Officer, Zephyr Insurance Company, Inc.		None
Shelee M.T. Kimura	52	President & Chief Executive Officer, Hawaiian Electric Company, Inc.		None
Mary E. Kipp	58	President & Chief Executive Officer, Puget Sound Energy		Boston Properties, Inc.
Toby B. Taniguchi	54	President & Chief Executive Officer, KTA Super Stores		None
i

Proxy Summary
GOVERNANCE HIGHLIGHTS
HEI’s governance is guided by the principle that shareholder value for our Company is linked to the value we bring to the customers and communities we serve. Highlights of our governance include:
CURRENT BOARD OF DIRECTORS
Independent Chair of the Board	YES
Number of independent directors	6 of 7**
All Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committee members are independent	YES
All directors attended at least 75% of meetings of the Board and Board committees on which they served in 2025 (during the period that the director served as a director)	YES
Policy limitation on membership on other public company boards	YES
Annual Board and committee self-evaluations and periodic director self and peer review	YES
Directors required to submit resignation for Board consideration upon the end of their term after reaching age 75 or in the event of a significant change in their employment	YES
Share ownership and retention requirements for directors and executives	YES
*
For additional information see page 18.

**
Based on current board composition. If all twelve nominees are elected at the annual meeting, the number of independent directors will be 10 of 12.

CURRENT HEI BOARD OF DIRECTORS
Experience/Expertise		Tenure (Years)	Utility/Energy Industry	Local Hawai’i Commercial	Sustainability/ Environmental Leadership	Renewable Energy Expertise	Senior Leadership	Entrepreneurship/ Business Transformation	Government & Regulation	Financial/Accounting	Legal & Risk Management	Corporate Governance
Celeste A. Connors	Independent	7
Admiral Thomas B. Fargo, USN	Independent (Chair)	21
Elisia K. Flores	Independent	4
Peggy Y. Fowler	Independent	15
Micah A. Kāne	Independent	7
William James Scilacci, Jr.	Independent	7
Scott W. H. Seu	CEO	4
The lack of a mark for a particular item does not mean that the director does not possess that experience or is unable to contribute to the decision-making process in that area. We look to each director to be knowledgeable in these areas; however, the mark indicates that the item is a particularly prominent area of expertise that the director brings to the Board.

Proxy Summary
Continued Recovery from 2023 Wildfire Impacts
	Net Income	Diluted Earnings per Share (EPS)	Return on Average Common Equity
2025	$123M	$0.71	8.0%
2024	$(1,426M)	$(11.23)	Not Meaningful
2023	$199M	$1.81	8.8%
	Total Shareholder Return (%)
	HEI	S&P 500 Index	Edison Electric Institute Index
2025	26.4%	17.9%	11.7%
3-year	(69.3)%	86.1%	21.4%
5-year	(61.2)%	96.2%	43.8%
10-year	(43.3)%	298.3%	143.2%
Source: S&P Global Inc.
2025 Financial Highlights
Our core operations performed well in 2025, as the Utility continued to make critical investments to support safe, reliable and resilient electricity delivery for our communities. Our 2025 net income of $123 million compared to a loss from continuing operations (which excludes ASB) of $1,323 million in 2024; however, our results in 2024 included losses recorded for the accrual of estimated wildfire liabilities from tort-related legal claims and cross claims. Excluding these expenses and other Maui wildfire-related expenses, as well as expenses related to the strategic review of Pacific Current, core income from continuing operations was $149 million in 2025 compared to $124 million in 2024, up approximately 20% year-over-year. A reconciliation of core income to GAAP income can be found on Exhibit A.
EXECUTIVE COMPENSATION HIGHLIGHTS — PAYING FOR PERFORMANCE
Incentivizing Value Creation
The compensation program for our named executive officers is designed to focus executives on actions that create value for our customers, employees, communities and shareholders, with priorities evolving over time to align with the Company’s strategic objectives.
Following the 2023 Maui windstorm and wildfires, for HEI and Hawaiian Electric executives, for the 2025 annual and long-term incentive programs, the HEI Compensation & Human Capital Management Committee has continued to emphasize performance metrics focused on resilience and safety, including wildfire mitigation, generation reliability and system hardening.
Emphasis on Long-Term and Performance-Based Compensation
Executive compensation is composed of four primary elements: base salary, annual performance-based incentives, long-term performance-based incentives earned over three years, and long-term time-based incentives consisting of restricted stock units or restricted cash awards vesting over three years. We balance variable pay and fixed pay, with a significant part of the total compensation opportunities for each named executive officer linked to the Company’s financial, market and operational results. The compensation program also balances the importance of achieving long-term strategic objectives and critical short-term goals that are linked to long-term objectives.

Proxy Summary
2025 Named Executive Officer (NEO) Pay Opportunity
Pay Aligned with Company Performance
Under our pay-for-performance design, incentive payouts to named executive officers are aligned with results. The following graphs show the performance-based payouts to the HEI Chief Executive Officer (CEO) over the past several years in relation to (i) net income and (ii) total shareholder return (TSR) relative to the peer companies HEI uses to benchmark executive compensation (Relative TSR). HEI CEO annual incentive pay is linked to HEI’s adjusted annual net income, as well as subsidiary performance. Long-term performance-based equity compensation over the respective three-year periods tracked our Relative TSR results.
*
See “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.

Proxy Summary
COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE DECISION-MAKING
The Compensation & Human Capital Management Committee, all the members of which are independent, establishes pay programs and reviews performance results to ensure that executive officer compensation aligns with shareholder interests. In addition, the Compensation & Human Capital Management Committee is advised by an independent compensation consultant with respect to the design of the plans, performance results and reasonableness of pay decisions and appropriateness or reasonableness of compensation adjustments.
The Compensation & Human Capital Management Committee believes that the Company’s executive officer compensation program reflects favorably on the Company’s pay-for-performance objective, is aligned with shareholder interests and compares well to the Company’s peers.
OUR EXECUTIVE COMPENSATION PROGRAM INCORPORATES BEST PRACTICES:
Rigorous performance goals are aligned with business strategy	No employment contracts
Stock ownership and retention requirements apply to named executive officers	Minimal perquisites
Clawback policy for performance-based pay	Prohibition against hedging and pledging of HEI stock
“Double trigger” change-in-control agreements	No dividends or dividend equivalents paid on unearned performance shares
No tax gross ups (except for executive death benefit frozen in 2009)

v

Proposal No. 1: Election of Twelve Directors
Proposal No. 1: Election of Twelve Directors
In accordance with HEI’s Amended and Restated Bylaws (Bylaws), the Board has fixed the size of the Board at twelve directors effective at the 2026 Annual Meeting. The Board proposes that the following nominees be elected at the 2026 Annual Meeting:
Twelve directors to serve until the 2027 Annual Meeting, or until his or her respective successor shall be duly elected and qualified:
James A. Ajello
John C. Aquilino
Celeste A. Connors
Elisia K. Flores
Peggy Y. Fowler
Timothy E. Johns
Micah A. Kāne
Shelee M.T. Kimura
Mary E. Kipp
William James Scilacci, Jr.
Scott W. H. Seu
Toby B. Taniguchi
Following the disposition of ASB and the primary assets of PC, the Company adopted a “pure play” business model in which the Utility will be the Company’s sole operating company. In furtherance of this, the Company and the Utility filed a request with the Public Utilities Commission of the State of Hawaii (PUC) to indefinitely suspend certain Affiliated Transaction Requirements which had effectively prohibited the Company and Hawaiian Electric from having overlapping boards of directors. On March 23, 2026, the PUC issued Decision and Order No. 42409 approving the companies’ request. Accordingly, the Board is proposing an expanded slate that includes the Company’s six current directors, in addition to the six current directors at Hawaiian Electric. The Board believes that an integrated governance structure ensures that the Board continues to have deep utility, finance, strategy, risk management and leadership experience.
Directors elected at the 2026 Annual Meeting will serve a one-year term expiring in 2027. The Board has determined that all director nominees except Mr. Seu and Ms. Kimura are independent under the applicable standards for director independence, as discussed below under “Board of Directors — Independent Directors.” All director nominees have consented to serve a one-year term expiring at the 2027 Annual Meeting if elected. If a nominee is unable to stand for election at the time of the 2026 Annual Meeting, the proxy holders listed in the proxy card may vote in their discretion for a suitable substitute or the Board may choose to reduce the number of directors serving on the Board.
Information regarding the business experience and certain other directorships for each director nominee is provided beginning on page 2 below, together with a description of the experience, qualifications, attributes and skills that led to the Board’s conclusion at the time of this Proxy Statement that each of the nominees should serve on the Board in light of HEI’s current business and structure.
The Board recommends that you vote FOR each nominee listed above to serve as a Director.

Director Nominees for Election
Director Nominees for Election

James A. Ajello
Independent Director Nominee

Age: 73 Former Senior Vice President Finance, Chief Financial Officer and Treasurer, Portland General Electric Company (PGE)
EXPERTISE
FINANCE AND ACCOUNTING
STRATEGIC & OPERATIONAL MANAGEMENT
LEADERSHIP
ENERGY, UTILITIES
RISK MANAGEMENT

EDUCATION
Bachelor of Arts, State University of New York, Oneonta
Master of Public Administration, Syracuse
University
Advanced Management Program, European Institute of Business Administration (INSEAD)
Mr. Ajello brings to the Board substantial executive leadership, financial oversight, and strategic and risk management expertise in the energy and utilities industries. His experience includes serving as Chief Financial Officer of two publicly traded companies in the utility industry — Portland General Electric and HEI, and as President of Reliant Energy Solutions, LLC, a Texas-based comprehensive residential and business power services company.
Mr. Ajello also developed deep financial, capital markets and strategic acumen through his 14 years of investment banking experience focused on corporate finance, capital markets and mergers & acquisitions, including in his roles as Managing Director and Head of UBS Chicago and its corporate banking unit, as well as head of UBS’s North American project finance team.
He also has broad knowledge of Hawaii’s business and leadership environment from his 14 years of service as a Trustee on the Hawaii Pacific University Board, Hawaii’s largest private, non-profit university.
PROFESSIONAL EXPERIENCE
Senior Vice President, Chief Financial Officer & Treasurer (2021-2023); Senior Advisor (2020 & 2023), Portland General Electric Company
Executive Vice President and Chief Financial Officer (2011-2017), and Senior Financial Vice President and Chief Financial Officer (2009-2011), Hawaiian Electric Industries, Inc.
President and Senior Vice President and General Manager of Commercial & Industrial Marketing, Reliant Energy Solutions LLC and Senior Vice President, Business Development, Reliant Energy, Inc. (nka NYSE listed company, NRG Energy, Inc.) (1998-2009)
Managing Director, Energy & Natural Resources Group, Senior Banker, Managing Director, Corporate and Project Finance Group, UBS Securities LLC (1984-1998)
PAST PUBLIC COMPANY BOARDS
Director (2012-2019) and Chair of Audit Committee (2018-2019), Crius Energy Trust
OTHER POSITIONS
Lead Director, Power Transitions (since 2025)
Director, Dimension Renewable Energy (since 2021)
Director, SUNY Oneonta College Foundation (since 2019)
Trustee, Hawaii Pacific University (2010-2024)
Chairman, U.S. Department of Energy Environmental Management Advisory Board (2006-2015)
Director, American Savings Bank (former HEI Subsidiary) (2017-2020)

Director Nominees for Election

Admiral John C. Aquilino, USN (Retired)
Independent Director Nominee

Age: 64 Principal Occupation: Owner, JCA and Associates, LLC
EXPERTISE
LEADERSHIP
STRATEGIC & OPERATIONAL MANAGEMENT
CRITICAL CUSTOMERS
RISK MANAGEMENT
CORPORATE GOVERNANCE

EDUCATION
U.S. Naval Academy and Joint Forces Staff College
Navy Fighter Weapons School (TOPGUN) and Harvard Kennedy School’s Executive Education Program in National and International Security
Admiral Aquilino has extensive leadership expertise from his prior service as Commander of the U.S. Indo-Pacific Command. In that role he led military operations across half of the world’s geography within the oldest and most extensive U.S. combatant command. He synchronized the activities of more than 380,000 joint forces, fostered global collaboration with allies and partners and was responsible for the utilization and readiness of America’s largest naval force.
His experience also enables him to bring to the Board deep knowledge of the U.S. military, a major customer of HEI’s electric utility subsidiary and a key driver of Hawai’i’s economy.
Admiral Aquilino has high-level management, strategic planning and risk management assessment skills (financial and non-financial) gained while commanding and leading highly complex organization where he oversaw annual budgets up to $20 billion.
PROFESSIONAL EXPERIENCE
Owner, JCA and Associates, LLC (since 2024) (defense and national security advisory and consultancy)
Commander of the U.S. Indo-Pacific Command (retired, 2021-2024)
Commander, US Pacific Fleet (2018-2021)
Commander, US FIFTH Fleet/Naval Forces Central Command (2017-2018)
Deputy Director of Operations, Plans and Strategy, Office of the Chief of Naval Operations (2014-2017)
PUBLIC COMPANY BOARDS
Director, Lockheed Martin (since 2025)
OTHER POSITIONS
Director, Tailhook Association (since 2025) (nonprofit supporting the interests of aircraft carriers, naval aviation and their crews)
Advisory Board Member, Logistics Management Institute (since 2025)
Advisory Board Member, Shield AI (since 2025)
Advisory Board Member, Red Cell (since 2025)

Director Nominees for Election

Celeste A. Connors
Independent Director Audit & Risk Committee Member Nominating and Corporate Governance Committee Member

Age: 50 Independent Director Since: 2019 Principal Occupation: President, East West Center (since 2025)
EXPERTISE
ENERGY, UTILITIES
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
LEADERSHIP
ENTREPRENEURSHIP
EXECUTIVE MANAGEMENT
RISK MANAGEMENT
CLIMATE RISK

EDUCATION
Bachelor of Arts, International Relations, Tufts University
Master of Science (MSc), Development Studies, University of London, School of Oriental and African Studies (SOAS)
Raised in Hawai’i, Ms. Connors brings to the Board extensive risk management and national security experience from chairing complicated interagency processes as a double-hatted Director for Energy and Environment on both the National Economic Council and National Security Council in the White House. In this role, she advised the President, Vice President and Cabinet on economic, energy, technology, and climate strategies.
Ms. Connors also has foreign policy expertise and helps the Board address key geopolitical threats from her experience managing economic, finance and counter terrorism risk while serving as a diplomat with the U.S. Department of State in Saudi Arabia, Greece and Germany. Ms. Connors also has a background in resilient infrastructure project management and finance as the co- founder and CEO of c.dots development.
Ms. Connors serves as President of the East-West Center, established by Congress to promote better relations and understanding between the United States and nations in Asia and the Pacific through cooperative study, research and dialogue. She leads the Center’s focus on economic security across strategic dialogue, research, leadership and education programs.
Ms. Connors’ 25 years of experience managing risk at the highest level of government, and governance background from serving on nonprofit and industry boards helps the Board oversee and guide company strategy. Her energy, climate and national security experience provides the Board and company with important insights into key risks and opportunities to support a more secure and prosperous energy future.
PROFESSIONAL EXPERIENCE
Chief Executive Officer (2021-2025) and Executive Director (2015-2021), Hawai’i Green Growth
Visiting Scholar and Professor, (Energy, Resources and Environment Program), Johns Hopkins University (2012-2019)
Chief Executive Officer and Co-Founder, c.dots development (builds partnerships to deliver resilient infrastructure (since 2012)
Director (Energy and Environment), National Security Council, White House (2008-2012)
Diplomat, U.S. Department of State (2000-2012)
Foreign Policy Advisor — Office of the Mayor), City of New York (1999-2000)
OTHER POSITIONS
Director, Pacific Asian Affairs Council (since 2025)
Director, Hawaii Visitor and Convention Bureau (since 2022)
Director, American Savings Bank (former HEI Subsidiary) (2022-2023)
Affiliate Faculty, University of Hawai’i, Hawai’i Natural Energy Institute (HNEI) (since 2021-2024)
Director, America’s Service Commission (2014-2018)
Director, Icebreaker One (intersection of data & sustainability for net zero) (since 2017)

Director Nominees for Election

Elisia K. Flores
Independent Director Audit & Risk Committee Member Compensation & Human Capital Management Committee Member

Age: 41 Independent Director Since: 2021 Principal Occupation: Chief Executive Officer & Vice Chair, L&L Franchise, Inc. (since 2019)
EXPERTISE
FINANCE AND ACCOUNTING
AUDIT
FINANCIAL OVERSIGHT
LEADERSHIP
STRATEGIC PLANNING
STRATEGIC & OPERATIONAL MANAGEMENT
EXECUTIVE MANAGEMENT

EDUCATION
Bachelor of Science, University of Southern California, Marshall School of Business
Executive Master of Business Administration, University of California Los Angeles, Anderson School of Management
Ms. Flores is a recognized business leader with executive leadership, strategic planning and financial oversight experience from serving as CEO and CFO of L&L Franchise, a national franchisor with 230 restaurants across the US and Japan. As CEO she is responsible for setting the strategic vision of the company and driving new growth initiatives. She has been instrumental in developing key partnerships to expand L&L’s business, strengthening the brand across markets and implementing national revenue generating programs for the franchises.
Ms. Flores has notable financial and corporate audit experience from serving as Senior Finance Manager and Corporate Auditor at General Electric Company where she received the 2010 Contemporary Leadership Award. She also has financial oversight and board leadership experience as Chair of the ASB Audit Committee from 2019 to 2023.
Ms. Flores’ business acumen and innovation make her a valuable addition to the Board. She was named Business Leader of the Year by Pacific Business News in 2020 and 2021. Her knowledge and sensitivities to Hawai’i’s unique business and government environment also provide significant value.
PROFESSIONAL EXPERIENCE
Chief Financial Officer, L&L Franchise, Inc. (2014-2019)
Senior Finance Manager, General Electric Company, Energy Sector (2010-2014)
Corporate Auditor, General Electric Company, Corporate Sector (2008-2010)
OTHER POSITIONS
Director (since 2019) and Chairman of the Finance Committee (since 2021), Hawai’i Pacific Health (one of Hawai’i’s largest health care systems)
Director, East West Center (since 2022) (non-profit education and research organization supporting relations between the U.S., Asia and the Pacific)
Director, American Savings Bank (former HEI Subsidiary) (2018-2023)

Director Nominees for Election

Peggy Y. Fowler
Independent Director Executive Committee Member Compensation & Human Capital Management Committee Chair Nominating and Corporate Governance Committee Member

Age: 74 Independent Director Since: 2011 Principal Occupation: Former Chief Executive Officer, Portland General Electric Company (PGE) (2000-2009)
EXPERTISE
LEADERSHIP
ENERGY, UTILITIES
RENEWABLES
ENVIRONMENTAL MANAGEMENT
CORPORATE GOVERNANCE
FINANCIAL OVERSIGHT
REGULATORY COMPLIANCE
FINANCE AND ACCOUNTING

EDUCATION
Bachelor of Science, Chemistry and Bachelor of Science, Math, George Fox University
Public Utility Executive Program, University of Idaho and University of Michigan
With experience as Chief Executive Officer of a NYSE-listed public utility company, and as director for the Portland Branch of the Federal Reserve Bank of San Francisco and Columbia Banking System, Inc. (a publicly traded bank holding company), Ms. Fowler brings a breath of financial oversight, regulatory compliance and corporate governance knowledge.
Ms. Fowler has received numerous recognitions of her business leadership, including Oregon’s Most Admired CEO (2005, Portland Business Journal), Portland’s First Citizen (2007, Portland Metropolitan Association of Realtors), Oregon History Makers (2015), and Joan Austin Lifetime Achievement Award (2016).
Ms. Fowler has deep environmental and renewable energy expertise. She managed PGE’s environmental department, overseeing initiatives that improved fish passage on multiple Oregon rivers. During Ms. Fowler’s tenure as Chief Executive Officer, PGE made the strategic decision to reduce use of oil and coal and has been ranked #1 on multiple occasions for selling more renewable power to residential customers than any other U.S. utility. Under Ms. Fowler’s leadership, wind and solar projects were constructed and integrated into the PGE grid.
Under her leadership as HEI’s Nominating and Corporate Governance Chair, the company undertook significant leadership and governance updates, including a significant board refreshment effort that brought additional expertise and reduced director tenure; a CEO transition for HEI, Hawaiian Electric and ASB; and the expansion of proxy access, implementation of majority voting and elimination of the previously staggered board structure.
PROFESSIONAL EXPERIENCE
38 years of executive leadership, financial oversight and utility operations experience from serving at PGE in senior officer positions (including as President and Chief Executive Officer, Chief Operating Officer, and Board Member) and operating positions.
PAST PUBLIC COMPANY BOARDS
Director, Chair of Nominating & Corporate Governance Committee, Columbia Banking System, Inc. (2023-2025)
Director (2009-2023) and Chairman (2012-2023), Umpqua Holdings Corp. (bank holding company)
Director, Portland General Electric (2006-2012)
OTHER POSITIONS
Director and Chairman of the investment committee, Cambia Health Solutions (not-for-profit health insurer) (2005-2020)
Director, PGE Foundation (1997-2025)
Director, Portland Branch of Federal Reserve Bank of San Francisco (2007-2011)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2009-2016)
Director, American Savings Bank (former HEI Subsidiary) (2022-2023)

Director Nominees for Election

Timothy E. Johns
Independent Director Nominee

Age: 70 Principal Occupation: President and CEO, Zephyr Insurance Company, Inc. (since 2018)
EXPERTISE
LEADERSHIP
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
EXECUTIVE MANAGEMENT
STRATEGIC & OPERATIONAL MANAGEMENT
RISK MANAGEMENT

EDUCATION
Bachelor of Arts, University of California Santa Barbara
Master of Arts, Economics and Juris Doctorate, University of Southern California
Mr. Johns has executive management, leadership and strategic planning skills developed over three decades as a businessperson and lawyer and currently as President and CEO of Zephyr Insurance Company.
He has extensive business, regulatory, financial stewardship and legal experience from his prior roles as Chief Consumer Officer, HMSA (health insurance provider), President and CEO of the Bishop Museum (premier natural and cultural history institution in the Pacific and the largest museum in Hawai’i), Chief Operating Officer for the Estate of Samuel Mills Damon (former private trust with assets valued at over $900 million prior to its dissolution), Chairperson of the Hawaii State Board of Land and Natural Resources, Director of the Hawaii State Department of Land and Natural Resources and Vice President and General Counsel at Amfac Property Development Corp.
Mr. Johns currently serves on several corporate and nonprofit boards and has held prior public service appointments at the federal and the state level in Hawai’i. He brings extensive experience in insurance, regulated industries, corporate governance, risk management, and community leadership.
PROFESSIONAL EXPERIENCE
Chair (since 2020), Director (since 2005), Chair of Audit Committee (since 2010), Hawaiian Electric Company, Inc.
Chief Consumer Officer, Hawaii Medical Service Association (HMSA) (2011-2017)
President and Chief Executive Officer, Bishop Museum (2007-2011)
Director, State of Hawaii Department of Land and Natural Resources (2007-2011)
Vice President and General Counsel at Amfac Property Development Corporation (1994-1998)
OTHER POSITIONS
Trustee, Parker Ranch Foundation Trust and Parker Ranch, Inc. (largest cattle ranch in Hawaii which operates under Parker Ranch Foundation Trust, a charitable trust with assets valued at over $350 million) (since 2005)
Director, Hawaii Gas (2003-2005)
Director, Grove Farm Company, Inc. (privately-held community and real estate development firm operating on the island of Kauai) (since 2004)
Trustee, Consuelo Foundation (humanitarian non-profit organization) (since 2012)
Director, Oahu Economic Development Board (since 2013)
Director, Polynesian Voyaging Society (since 2013)
Chair and Director, KUPU (Hawaii non-profit focused on empowering youth through environmental and cultural sustainability) (since 2023)

Director Nominees for Election

Micah A. Kāne
Independent Director Nominating and Corporate Governance Committee Member Compensation & Human Capital Management Committee Member

Age: 57 Independent Director Since: 2019 Principal Occupation: President and Chief Executive Officer, Parker Ranch, Inc. (since 2025)
EXPERTISE
LEADERSHIP
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
EXECUTIVE MANAGEMENT
STRATEGIC & OPERATIONAL MANAGEMENT

EDUCATION
Bachelor of Arts, Business Administration, Menlo College
Master of Business Administration, University of Hawai’i at Manoa
Mr. Kāne is a well-respected leader in the state of Hawai’i and brings extensive leadership and a deep understanding of Hawai’i’s cultural, business and political environment to the Board.
His career has been distinguished by his leadership of significant private and public trusts, including his current role as President and Chief Executive Officer of Parker Ranch, Inc., the largest cattle ranch in Hawai’i and which operates under a private trust that benefits education, health and other safety net services in Hawaii. Mr. Kāne most recently served as the President and Chief Executive Officer of the Hawai’i Community Foundation (“HCF”), Hawai’i’s largest and oldest foundation. Under his leadership the HCF nearly tripled the dollar amount of community grants it provides and significantly increased its assets.
He also served as a Trustee of the largest land trust in the state of Hawai’i, Kamehameha Schools, a private school system established under the will of Princess Bernice Pauahi Bishop to create educational opportunities in perpetuity for people of Hawaiian ancestry. He also previously served as Chairman/Director of the State of Hawai’i Department of Hawaiian Homelands.
A recognized Native Hawaiian community leader, Mr. Kāne brings invaluable experience in understanding Hawai’i’s complex cultural and land use history (nearly 27% of the population self- identifies as Native Hawaiian and other Pacific Islander). Mr. Kāne has brought to bear this knowledge and his business acumen to bring the community together to address critical issues including environmental sustainability, homelessness and affordable housing.
Mr. Kāne also has expertise in state/county government affairs including state/county regulation, policy development, public relations, and crisis management.
PROFESSIONAL EXPERIENCE
President and Chief Executive Officer, Hawai’i Community Foundation (Hawai’i’s largest and oldest Foundation (2017-2025)
Chief Operating Officer, Pacific Links Hawai’i LLC (golf course owner, developer and operator) (2011-2016)
Principal, the KĀNE Group LLC (Hawai’i-based company focused on land and financing matters for planned community infrastructure and general business development) (since 2010)
Trustee, Kamehameha Schools ($14.7 billion endowment and Hawai’i’s largest private landowner) (2009-2021)
OTHER POSITIONS
Chairman, Menlo College Board of Trustees, Atherton, CA (since 2011)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2012-2019)
Director, American Savings Bank (former HEI Subsidiary) (2022-2023)

Director Nominees for Election

Shelee M.T. Kimura
Director Nominee

Age: 52 President and CEO, Hawaiian Electric Company, Inc. (since 2022)
EXPERTISE
CLEAN ENERGY, UTILITIES
LEADERSHIP
COMMUNITY RELATIONS
ENERGY, UTILITIES
GOVERNMENT AND REGULATIONS
CORPORATE TRANSFORMATION
STRATEGIC PLANNING
FINANCE AND ACCOUNTING

EDUCATION
Bachelor of Arts, Business Administration, University of Hawaii at Manoa
Advanced Management Program, Wharton Executive Education, University of Pennsylvania
Ms. Kimura has strong executive management, leadership and strategy development and execution skills developed through leadership roles at Hawaiian Electric and HEI over the last 20 years, including her current role as President and Chief Executive Officer of Hawaiian Electric.
Ms. Kimura has extensive operational leadership, crisis management and stakeholder relations experience gained from leading HEI’s corporate finance, investments, investors relations and corporate strategy functions, and from her roles at Hawaiian Electric, which have included leading development and execution of a multi-year transformation strategy, guiding teams responsible for operational functions and innovation, and providing critical company leadership through the COVID-19 pandemic and the Maui windstorm and wildfires.
She has finance, accounting, auditing, enterprise risk management, and corporate governance experience through prior work as an external and internal auditor, business and risk management consultant, and service on the audit committee for Kamehameha Schools and the board and compensation committee of Alexander & Baldwin.
In 2016, Ms. Kimura was honored with the Clean Energy Education and Empowerment Business award by the U.S. Department of Energy.
PROFESSIONAL EXPERIENCE
Senior Vice President, Customer Service and Public Affairs, Hawaiian Electric Company (March – December 2021)
Senior Vice President, Customer Service, Hawaiian Electric Company (2019- March 2021)
Senior Vice President, Business Development & Strategic Planning, Hawaiian Electric Company (2017-2019)
Vice President, Corporate Planning & Business Development, Hawaiian Electric, (2014-2017)
PAST PUBLIC COMPANY BOARDS
Director, Alexander & Baldwin, Inc. (2023-2026)
OTHER POSITIONS
Director, Parents and Children Together (non-profit supporting education and social services to Hawaii’s most underserved communities) (since 2023)
Director, Na Kama Kai (non-profit focused on empowering youth) (since 2020)
Trustee, Mid-Pacific Institute (private, college preparatory school) (since 2022)
Independent Audit Committee Member, Kamehameha Schools (2013-2022)

Director Nominees for Election

Mary E. Kipp
Independent Director Nominee

Age: 58 Principal Occupation: President and Chief Executive Officer, Puget Sound Energy, Inc. (since 2020)
EXPERTISE
LEADERSHIP
ENERGY, UTILITIES
RENEWABLES
ENVIRONMENTAL MANAGEMENT
CORPORATE GOVERNANCE
FINANCIAL OVERSIGHT
REGULATORY COMPLIANCE

EDUCATION
Bachelor of Arts, Williams College
Juris Doctor, University of Texas School of Law
Ms.Kipp is a proven leader in the electric utility industry. She brings exceptional executive management, leadership and strategic planning skills developed over nearly three decades as a businessperson and lawyer and currently as President and CEO of Puget Sound Energy, Inc., a 150-year-old utility providing electric power and natural gas to 1.5 million customers in the state of Washington.
She also has extensive business, regulatory, financial stewardship and legal experience from her prior roles as President and CEO, General Counsel and Chief Compliance Officer and Director of FERC Compliance for El Paso Electric Company (electric utility providing generation, transmission and distribution to customers in West Texas and southern New Mexico), and Senior Enforcement Attorney for the Federal Energy Regulatory Commission.
Ms. Kipp also has substantial corporate governance knowledge and familiarity with financial oversight and fiduciary responsibilities from her service as a director for Boston Properties, Inc., the largest publicly traded developer, owner, and manager of premier workplaces in the United States and as a prior director of El Paso Electric.
PROFESSIONAL EXPERIENCE
President (2019-Present), Chief Executive Officer (2020-Present), Puget Sound Energy, Inc.
President & Chief Executive Officer (2017-2019), Chief Executive Officer (2015-2017), President (2014-2015), Senior Vice President, General Counsel and Chief Compliance Officer (2010-2014), El Paso Electric Company (investor-owned electric utility to customers in west Texas and southern New Mexico)
PUBLIC COMPANY BOARDS
Director, Boston Properties (since 2021)
PAST PUBLIC COMPANY BOARDS
Director, El Paso Electric Company (2015-2019)
OTHER POSITIONS
Director, Edison Electric Institute (2015-2019 & 2020 to present)
Deputy Chair and Director, Federal Reserve Bank for the 11th District (2018-2019)
Director, American Gas Association (since 2020)
Director, Challenge Seattle (alliance of regional employers addressing community challenges such as affordable housing, homelessness and workforce development) (since 2020)
Member, Board of Trustees, Williams College (2024 to present)

Director Nominees for Election

William J. Scilacci, Jr.
Independent Director Executive Committee Member Audit & Risk Committee Chair Nominating and Corporate Governance Committee Member

Age: 70 Independent Director Since: 2019 Principal Occupation: Former Executive Vice President and Chief Financial Officer, Edison International (2008-2016)
EXPERTISE
FINANCE AND ACCOUNTING
STRATEGIC & OPERATIONAL MANAGEMENT
LEADERSHIP
ENERGY, UTILITIES
RISK MANAGEMENT

EDUCATION
Bachelor of Arts, University of California, Los
Angeles
Master of Business Administration, Santa Clara University
Mr. Scilacci has significant leadership and operational management experience through serving as CFO of Edison International, a publicly- traded company whose market cap increased substantially during Mr. Scilacci’s tenure. He has extensive experience communicating with Wall Street analysts, investors and rating agencies and has demonstrated a strong track record of shareholder value creation.
He has extensive utility experience through his over 20 years in financial management with Southern California Edison, the primary energy supply company for Southern California. Southern California Edison is a leader in developing and implementing grid modernization, electrification of transportation, renewable energy and energy efficiency strategies.
Mr. Scilacci was also the CFO of Edison International’s competitive generation subsidiary. During his tenure, Edison International made material investments in wind energy and natural gas-fired generation. He also oversaw the company’s subsidiaries’ energy trading business.
Mr. Scilacci has a keen understanding of enterprise risk management having managed Edison International’s enterprise risk management program to identify, monitor and forecast risks to the company.
PROFESSIONAL EXPERIENCE
Over 30 years of experience, and 25 years in executive leadership, for Edison International companies (including CFO of Edison International, Edison Mission Energy and Southern California Edison)
OTHER POSITIONS
Director, Shipshape, Inc. (start-up energy management services business) (since 2023)
Director, Chair of the Finance Committee, Member of Audit Committee, Loyola High School of Los Angeles (2015-2025)
President (2019) and Director (2017-2019), Bel-Air Bay Club
Director, American Savings Bank (former HEI Subsidiary) (2022-2023)

Director Nominees for Election

Scott W.H. Seu
President and CEO, HEI Executive Committee Member

Age: 60 HEI Director Since: 2022 Principal Occupation: President and Chief Executive Officer, HEI (since 2022)
EXPERTISE
ENERGY, UTILITIES
LEADERSHIP
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
CORPORATE TRANSFORMATION
STRATEGIC PLANNING

EDUCATION
Bachelor of Science, Mechanical Engineering, Stanford University
Master of Science, Mechanical Engineering, Stanford University
Mr. Seu provides significant chief executive leadership experience including dealing with difficult challenges and leading HEI’s corporate simplification strategy. He has extensive utility operational expertise having served in numerous leadership positions at HEI’s primary operating subsidiary, Hawaiian Electric Company (Hawaiian Electric), for over 28 years, including as its president and CEO.
As President of Hawaiian Electric, Mr. Seu was responsible for ensuring reliable, safe and affordable provision of electric power to 95% of Hawai’i’s population. He was instrumental in leading the company’s transition to cleaner, renewable energy supporting the state’s goal of 100% renewable energy by 2045.
Mr. Seu has extensive operations, business, regulatory and community leadership experience through serving in various executive roles at Hawaiian Electric. He has also been actively engaged in critical infrastructure resilience issues in Hawai’i and at the national level.
Prior to joining Hawaiian Electric in 1993, Mr. Seu worked as a mechanical and environmental engineer at companies in California and he also worked abroad in China.
PROFESSIONAL EXPERIENCE
President and Chief Executive Officer, Hawaiian Electric (2020-2021)
Senior Vice President, Public Affairs, Hawaiian Electric (2017-2020)
Vice President, System Operation, Hawaiian Electric (2014-2016)
Vice President, Energy Resources and Operations, Hawaiian Electric (2013-2014)
Vice President, Energy Resources, Hawaiian Electric (2010-2012)
OTHER POSITIONS
Trustee, Queen’s Health Systems (since 2023)
Director, Edison Electric Institute (the primary electric utility industry association representing all U.S. investor-owned electric companies) (since 2022)
Director, Partners in Development Foundation (Hawaii non-profit serving families in need) (since 2022)
Director, Regional Advisory Board Teach for America Hawai’i (since 2017)
Director, Electric Power Research Institute (EPRI) (2020-2024)
Director (2022-2024) and Chair (2022-2023), American Savings Bank (former HEI subsidiary)

Director Nominees for Election

Toby B. Taniguchi
Independent Director Nominee

Age: 54 President and Chief Executive Officer, KTA Super Stores (since 2014)
EXPERTISE
LEADERSHIP
COMMUNITY RELATIONS
EXECUTIVE MANAGEMENT
STRATEGIC & OPERATIONAL MANAGEMENT
RISK MANAGEMENT

EDUCATION
Bachelor of Science Communications Management, University of Portland
Certificate in Executive Food Industry Management, University of Southern California
Mr. Taniguchi has extensive executive leadership experience as President and Chief Executive Officer of KTA Super Stores. He oversees operations for the largest network of retail grocery stores on the island of Hawaii, which has been operating for over 110 years. Under his leadership, KTA Super Stores has invested in environmental and social innovations including electric vehicle infrastructure investments, PV system installation, local sourcing and philanthropic programs with direct community impact.
Mr. Taniguchi has deep knowledge of and experience with the business community of the island of Hawaii, which is served by Hawaiian Electric Company’s subsidiary, Hawaii Electric Light Company.
He also has corporate and non-profit board governance experience from his service on private and non-profit boards, including in areas of impact such as community development, health and human services, education, business, industry, insurance, and economic development.
Mr. Taniguchi has been honored for his business and community leadership, including with Hawaii Business Magazine’s “40 Under Forty” distinction and “20 for the Next 20” award.
PROFESSIONAL EXPERIENCE
President and Chief Executive Officer (2022-present); President and Chief Operating Officer (2014-2021), Executive Vice President (2006-2014), Vice President Store Operations (1999-2006), Area Manager (1997-1999), Store Director (1997-1998), KTA Super Stores
President (2019-present) and Vice President (1999-2019), K. Taniguchi, Limited
OTHER POSITIONS
Past Chairman and Member (since 2006), Hawaii Food Industry Association
Past Chairman and Director (since 2014), Hawaii Employers’ Mutual Insurance Company
Trustee, Lyman House Museum (since 2020)
Director, Parker Ranch, Inc. (since 2018)
Former President and Director (since 1997), Hawaii Island Chamber of Commerce
Chairman and Director, Community First (since 2020) (non-profit focused on improving healthcare access, affordability, and health outcomes for Hawai’i Island residents)
Director, Kailua Village Business Improvement District Board (since 2021)
Trustee, Public Schools of Hawaii Foundation (Trustee) (since 2021)

Corporate Governance
Corporate Governance
HEI’s governance policies and guidelines
HEI’s Board and management review and monitor corporate governance trends and best practices on an ongoing basis, including for purposes of making necessary and advisable updates to HEI’s corporate governance documents and complying with the corporate governance requirements of the New York Stock Exchange (NYSE) and rules and regulations of the U.S. Securities and Exchange Commission (SEC). HEI’s corporate governance documents (such as the charters for the Audit & Risk, Compensation & Human Capital Management, Nominating and Corporate Governance and Executive Committees, Corporate Governance Guidelines and Corporate Code of Conduct, as well as other governance documents) are available on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein).
The Board’s leadership structure
Since May 5, 2020, Admiral Fargo has served as the nonexecutive Chair of the Board. Admiral Fargo has served on the Board since 2005 and has never been employed by HEI or any HEI subsidiary. The Board has determined that he is independent under applicable standards for director independence, as discussed below under the heading “Board of Directors — Independent Directors.” Among the many skills and qualifications that Admiral Fargo brings to the Board, the Board considered: (i) his extensive experience in corporate governance from serving on a number of other public company, private company and nonprofit boards; (ii) his track record of effective consensus and relationship building and business and community leadership, including serving as Commander of the U.S. Pacific Command; (iii) his willingness to spend time advising and mentoring members of HEI’s senior management; and (iv) his dedication to committing the hard work and time necessary to successfully lead the Board.
After serving on the Board for the past 21 years and as Chair for the past six years, Adm. Fargo will be stepping down from the Board at the 2026 Annual Meeting. His replacement as Board Chair will be appointed following the 2026 Annual Meeting.
The responsibilities of HEI’s Chair include to:
•
lead Board and shareholder meetings and executive sessions of the independent directors, including executive sessions at which the performance of the CEO is evaluated by the Board;

•
attend meetings of the Board’s committees, either as member or observer;

•
work closely with the Nominating and Corporate Governance Committee to periodically evaluate board and committee structures, as well as advise with respect to succession planning for the Board;

•
be available to other Board members and management for questions and consultation; and

•
ensure and facilitate communications among Board members and Board committees and between the Board and management.

The Board’s Corporate Governance Guidelines provide that if the Chair and CEO positions are held by the same person, or if the Board determines that the Chair is not independent, the independent directors should designate an independent director to serve as “Lead Director.” If a Lead Director is designated, the Lead Director’s responsibilities are to: (i) preside at Board and shareholder meetings when the Chair is not present; (ii) preside at executive sessions of the independent directors; (iii) facilitate communication between the independent directors and the Chair or the Board as a whole; (iv) call meetings of the non-management or independent directors in executive session; (v) participate in approving meeting agendas, schedules and materials for the Board; and (vi) perform other functions described in the Corporate Governance Guidelines or as determined by the Board from time to time.
The Board believes that its current leadership structure, which provides for an independent nonemployee Chair, or an independent Lead Director if the Chair is not independent, is appropriate and effective based on HEI’s current operations, strategic plans and overall corporate governance structure. Several reasons support this conclusion. First, the Board believes that having an independent Chair or Lead Director has been important in establishing a “tone at the top” for both the Board and the Company that encourages constructive expression of views that may differ from those of senior management. Second, the Board believes that the presence of an independent Chair or Lead Director demonstrates to the Company’s regulators and shareholders that the Board is committed to serving the best interests of the Company and its shareholders and not the best interests of management. Third, the Board recognizes that HEI utilizes an uncommon corporate governance structure in that the board of its primary operating subsidiary is composed mostly of nonemployee directors and that the HEI Chair has played an important leadership role for the consolidated company. For instance, in addition to chairing executive sessions of the nonemployee directors, the Chair has led the HEI Board in its oversight role with respect to HEI’s operating subsidiary.
The Board’s role in risk oversight
HEI is a holding company that operates through Hawaiian Electric, its Hawai‘i-based electric public utility subsidiary. During 2025, at the holding company and Utility levels, the Company faced a variety of risks, including without limitation operational, climate and sustainability-related (including wildfire-related), regulatory and legal, financial, cybersecurity, and strategic and reputational risks. Management is responsible for developing and implementing strategies to identify, assess, mitigate, manage and report on the Company’s key risks; that responsibility is carried out by assignments of responsibility to various officers and employees under the direction of HEI’s Chief Risk Officer. The Board oversees the management of these risks.

Corporate Governance
The Board’s specific risk oversight functions are as follows:
•
The Board has approved a consolidated enterprise risk management (ERM) system recommended by management. The system is designed to identify and assess risks across the HEI enterprise so information regarding the Company’s key risks can be reported to the Board, along with proposed strategies for mitigating and managing these risks. The ERM system includes a Utility Chief Risk Officer (Utility CRO) and an HEI enterprise Chief Risk Officer (HEI CRO). Hawaiian Electric’s Chief Financial Officer also serves as the Utility CRO and is responsible for the Utility risk management program. Hawaiian Electric’s CRO reports directly to the Utility’s President and functionally to the HEI CRO, who reviews key risks on a consolidated basis. The president of Pacific Current has the responsibility to ensure risks at Pacific Current are effectively managed and to promptly report any material changes in key or emerging risks to the HEI CRO. The Board believes that this risk management structure is appropriate and effective for the Company’s operations and holding company structure, because it allows for key risk identification and management at each business while also ensuring a consolidated view of key risks at the holding company level. In connection with approving this ERM system, the Board reviewed (and continually assesses) a catalog of key risks and management’s assessment of those risks. As part of the Board’s ongoing risk oversight, the HEI and Utility CROs provide regular reports to the Board, through the Audit & Risk Committee, on the status of those key risks, any changes to the key risk catalog or management’s assessment of those risks, and any other key risk management matters that the Board or Audit & Risk Committee may request. The Board, through the Audit & Risk Committee, also receives reports from HEI’s internal auditor evaluating the effectiveness of management’s implementation of the ERM system.

•
The Board has assigned to the Audit & Risk Committee the responsibility of assisting in the oversight of the overall risk management system of the Company. In providing such assistance, the Audit & Risk Committee is specifically required to discuss policies with respect to risk assessment and risk management, including the guidelines and policies governing the process by which risk assessment and risk management are undertaken at the Company, and to report to the Board the committee’s discussion and findings so that the entire Board can consider changes (if any) in the Company’s risk profile.

•
The Board has also assigned to the Audit & Risk Committee the specific risk oversight responsibilities of: (i) reviewing the Company’s major financial risk exposures and the steps management has taken to monitor and manage such exposures; (ii) overseeing HEI’s Code of Conduct compliance program; and (iii) establishing procedures for direct reporting of potential accounting and auditing issues to the Audit & Risk Committee. The Audit & Risk Committee reports to the Board each quarter regarding these matters.

•
The Board has assigned to the Compensation & Human Capital Management Committee the specific risk oversight responsibilities of: reviewing whether Company compensation policies or practices encourage employees to take risks that are reasonably likely to have a material adverse effect on the Company, reviewing risks related to human capital management, and recommending new or revised policies and practices to address any such risks. The Compensation & Human Capital Management Committee reports the results of its review and any recommendations to the Board, which includes the Audit & Risk Committee. Both the Audit & Risk and Compensation & Human Capital Management Committees are composed entirely of independent directors.

•
The Audit & Risk Committee may create additional working groups or subcommittees to consider specific risk areas. In 2023, in recognition of the heightened cybersecurity risk environment, the Audit & Risk Committee formed the Cybersecurity Working Group (CWG) to assist with oversight of such risks, including through: meetings with management to discuss cyber risk, risk treatment, and related operational activities; evaluating cybersecurity areas highlighted by the Audit & Risk Committee, including areas the CWG deems higher risk or topical; reporting to the Audit & Risk Committee on a quarterly basis, or more frequently as needed; and coordinating with management on Board trainings and tabletop exercises. In 2026, the Audit & Risk Committee broadened the working group’s responsibilities to include both cybersecurity and physical security risk, given the potential interconnectedness of such risks.

•
At least annually, the Board conducts a strategic planning and risk review. As part of this review, the Board reviews fundamental financial and business strategies and assesses the key and emerging risks facing the Company and available alternatives to mitigate those risks. To facilitate strategic planning through constructive dialogue among management and Board members, members of management who are not directors are invited to participate in the review. Based on the review, the Board and senior management, including the HEI CRO, identify key issues to be addressed during the course of the next calendar year.

The Board believes that, for risk oversight, it is especially important to have an independent Chair or Lead Director in order to ensure that differing views from those of management are expressed. Since the HEI Chair attends all Board and committee meetings, the HEI Chair is also in a unique position to assist with communications regarding risk oversight and risk management among the Board and its committees and between directors and management.
Selection of nominees for the Board
The Board believes that there are skill sets, qualities and attributes that should be represented on the Board as a whole, but do not necessarily need to be possessed by each director. The Nominating and Corporate Governance Committee and the Board, thus, consider the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate in light of the Company’s current and future needs.
The Nominating and Corporate Governance Committee assists the Board in identifying and evaluating persons for nomination or re-nomination for Board service or to fill a vacancy on the Board. To identify qualified candidates for Board membership, the Committee may consider persons who are serving on its subsidiary board as well as persons suggested by Board members, management and shareholders, or may retain a third-party search firm to help identify qualified candidates. The Committee’s evaluation process does not vary based on whether a candidate is recommended by a shareholder, a Board member, a member of management or through self-nomination.
Once a person is identified as a potential director candidate, the committee may review publicly-available information to assess whether the candidate should be further considered. If so, a committee member or designated representative for the committee will contact the person.

Corporate Governance
If the person is willing to be considered for nomination, the person is asked to provide additional information regarding his or her background, his or her specific skills, experience and qualifications for Board service, and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with committee and Board members, and committee members may contact one or more references provided by the candidate or others who would have firsthand knowledge of the candidate’s qualifications and attributes.
In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination or appointment to fill a vacancy, the committee considers:
•
the candidate’s qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company’s businesses and the environment within which the Company operates, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements and other factors required to be considered under applicable laws, rules or regulations;

•
the candidate’s attributes, with an emphasis on independence, personal and professional integrity, character, reputation, ability to represent the interests of all shareholders, time availability in light of other commitments, dedication, absence of conflicts of interest, appreciation of differing perspectives, experiences and cultures, commitment to deal responsibly with social issues and other stakeholder concerns and other factors that the committee considers appropriate in the context of the needs of the Board;

•
familiarity with and respect for corporate governance requirements and practices;

•
with respect to incumbent directors, the self-evaluation of the individual director, his or her current qualifications and his or her contributions to the Board;

•
the current composition of the Board and its committees; and

•
intangible qualities of the candidate including the ability to ask difficult questions and, simultaneously, to work collegially with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Corporate Governance Committee and then makes the final decision whether to re-nominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule or regulation.
Identifying nominees for the Board
In assisting the Board in identifying qualified director candidates, the Nominating and Corporate Governance Committee considers, among other things, whether the candidate possesses an understanding of Hawai’i’s unique history, culture and political and regulatory environment and would contribute to the Board’s expertise, skills, professional experience and range of perspectives. The Board believes it functions most effectively with members who collectively possess a range of substantive expertise, perspectives, skills and experience in areas that are relevant to leading HEI in accordance with the Board’s fiduciary responsibilities. The Board also believes that having a board composed of members who can collectively contribute a range of perspectives, including those that may arise from differing backgrounds and experiences, improves the quality of the Board’s deliberations and decisions because it enables the Board to evaluate complex issues more thoroughly and completely. As the Company’s operations and strategic plans and the Board’s composition may evolve over time, the Nominating and Corporate Governance Committee is charged with identifying and assessing the appropriate mix of knowledge areas, qualifications and personal attributes contributed by Board members that will bring the most strategic and decision-making advantage to HEI.
With operations exclusively in the State of Hawai’i, it is important that our Board includes members who currently or in the past have lived and worked in the state and have knowledge of, and experience with, our customer base and Hawai‘i’s unique historical, cultural, political and regulatory environment. If the shareholders vote to elect the twelve director nominees proposed by the Board for election at the 2026 Annual Meeting the resulting composition of the Board would be as shown on page 1, under the heading “Election of Twelve Directors.”
The Board also recognizes that, due to Hawai‘i’s geographic isolation and the comparatively small number of publicly traded companies and regulated utilities based in Hawai‘i, the Board also benefits from having among its members directors who have gained business experience outside of Hawai‘i; those Board members contribute valuable information about experiences they have had working at or serving on the boards of other public companies and companies in similar industries, which also contributes to the breadth of perspectives on the Board.
Director resignation policies
Through its Corporate Governance Guidelines, the Board requires its members to submit a letter of resignation for consideration by the Board in certain circumstances. A director must tender his or her resignation in the event of a significant change in the director’s principal employment and at the end of each term during and after which the director reaches the age of 75. In addition to the evaluation process discussed under “Corporate Governance — Selection of nominees for the Board,” requiring a director to submit a letter of resignation in these two circumstances ensures that the Board examines whether a director’s skills, expertise and attributes continue to provide value over time. The Nominating and Corporate Governance Committee recommended, and the Board approved, selecting Adm. Fargo as a nominee director at the 2025 Annual Meeting in spite of reaching the age of 75 because of Adm. Fargo’s leadership experience and institutional knowledge to assure governance continuity and stability during significant operational, legal and financial challenges resulting from the Maui windstorm and wildfires. Adm. Fargo will be stepping down from the Board at the 2026 Annual Meeting.
A director must also submit his or her resignation for consideration by the Board if the director in an uncontested election fails to receive the support of the majority of votes cast. In such an event, the Board will evaluate the reasons for the voting result and determine how best to address the shareholder concerns underlying that result. In some cases, the Board may decide that the best approach is to accept the director’s

Corporate Governance
resignation. In other cases, the Board may discover that a shareholder concern that was the cause of the vote outcome may more appropriately be addressed by taking other action.
The Board’s role in management succession planning
The Board, led by its Nominating and Corporate Governance Committee, is actively engaged in succession planning and talent development, with a focus on the CEO and senior management of HEI and the Utility. The Board and the Nominating and Corporate Governance Committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. At its meetings throughout the year, the Nominating and Corporate Governance Committee reviews progress of talent development and succession programs and discusses internal and external succession candidates, including their capabilities, accomplishments, goals and development plans. The full Board also reviews and discusses talent strategy and evaluations of potential succession candidates annually. The Compensation & Human Capital Management Committee also oversees and discusses talent strategy and workforce planning. In addition, potential leaders are given frequent exposure to the Board through formal presentations and informal events. These reviews, presentations and other interactions familiarize the Board with the Company’s talent pool to enable the Board to select successors for the senior executive positions when appropriate.
Shareholder communication with the directors
Interested parties, including shareholders, desiring to communicate with the Board, any individual director or the independent directors as a group regarding matters pertaining to the business or operations of HEI may address their correspondence in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, HI 96808-0730. The HEI Corporate Secretary may review, sort and summarize all such correspondence in order to facilitate communications to the Board. In addition, the HEI Corporate Secretary has the authority and discretion to handle any director communication that is an ordinary course of business matter, including routine questions, complaints, comments and related communications that can appropriately be handled by management. Directors may at any time request copies of all correspondence addressed to them. The charter of the Audit & Risk Committee, which is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein), sets forth procedures for submitting complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters on a confidential, anonymous basis.

Board of Directors
Board of Directors
Independent directors
Under HEI’s Corporate Governance Guidelines, a majority of Board members must qualify as independent under the listing standards of the NYSE and any additional requirements as determined by the Board from time to time.
•
For a director to be considered independent under NYSE listing standards, the Board must determine that the director does not have any direct or indirect material relationship with HEI or the Utility apart from his or her service as a director. The NYSE listing standards also specify circumstances under which a director may not be considered independent, such as when the director has been an employee of the Company within the last three fiscal years, if the director has had certain relationships with the Company’s external or internal auditor within the last three fiscal years or when the Company has made or received payments for goods or services to or from entities with which the director or an immediate family member of the director has specified affiliations and the aggregate amount of such payments in any year within the last three fiscal years exceeds the greater of $1 million or 2% of such entity’s consolidated gross revenues for the fiscal year.

•
The Board has also adopted Categorical Standards for Director Independence (HEI Categorical Standards), which are available for review on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The HEI Categorical Standards specify circumstances under which a director may not be considered independent. In addition to the circumstances that would preclude independence under the NYSE listing standards, the HEI Categorical Standards provide that a director is not independent if HEI and the Utility have made charitable contributions to a nonprofit organization for which the director serves as an executive officer and the aggregate amount of such contributions in any single fiscal year of the nonprofit organization within the last three fiscal years exceeds the greater of $1 million or 2% of such organization’s consolidated gross revenues for the fiscal year.

The Nominating and Corporate Governance Committee and the Board considered the relationships described below in assessing the independence of Board members. Based on its consideration of such relationships and the recommendations of the Nominating and Corporate Governance Committee, the Board determined that all of the incumbent nonemployee directors (Messrs. Kāne and Scilacci; Mss. Connors, Flores and Fowler) and non-incumbent director nominees (Messrs. Ajello, Aquilino, Johns, and Taniguchi and Ms. Kipp) are independent. The remaining nominees, Mr. Seu and Ms. Kimura, are employees of HEI and the Utility, respectively, and, therefore, are not independent under NYSE listing standards.
Relationships considered in determining director independence:
With respect to Ms. Flores, Mr. Kāne and Mr. Taniguchi, the Board considered amounts paid in the last three fiscal years to purchase electricity from HEI subsidiary Hawaiian Electric (the sole public utility providing electricity to the islands of O’ahu and Hawai’i) by the respective entities employing Ms. Flores, Mr. Kāne and Mr. Taniguchi. None of the amounts paid by the entities for electricity (excluding pass-through charges for fuel, purchased power and Hawai’i state revenue taxes) exceeded the thresholds in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent. Because Hawaiian Electric is the sole source of electric power on the islands of O’ahu and Hawai’i, the rates Hawaiian Electric charges for electricity are fixed by state regulatory authority, and purchasers of electricity from these public utilities have neither a choice as to supplier nor the ability to negotiate rates or other terms. Accordingly, the Board determined that these relationships do not impair the independence of these directors.
With respect to Mr. Johns, the Board considered amounts paid to Kristen Placek, Mr. Johns’ daughter, who is employed by Hawaiian Electric Company, a subsidiary of HEI. Since Mr. Johns had no involvement in the hiring, compensation and/or continuing supervision of Ms. Placek and Ms. Placek is not an executive of Hawaiian Electric, the Board determined that this transaction did not reach the thresholds of the applicable independence standards or otherwise impair Mr. Johns’ independence.
Board meetings in 2025
In 2025, there were eight regular meetings and six special meetings of the Board. All incumbent directors attended at least 75% of the combined total number of meetings of the Board and Board committees on which they served during the period that the director served as a director.
Executive sessions of the Board
The nonemployee directors meet regularly in executive sessions without management present. In 2025, these sessions were chaired by Adm. Fargo as the Chair of the Board and as an independent nonemployee director. The Chair may request from time to time that another independent director chair the executive sessions.
Board attendance at annual meetings
All of HEI’s incumbent directors attended the 2025 Annual Meeting of Shareholders with the exception of two directors. HEI encourages all directors to attend each year’s Annual Meeting.

Board of Directors
Board evaluations
The Board conducts annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each member of the Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committees annually evaluates the performance of each committee on which he or she serves.
Each director standing for reelection also evaluates his or her own performance. The nonemployee directors also periodically complete peer evaluations of the other nonemployee directors. The evaluation process is overseen by the Nominating and Corporate Governance Committee, in consultation with the Chair.

Committees of the Board
Committees of the Board
Board committee composition and meetings
The Board has four standing committees: Audit & Risk, Compensation & Human Capital Management, Executive and Nominating and Corporate Governance. Members of these committees are appointed annually by the Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee. The table below shows the current members of each such committee and the number of meetings each committee held in 2025. If the Board is expanded at the 2026 Annual Meeting, it its expected that committee membership will be proportionally expanded.
Name	Audit & Risk	Compensation & Human Capital Management	Executive	Nominating and Corporate Governance
Celeste A. Connors
Thomas B. Fargo
Elisa K. Flores
Peggy Y. Fowler
Micah A. Kāne
William James Scilacci, Jr.
Scott W. H. Seu1
Number of meetings in 2025	7	5	—	5
1
Mr. Seu is an employee director. All other directors have been determined to be independent. See “Board of Directors — Independent Directors” above.

Functions of the Board’s standing committees
The primary functions of HEI’s standing committees are described below. Each committee operates and acts under written charters adopted and approved by the Board and are available for review on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). Each of the Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committees may form subcommittees of its members and delegate authority to its subcommittees.
Audit & Risk Committee
The Audit & Risk Committee is responsible for overseeing (i) HEI’s financial reporting processes and internal controls; (ii) the performance of HEI’s internal auditor; (iii) risk assessment and risk management policies set by management; and (iv) the Corporate Code of Conduct compliance program for HEI and Hawaiian Electric. In addition, this committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm that audits HEI’s consolidated financial statements. As part of its risk management oversight responsibility, the Audit & Risk Committee also oversees cybersecurity risk. To support the Audit & Risk Committee with this oversight responsibility, a non-fiduciary working group comprised of members of the HEI and the Utility Boards assists the Audit & Risk Committee in monitoring the Company’s cybersecurity programs. Beginning in 2026, physical security was added to the working group’s scope of oversight. Among other things, the cyber and physical security working group reviews the effectiveness of the Company’s cyber and physical security programs and practices and the impact of emerging cyber and physical security risks on the Company, and provides reports on its work and findings to the Audit & Risk Committee.
The Audit & Risk Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The Audit & Risk Committee also maintains procedures for receiving and reviewing confidential reports of potential accounting and auditing concerns. See “Audit & Risk Committee Report” below for additional information about the Audit & Risk Committee.
All Audit & Risk Committee members are independent and qualified to serve on the committee pursuant to NYSE and SEC requirements and the Audit & Risk Committee meets the other applicable requirements of the Securities Exchange Act of 1934, as amended (Exchange Act). Mr. Scilacci and Ms. Flores have been determined by the Board to be “audit committee financial experts.”
Compensation & Human Capital Management Committee
The responsibilities of the Compensation & Human Capital Management Committee include: (i) overseeing the compensation plans and programs for employees, executives and nonemployee directors of HEI and its subsidiaries, including equity and incentive plans; (ii) reviewing the extent to which the Company’s compensation policies and practices contain elements that create risks that are reasonably likely to have

Committees of the Board
a material adverse effect on the Company and recommending changes to address any such risks; (iii) assessing the independence of any compensation consultant involved in determining or recommending director or executive compensation; and (iv) overseeing and monitoring strategies and policies related to human capital management within the workforce. See “Compensation Discussion and Analysis — How We Make Compensation Decisions” and “Compensation & Human Capital Management Committee Interlocks and Insider Participation” below for additional information about the Compensation & Human Capital Management Committee.
The Compensation & Human Capital Management Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). All Compensation & Human Capital Management Committee members are independent and qualified to serve on this committee pursuant to NYSE requirements and also qualify as “nonemployee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. An independent member of the board of directors of Hawaiian Electric attends meetings of the Compensation & Human Capital Management Committee as a nonvoting representative of Hawaiian Electric’s board of directors.
Executive Committee
The Executive Committee may exercise the power and authority of the Board when it appears to its members that action is necessary and a meeting of the full Board is impractical. It may also consider other matters concerning HEI that may arise from time to time between Board meetings. The Executive Committee is currently composed of the Chair of the Board, who chairs the Executive Committee, the Audit & Risk Committee Chair, the Nominating and Corporate Governance Committee Chair, the Compensation & Human Capital Management Committee Chair and the HEI President and CEO. The Executive Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). An independent member of the board of directors of Hawaiian Electric attends meetings of the Executive Committee as a nonvoting representative of Hawaiian Electric’s board of directors.
Nominating and Corporate Governance Committee
The functions of the Nominating and Corporate Governance Committee include: (i) evaluating the background and qualifications of potential nominees for the Board and the Utility board; (ii) recommending to the Board the director nominees to be submitted to shareholders for election at the next Annual Meeting; (iii) assessing the independence of directors and nominees; (iv) recommending the slate of executive officers to be appointed by the Board and Utility Board; (v) advising the Board with respect to matters of Board and committee composition and procedures; (vi) overseeing the annual evaluation of the Board, its committees and director nominees; (vii) overseeing succession planning for senior executive positions; (viii) ensuring all Environmental, Social and Governance (ESG) risks and opportunities have appropriate Board oversight, and (ix) making recommendations to the Board and Utility board regarding corporate governance and board succession planning matters. The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). See “Corporate Governance” above for additional information regarding the activities of the Nominating and Corporate Governance Committee. An independent member of the board of directors of Hawaiian Electric attends meetings of the Nominating and Corporate Governance Committee as a nonvoting representative of Hawaiian Electric’s board of directors.

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION
How director compensation is determined
The Board believes that a competitive compensation package is necessary to attract and retain individuals with the experience, skills and qualifications needed to serve as a director of a publicly traded company operating in a highly regulated industry. Nonemployee director compensation is composed of a mix of cash and shares of HEI’s common stock (HEI Common Stock) to align the interests of directors with those of HEI shareholders. Only nonemployee directors are compensated for their service as directors. Mr. Seu, the only current employee director of HEI, does not receive separate or additional compensation for serving as a director. Although Mr. Seu is a member of the Board, neither he nor any other executive officer participates in the determination of nonemployee director compensation.
The Compensation & Human Capital Management Committee reviews nonemployee director compensation at least once every three years and recommends changes to the Board. In 2024, the Compensation & Human Capital Management Committee asked its independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), to conduct an evaluation of HEI’s nonemployee director compensation practices. FW Cook assessed the structure of HEI’s nonemployee director compensation program and its value compared to competitive market practices of utility peer companies, similar to the assessments used in its executive compensation review. The 2024 analysis took into consideration the duties and scope of responsibilities of directors. The Compensation & Human Capital Management Committee reviewed the analysis in determining its recommendations concerning the appropriate nonemployee director compensation, including cash retainers, stock awards and meeting fees for HEI directors. Based on the 2024 analysis, the Compensation & Human Capital Management Committee recommended, and the Board approved, maintaining substantially the same compensation for 2025 for HEI’s nonemployee directors.
Components of director compensation
Cash retainer. HEI nonemployee directors received the cash retainers shown below for their 2025 Board service and for their 2025 service on HEI and subsidiary board committees. No separate cash fees are paid to HEI directors for service on the Utility board, except to the extent that they serve on any committee of the Utility board. Cash retainers were paid in quarterly installments.
Position*	2025 Annual Retainer
HEI Nonexecutive Chair of the Board	125,000
HEI Director	125,000
HEI Audit & Risk Committee Chair	25,000
HEI Compensation & Human Capital Management Committee Chair	25,000
HEI Nominating and Corporate Governance Committee Chair	25,000
HEI Audit & Risk Committee Member	10,000
HEI Compensation & Human Capital Management Committee Member	10,000
HEI Nominating and Corporate Governance Committee Member	10,000
*
No additional retainer is paid for service on the HEI Executive Committee.

Extra meeting fees. Nonemployee directors are also entitled to meeting fees for each board or committee meeting (other than the Executive Committee) attended (as member or chair) after the number of meetings specified below.
HEI Board	$1,500 per meeting after 8 meetings
HEI Audit & Risk Committee	$1,500 per meeting after 10 meetings
HEI Compensation & Human Capital Management Committee	$1,500 per meeting after 6 meetings
HEI Nominating and Corporate Governance Committee	$1,500 per meeting after 6 meetings
Stock or cash awards. Stock grants are made annually to nonemployee directors under the HEI 2011 Nonemployee Director Stock Plan (2011 Director Plan) on the last business day in June and vest immediately. For 2025, each HEI nonemployee director received an annual stock grant in the amount of $125,000 on June 30, 2025.
Maximum compensation. Nonemployee directors are subject to a maximum annual compensation limit of $600,000, which includes the aggregate grant date fair value of all awards granted to any nonemployee director during any single calendar year plus the aggregate amount of all cash earned and paid or payable to such director for services rendered for the same year.
Deferred compensation. Nonemployee directors may participate in the HEI Deferred Compensation Plan implemented in 2011 (2011 Deferred Compensation Plan) and described under “Compensation Discussion and Analysis — Benefits — Deferred Compensation Plans” below. Under the plan, deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential. Participants may elect the timing upon which distributions are to begin following separation from service (including retirement) and may choose to receive such distributions in a lump sum or in installments over a period of up to 15 years. Lump sum benefits are payable in the event of disability or death. No nonemployee director participated in this plan in 2025. Nonemployee directors are also eligible to participate in the prior HEI Nonemployee Directors’ Deferred Compensation Plan, as amended January 1, 2009, although no nonemployee director deferred compensation under such plan in 2025.

DIRECTOR COMPENSATION
Health benefits. Nonemployee directors may participate, at their election and at their cost, in the group employee medical, vision and dental plans generally made available to HEI and Hawaiian Electric employees. No nonemployee director participated in such plans in 2025.
2025 DIRECTOR COMPENSATION TABLE
The table below shows the compensation paid to HEI nonemployee directors for 2025.
Name	Fees Earned or Paid in Cash ($)1	Stock Awards ($)2	Total ($)
Celeste A. Connors	156,847	125,000	281,847
Thomas B. Fargo, HEI Chair3	294,000	125,000	419,000
Elisia K. Flores	152,500	125,000	277,500
Peggy Y. Fowler	169,000	125,000	294,000
Micah A. Kāne	154,000	125,000	279,000
William James Scilacci, Jr.	172,833	125,000	297,833
1
Represents cash retainers and extra meeting fees for Board and committee service (as detailed below).

2
Stock awards in the amount of  $125,000, as described above under “Stock Awards.” is included in the total column.

3
Includes fees Adm. Fargo earned as Chair of the Board. Adm. Fargo’s responsibilities as HEI Chair are described above under “Corporate Governance — The Board’s leadership structure.”

The table below shows the detail of cash fees paid to HEI nonemployee directors for Board and committee service (including subsidiary committee service) and for serving on the Cybersecurity Working Group in 2025.
Name	HEI Board Retainer ($)	HEI Committee Retainer ($)	HEI Chair Retainer ($)	HEI Extra Meeting Fees1 ($)	Cyber- security Working Group ($)	Total ($)
Celeste A. Connors	125,000	20,000	—	7,500	4,347	156,847
Thomas B. Fargo, HEI Chair2	125,000	35,000	125,000	9,000	—	294,000
Elisia K. Flores	125,000	20,000	—	7,500	—	152,500
Peggy Y. Fowler	125,000	35,000	—	9,000	—	169,000
Micah A. Kāne	125,000	20,000	—	9,000	—	154,000
William James Scilacci, Jr.	125,000	33,833	—	9,000	5,000	172,833
1
Represents extra meeting fees earned for attending Board and committee meetings in excess of the number of meetings specified in “Director Compensation — Components of director compensation — Extra meeting fees.”

2
Adm. Fargo’s fees include fees earned as HEI Chair.

Director stock ownership and retention
HEI directors are required to own and retain HEI Common Stock throughout their service with the Company. Each director has until his or her compliance date (January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership, or (ii) first becoming subject to the requirements (Compliance Date)), to own that number of shares that are equal in value to five times the director’s annual cash retainer. Until reaching the applicable stock ownership target, directors must retain all shares received under their annual stock retainer. As of the date of this Proxy Statement, no current director has reached his or her Compliance Date.

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF HEI’S NAMED EXECUTIVE OFFICERS
PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE
COMPENSATION OF HEI’S NAMED EXECUTIVE OFFICERS
We are asking for your advisory vote on the compensation of our named executive officers as described in this Proxy Statement. This proposal, which we present to our shareholders on an annual basis is commonly known as the “say-on-pay” proposal, gives shareholders the opportunity to express their views on the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
The Compensation & Human Capital Management Committee and Board believe that HEI’s executive compensation program is effective in achieving our goals of creating long-term value for stakeholders, including attracting, motivating and retaining the talent necessary to create such value. Accordingly, the Board recommends that you vote FOR the following resolution:
Resolved, that the shareholders approve, in a non-binding advisory vote, the compensation of HEI’s named executive officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation Tables sections of the Proxy Statement for the 2026 Annual Meeting of Shareholders.
Please read the Compensation Discussion and Analysis and Executive Compensation Tables portions of this Proxy Statement. These sections describe the Company’s executive compensation policies and practices and the compensation of our named executive officers.
While the say-on-pay vote is advisory and is, therefore, nonbinding, the Compensation & Human Capital Management Committee and Board consider the vote results when making future decisions regarding HEI’s executive compensation.
The Board recommends that you vote FOR the advisory resolution approving the compensation of HEI’s named executive officers as disclosed in this Proxy Statement.

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DISCUSSION AND ANALYSIS
This section describes our executive compensation program and the compensation decisions made for our 2025 named executive officers. For 2025, following the sale of our former bank subsidiary, American Savings Bank, F.S.B. in 2024, we have four named executive officers: our Chief Executive Officer, our Chief Financial Officer, our General Counsel, and the Chief Executive Officer at Hawaiian Electric (our electric utility subsidiary, which we also refer to herein as the Utility):
Name	Title	Entity
Scott W. H. Seu	HEI President & CEO	Holding company
Scott T. DeGhetto	HEI Executive Vice President & Chief Financial Officer	Holding company
Kurt K. Murao	HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	Holding company
Shelee M. T. Kimura	Hawaiian Electric President & CEO	Electric utility subsidiary
For more information regarding HEI’s executive officers, see the paragraph entitled “Information About Our Executive Officers (HEI)” in Part I of HEI’s annual report on Form 10-K for the fiscal year ending December 31, 2025 (HEI’s 2025 Form 10-K), which is incorporated by reference herein.
2025 Executive summary
Following the 2023 Maui windstorm and wildfires, the Company has weathered unprecedented operational, legal and financial challenges, while also making considerable progress in regaining its financial strength and hardening its network and facilities to protect against future wildfire threats. In meeting these challenges, the Company’s executive officers have experienced material increases in workload and performance pressure, against the backdrop of uncertainty regarding the Company’s financial health and future. This has been accompanied by significant declines in the value of HEI Common Stock, which have negatively impacted the value of in-flight equity awards, as well as the net worth of the Company’s executive officers as the majority of their total compensation has historically been paid in the form of equity. These factors, among others, have created heightened retention and recruiting challenges to which the Company’s compensation practices have needed to adapt. In addition, the Compensation & Human Capital Management Committee and Board has recognized the executive team’s leadership in enabling the Company to make vital progress towards the Company’s return to operational and financial strength.
In consideration of these elements, as described in more detail below, the Company’s 2025 compensation program applied a balanced approach to incentives and retention, with an emphasis on alignment with peer median compensation and a temporary and partial shift from equity to cash-based compensation. The use of cash in lieu of equity has helped ensure such compensation continued to serve as an incentive and helped to mitigate shareholder dilution during a period of significant volatility in the Company’s stock price while continuing to link a significant portion of total compensation to performance.
Our guiding principles shape our program design and pay decisions
In designing HEI’s executive compensation program and making pay decisions, the Compensation & Human Capital Management Committee follows these guiding principles:
•
Pay should reflect Company performance, particularly over the long-term.

•
Compensation programs should align executives’ interests with those of our shareholders and other stakeholders.

•
Programs should be designed to attract, motivate and retain talented executives who can drive the Company’s success.

•
The cost of programs should be reasonable while maintaining their purpose and benefit.

Key design features
Straightforward design. The compensation program for our named executive officers comprises four primary elements: base salary, annual performance-based incentives, long-term performance-based incentives earned over three years, and long-term time-based incentives including restricted stock units (RSUs) and restricted cash awards (RCAs) that vest over a period of three years.
Emphasis on performance-based pay. Through the target compensation mix, we emphasize performance-based pay, with a significant portion of the target compensation opportunity for our named executive officers being linked to the Company’s financial, market and operating results.
Balance between short- and long-term components. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals that support long-term objectives.

COMPENSATION DISCUSSION AND ANALYSIS
Our compensation practices demonstrate our commitment to sound governance
The tables below summarize our current executive compensation practices — both what we do (to drive performance and manage risk) and what we don’t do:
What We Do
Link pay to performance
Utilize rigorous performance conditions that encourage long-term value creation
Balance short- and long-term compensation to promote sustained performance over time
Use the competitive median as a reference point in setting compensation levels
Review tally sheets when making compensation decisions
Mitigate undue risk in compensation programs
Utilize “double-trigger” change-in-control agreements
Maintain a clawback policy for performance-based compensation
Require stock ownership and retention by named executive officers; CEO must own five times the CEO’s base salary and each of the other NEOs must own two times their respective base salary
Prohibit pledging of Company stock and transactions designed to hedge the risk of stock ownership
Utilize an independent compensation consultant to advise the Compensation & Human Capital Management Committee
What We Don’t Do
No employment contracts
No tax gross ups, except under the Executive Death Benefit Plan which was frozen in 2009
No compensation programs that are reasonably likely to create material risk to the Company
No significant perquisites
No dividends or dividend equivalents on unearned performance shares

2025 say-on-pay results and 2025 program
At our 2025 Annual Meeting of Shareholders, approximately 94% of votes cast approved our executive compensation program through the advisory say-on-pay vote. While we consistently receive strong shareholder support for our executive compensation program, the Compensation & Human Capital Management Committee continues to strive to further align HEI and Hawaiian Electric’s executive compensation with the Company’s priorities. For 2025, this included tying 50% of HEI’s and Hawaiian Electric’s executive long-term incentive compensation for the 2025-27 performance period to hardening Hawaiian Electric’s transmission systems and by tying approximately 55% of Hawaiian Electric’s 2025 annual performance-based executive compensation to safety and resilience.

COMPENSATION DISCUSSION AND ANALYSIS
How We Make Compensation Decisions
Our roles in determining compensation are well-defined
Role of the Compensation & Human Capital Management Committee
The Compensation & Human Capital Management Committee oversees the design and implementation of our executive compensation program. On an annual basis, the Compensation & Human Capital Management Committee engages in a rigorous process to arrive at compensation decisions regarding the named executive officers. In the course of this process, the Compensation & Human Capital Management Committee:
•
Engages in extensive deliberations in meetings held over several months;

•
Consults with its independent compensation consultant during and outside of meetings;

•
Focuses on the Company’s long-term strategy and near-term goals to implement such strategy in setting performance metrics and goals;

•
Reviews tally sheets for each named executive officer to understand how the elements of compensation relate to each other and to the compensation package as a whole (the tally sheets include fixed and variable (performance-based) compensation, minimal perquisites and change in pension value for past periods);

•
Examines data and analyses prepared by its independent compensation consultant concerning peer group selection, comparative compensation data and evolving best practices;

•
Reviews Company performance and discusses assessments of the individual performance of senior members of management;

•
Analyzes the reasonableness of incentive payouts considering the long-term benefits to shareholders;

•
Considers trends in compensation to determine whether incentive programs are working effectively; and

•
Reviews risk assessments to determine whether compensation programs and practices carry undue risk.

Early each year, the Compensation & Human Capital Management Committee determines compensation earned under incentive plans with respect to performance periods ending in the prior year, establishes performance metrics and goals for incentive plans beginning in the current year and recommends to the Company’s and Hawaiian Electric’s boards of directors the level of compensation and mix of pay elements for each named executive officer.
Role of the independent directors as a whole
The independent directors evaluate the CEO’s performance, consider Compensation & Human Capital Management Committee recommendations concerning the CEO’s pay and determine the CEO’s compensation. The Company’s and Utility’s boards also review the performance of, and Compensation & Human Capital Management Committee recommendations concerning, the other named executive officers and approve their compensation.
Role of executive officers
Our CEO, who is also a member of the Board, assesses and reports on the performance of the other named executive officers and makes recommendations to the Compensation & Human Capital Management Committee with respect to their levels of compensation and mix of pay elements. The CEO also participates in Board deliberations regarding the Compensation & Human Capital Management Committee’s recommendations on the other named executive officers. The CEO does not participate in the deliberations of the Compensation & Human Capital Management Committee to recommend, or of the Board to determine, the CEO’s own compensation.
Management supports the Compensation & Human Capital Management Committee in executing its responsibilities by providing data and other materials for Compensation & Human Capital Management Committee meetings (including tally sheets and recommendations regarding performance metrics, goals and pay mix); attending portions of Compensation & Human Capital Management Committee meetings as appropriate to provide perspective and expertise relevant to agenda items; and supplying such other data and information as may be requested by the Compensation & Human Capital Management Committee and/or its independent compensation consultant.
Compensation consultant & consultant independence
The Compensation & Human Capital Management Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), is retained by, and reports directly to, the Compensation & Human Capital Management Committee. FW Cook provides the Compensation & Human Capital Management Committee with independent expertise on market practices and developments in executive compensation, compensation program design, peer group composition and competitive pay levels, and provides related research, data and analyses. FW Cook also advises the Compensation & Human Capital Management Committee regarding analyses and proposals presented by management related to executive compensation. A representative of FW Cook attends Compensation & Human Capital Management Committee meetings, participates in Compensation & Human Capital Management Committee executive sessions and communicates directly with the Compensation & Human Capital Management Committee.

COMPENSATION DISCUSSION AND ANALYSIS
In early 2026, as in prior years, the Compensation & Human Capital Management Committee evaluated FW Cook’s independence, taking into account all factors it considered relevant, including the factors specified in the NYSE listing standards and the absence of other relationships between FW Cook and the Company, its directors or executive officers. Based on such factors and FW Cook’s independence policy, which was shared with the Compensation & Human Capital Management Committee, the Compensation & Human Capital Management Committee concluded that FW Cook is independent and that the work of FW Cook has not raised any conflict of interest.
We Use Comparative Market Data as a Reference Point for Compensation
Compensation benchmarking
The Compensation & Human Capital Management Committee considers market data from peer group companies as a reference point in determining the named executive officers’ pay components and target compensation opportunity (composed of base salary, annual performance-based incentive, long-term performance-based incentive and long-term time-based incentive). The Compensation & Human Capital Management Committee may decide that an executive’s compensation opportunity should be higher or lower in relation to peers based on considerations including internal equity, the executive’s level of responsibility, experience, expertise and past performance, as well as retention and succession objectives.
Information from public company proxy statements and other public filings for peer group companies was used to provide comparative market data in setting 2025 compensation for all named executive officers. Data from the Willis Towers Watson Energy Services Survey was also used in establishing 2025 compensation. The survey data were size-adjusted based on HEI’s and Hawaiian Electric’s revenues for appropriate comparisons.
Peer groups
Compensation peers
Because companies in HEI’s and the Utility’s peer groups and the industries in which they operate continually change, the Compensation & Human Capital Management Committee annually reviews the peer groups used in benchmarking for HEI and subsidiary executive compensation (HEI Compensation Peers), with analysis and recommendations provided by FW Cook, to ensure that the companies within the peer groups remain appropriate. For 2025 compensation, the Compensation & Human Capital Management Committee determined, with input from FW Cook, that no changes to the companies in any of HEI’s or Hawaiian Electric’s compensation peer groups were necessary or appropriate. The selection criteria and resulting 2025 peer groups are set forth below.
	HEI 2025 Peer Group (applies to Messrs. Seu, DeGhetto and Murao)	Utility Subsidiary 2025 Peer Group (applies to Ms. Kimura)
Selection Criteria
•
Publicly traded, US-based electric and multi-utility companies

•
Revenue balanced in a range of approximately 0.4x to 2.5x HEI’s revenue

•
Market cap balanced in a range of approximately 0.4x to 2.5x HEI’s revenue

•
Market cap as a secondary consideration

• Electric and multi-utility companies from HEI’s peer group • Revenue balanced in a range of approximately 0.4x to 2.5x Hawaiian Electric’s revenue • Market cap as a secondary consideration
Peer Group for 2025 Compensation	ALLETE, Inc.
Alliant Energy Corp.
AVANGRID, Inc.
Avista Corp.
Black Hills Corp.
Evergy, Inc.
IDACORP, Inc.
MDU Resources Group Inc.
NiSource Inc.
Northwestern Corp
OGE Energy Corp.
Pinnacle West Capital Corp.
Portland General Electric
TXNM Energy, Inc.	ALLETE, Inc.
Alliant Energy Corp.
AVANGRID, Inc.
Avista Corp.
Black Hills Corp.
Evergy, Inc.
IDACORP, Inc.
MDU Resources Group Inc.
NiSource Inc.
Northwestern Corp.
OGE Energy Corp.
Pinnacle West Capital Corp.
Portland General Electric
TXNM Energy, Inc.
Additional Policies and Information
Our programs are designed to guard against excessive risk
HEI’s compensation policies and practices are designed to encourage executives to build value for all stakeholders, including shareholders, customers and employees, and to discourage decisions that introduce inappropriate risks.

COMPENSATION DISCUSSION AND ANALYSIS
HEI’s Enterprise Risk Management (ERM) function is principally responsible for identifying and monitoring risk at HEI and the Utility, and for reporting on high-risk areas to the Board and designated Board committees. As a result, all HEI directors, including those who serve on the Compensation & Human Capital Management Committee, are apprised of compensation elements that create risks that management believes are reasonably likely to have a material adverse effect on HEI.
Risk assessment. On an annual basis, the Compensation & Human Capital Management Committee and its independent compensation consultant review a risk assessment of compensation programs in place at HEI and the Utility for all employees, which is updated annually by the Company’s ERM function. Based on its review of the risk assessment of compensation programs in place in 2025 and consultation with FW Cook, the Compensation & Human Capital Management Committee believes that the Company’s compensation plans do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.
Risk mitigation features of our programs. Our compensation programs incorporate the following features to promote prudent decision-making and guard against excessive risk:
•
Financial performance objectives for the annual incentive program are linked to Board-approved budget guidelines, and operational measures (such as resilience and safety) are aligned with the interests of all HEI stakeholders.

•
An executive compensation recovery policy for erroneously awarded incentive-based compensation (clawback policy) that requires recoupment of performance-based compensation paid to executive officers in the event of an accounting restatement due to the Company’s material noncompliance with any applicable SEC financial reporting requirement.

•
Annual and long-term incentive awards are capped at maximum performance levels.

•
Financial opportunities under long-term incentives emphasize the importance of long-term outcomes.

•
Share ownership and retention guidelines, requiring named executive officers to hold significant amounts of HEI Common Stock, promote a shared interest in HEI’s long-term performance.

•
Annual grants of long-term performance-based and long-term time-based incentives vest over a period of three years to encourage sustained performance and executive retention.

•
Performance-based plans use a variety of financial metrics (e.g., adjusted net income, return on average common equity, relative TSR) and nonfinancial performance metrics that correlate with long-term value creation for our stakeholders and are impacted by management decisions.

•
The Compensation & Human Capital Management Committee and Board continuously monitor risks faced by the enterprise, including through management presentations at quarterly meetings and through periodic written reports from management.

Share ownership and retention are required throughout employment with the Company
HEI named executive officers are required to own and retain HEI stock throughout their employment with the Company. Each officer subject to the requirements has until January 1 of the year following the fifth anniversary of the later of (i) an amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements (Compliance Date) to reach the following ownership levels:
Position	Value of Stock to be Owned
HEI President & CEO	5x base salary
Other named executive officers	2x base salary
The material decrease in market value of HEI’s stock following the Maui wildfires had a material impact on the value of the named executive officers’ existing stock ownership, while the use of restricted cash awards in lieu of restricted stock units and the lack of payouts under the Company’s equity-based Long-Term Incentive Plan materially decreased the value shares of stock being earned. Accordingly, the Compensation & Human Capital Management Committee determined it was appropriate to extend the Compliance Date to January 1, 2029, for all employees who are subject to a stock ownership requirement (including the named executive officers).
Until reaching the applicable stock ownership target, officers subject to the requirements must retain 50% of shares received in payout under the LTIP (net of any shares withheld for taxes) and 50% of shares received through the vesting of RSUs (net of any shares withheld for taxes).

COMPENSATION DISCUSSION AND ANALYSIS
Insider trading policy and procedures
HEI has an Insider Trading Policy that is designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of the New York Stock Exchange. The Insider Trading Policy prohibits all directors, officers and employees of HEI and its subsidiaries (as well as their spouses, minor children and adult family members sharing the same household and any other person over whom the officer, director or employee exercises substantial control over his, her or its securities trading decisions (Family Members)) from transacting in Company securities (which includes HEI Common Stock, Hawaiian Electric preferred stock and Hawaiian Electric bonds (Company Securities)), and advising others who may buy or sell Company Securities, when such persons are in possession of material, nonpublic information regarding the Company. For directors, executive officers and certain covered employees of HEI and its subsidiaries and their respective Family Members, the policy also includes preclearance procedures for all transactions in Company Securities, as well as providing for recurring trading blackout periods beginning at the end of each quarter and ending on the second business day after the Company releases information to the public about the prior quarter’s financial results. The Company may also implement a blackout on trading at any other time because of information known to the Company and not yet disclosed to the general public. This type of event-specific blackout may apply to all insiders, or a sub-group of individuals. The full text of the Insider Trading Policy is attached as Exhibit 19 to the Company’s 2025 annual report on Form 10-K.
Hedging and pledging are prohibited
The Company’s Insider Trading Policy, among other prohibitions, prohibits all directors, officers and employees of HEI and its subsidiaries (as well as their Family Members) from holding Company Securities in margin accounts or pledging Company Securities or engaging (directly or indirectly) in hedging transactions, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company Securities. Hedging transactions include (but are not limited to) collars, equity swaps, exchange funds and prepaid variable forward sale contracts.
Clawback policy applies to incentive-based pay
In compliance with SEC rules implementing the clawback provisions of the Dodd Frank Wall Street Reform and Protection Act, in October 2023, the Company adopted a Policy Regarding the Recovery of Erroneously Awarded Incentive-Based Compensation (Clawback Policy). Under the Clawback Policy, if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the applicable securities laws (Restatement), the Company will seek to recover from each of the Company’s current or former executive officers Incentive-Based Compensation (as such term is defined in the Clawback Policy), calculated based on the erroneous data, that was received during the three-year period preceding the date the Company is required to prepare the Restatement in excess of what would have been paid to the executive officer under the Restatement. The complete Clawback Policy is attached as Exhibit 97 to the Company’s 2025 annual report on Form 10-K.
The Compensation & Human Capital Management Committee considers tax and accounting impacts on compensation
In designing compensation programs, the Compensation & Human Capital Management Committee considers the tax and accounting implications of its decisions, along with other factors described in this Proxy Statement.
Tax matters. Section 162(m) of the Internal Revenue Code generally limits the federal income tax deduction for any corporate tax year that a publicly held corporation may claim for compensation paid to each “covered employee” to $1 million. For tax year 2026, a “covered employee” includes any employee of the corporation who is, or was at any time after January 1, 2017, the principal executive officer (PEO), principal financial officer (PFO), or one of the three other most highly compensated officers for the tax year (other than the PEO or PFO). Once an individual is identified as a covered employee, they remain a covered employee for all subsequent years. Further, for tax years beginning after December 31, 2026, the American Rescue Plan Act of 2021 (ARPA) expanded the definition of covered employee for purposes of Section 162(m) to apply to an additional group of five highest compensated employees who are not the PEO, PFO, or one of the three highest paid executive officers of the publicly held corporation for that year. Unlike covered employees identified due to their status as the PEO, PFO or highly compensated officer, the additional five covered employees under ARPA are identified separately each year, and do not continue for future years as covered employees.
In determining compensation for our executive officers, the Compensation & Human Capital Management Committee primarily considers factors that provide incentives for the achievement of business objectives, but also considers the extent to which the compensation is deductible. The Compensation & Human Capital Management Committee recognizes the impact of Section 162(m) and its significance to the Company’s compensation programs but retains the flexibility and discretion to structure compensation appropriately, whether or not deductible.
Another tax consideration factored into the design of the Company’s compensation programs is compliance with the requirements of Section 409A of the Internal Revenue Code, for which noncompliance can result in additional taxes on participants in deferred compensation arrangements.
Accounting matters. In establishing performance goals for equity compensation, the Compensation & Human Capital Management Committee may consider the impact of accounting rules. Accounting rules prescribe the way in which compensation is expensed. For example, under GAAP, compensation is generally expensed when earned. Financial Accounting Standards Board Accounting Standards Codification Topic 718 generally requires that equity compensation awards be accounted for based on their grant-date fair value, which is recognized over the relevant service periods. The Compensation & Human Capital Management Committee also has discretion in determining the level of achievement for the award and may determine that there should not be any incentive payout that would result solely from the adoption of a new accounting principle that affects a financial measure.

COMPENSATION DISCUSSION AND ANALYSIS
What We Pay and Why: Compensation Elements and 2025 Pay Decisions
Each element of compensation supports important objectives
The total compensation program for named executive officers is made up of the five standard components summarized below. Each component fulfills important objectives that reflect our focus on pay for performance, competitive programs to attract and retain talented executives and aligning executive decisions with the interests of the Company and our shareholders. These elements are described in further detail on the pages that follow.
Compensation Element1	Summary	Objectives
Base Salary	Fixed level of cash compensation set in reference to peer group median (may vary based on performance, experience, responsibilities, expertise and other factors).	Attract and retain talented executives by providing competitive fixed cash compensation.
Annual Performance-Based Incentives	Variable cash award based on achievement of pre-set performance goals for the year. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.	Drive achievement of key business results linked to short-term and long-term strategy and reward executives for their contributions to such results. Balance compensation cost and return by paying awards based on performance.
Long-Term Performance-Based Incentives	Variable equity award based on meeting pre-set performance objectives over a 3-year period. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.	Motivate executives and align their interests with those of shareholders by promoting long-term value growth and by paying awards in the form of equity. Balance compensation cost and return by paying awards based on performance.
Long-Term Time-Based Incentives	Annual grants in the form of RSUs or RCAs that vest over a period of 3 years. Amount of grant is determined as a percentage of base salary.	Promote retention of talented leaders through multi-year vesting and alignment of executive and shareholder interests through shared ownership of HEI stock.
Benefits	Includes defined benefit pension plans and defined contribution plan; deferred compensation plans; double-trigger change-in-control agreements; minimal perquisites; and an executive death benefit plan (frozen since 2009).	Enhance total compensation with meaningful and competitive benefits that promote retention and peace of mind and contribute to financial security. Double-trigger change-in-control agreements encourage focused attention of executives during major corporate transitions.
1
The Company’s current executive compensation program does not include stock options. Except for atypical off-cycle RSU grants most commonly made as part of a new or atypical compensation arrangement (typically in connection with a new hire or promotion), equity grants are approved annually by the Compensation & Human Capital Management Committee in February as part of its review and approval of the annual executive compensation program.

COMPENSATION DISCUSSION AND ANALYSIS
Changes to compensation elements in 2025
On an annual basis, the Compensation & Human Capital Management Committee reviews and recommends each named executive officer’s target compensation opportunity, which is composed of base salary, target annual performance-based incentive opportunity, target long-term performance-based incentive opportunity and long-term time-based incentive opportunity. Target annual incentive and target long-term incentive opportunities are established as a percentage of the named executive officer’s base salary. To meet heightened and novel retention and recruiting challenges arising from the 2023 Maui windstorm and wildfire, the Company’s 2025 compensation program applied a balanced approach to incentives and retention, with an emphasis on alignment with peer median compensation and a temporary and partial shift from equity to cash-based compensation. The use of cash in lieu of equity has helped ensure such compensation continued to serve as an incentive and helped to mitigate shareholder dilution at a time when the Company’s stock price was experiencing significant volatility, while continuing to link a significant portion of total compensation to performance.
Additionally, in connection with extending Mr. DeGhetto’s appointment as Executive Vice President & Chief Financial Officer of the Company beyond the term originally contemplated, the Compensation & Human Capital Management Committee recommended and the Board approved a new compensation package that included atypical terms tailored to Mr. DeGhetto’s short-term appointment and extension, including a long-term time-based incentive that was determined as a fixed amount (as opposed to a percentage of base salary) that vests over a period of two years (as opposed to the standard three years) and a bonus payment for completion of special projects assigned to him in 2025 by the Compensation & Human Capital Management Committee and Board. A more detailed summary of Mr. DeGhetto’s compensation arrangement can be found in Part II, Item 5 of the Company’s quarterly report on Form 10-Q filed on November 8, 2024, and in the Summary Compensation Table below.
Based on these and other considerations, the Compensation & Human Capital Management Committee made the changes to compensation for 2025 shown in the table below, which changes are described in more detail in the discussion of the individual pay elements that follow.
	Base Salary1 ($)		Performance-Based Annual Incentive (Target Opportunity2 as % of Base Salary)		Performance-Based Long-Term Incentive (Target Opportunity2 as % of Base Salary)		Time-Based Long-Term Incentive (Value as % of Base Salary)
Name	2024	2025	2024	2025	2024-26	2025-27	2024	2025
Scott W. H. Seu	995,750	1,024,900	100	120	160	same	160	same
Scott T. DeGhetto3	620,000	800,000	100	150	45	—	45	$450,000
Kurt K. Murao	499,800	528,167	60	75	90	80	90	80
Shelee M. T. Kimura	650,000	704,000	75	80	105	90	105	90
1
Base salary increases for 2024 for Messrs. Seu, DeGhetto and Murao and Ms. Kimura became effective March 1, 2024. Base salary increases for 2025 for Messrs. Seu and Murao and Ms. Kimura became effective March 1, 2025. Base salaries that became effective March 1, 2024 and 2025 are prorated amounts that include two months of 2023 and 2024 base salary, respectively, and ten months of 2024 and 2025 base salary, respectively.

2
The threshold and maximum opportunities are 0.5 times target and 2 times target, respectively, except for Mr. DeGhetto’s 2025 Performance-Based Annual Incentive for which the threshold and maximum opportunities are 100% and 200% of base salary, respectively.

3
Mr. DeGhetto will not participate in the 2025-27 performance-based long-term incentive. Mr. DeGhetto’s 2025 time-based long-term incentive (restricted cash award) was determined as a fixed amount of  $450,000 (as opposed to the standard percentage of base salary) that vests over a period of two years (as opposed to the standard three years) in equal annual installments in each of February 2026 and 2027. Additionally, as noted above, Mr. DeGhetto also received a bonus payment for special projects assigned to him in 2025 that is outside of the Company’s standard executive compensation program and is not reflected above.

COMPENSATION DISCUSSION AND ANALYSIS
Realized Compensation for 2025
The table below and graph that follows provide a supplemental disclosure representing the total direct compensation realized (Realized Compensation) by each named executive officer for 2023-2025. Realized Compensation is calculated by taking the amount of total compensation as set forth in the Summary Compensation Table, subtracting the amount of “Change in Pension Value,” and replacing the amount of “Stock Awards” (in each case, as described in more detail in the Summary Compensation Table and accompanying footnotes) with the amount of “Value Realized on Vesting” from the “2025 Option Exercises and Stock Vested” table, and described in more detail in footnote 1 thereto. The table and graph below differ substantially from the Summary Compensation Table and are not a substitute for that table. For example, SEC rules require that the full grant date fair value of equity awards be reported in the Summary Compensation Table for the year in which they were granted; however, this supplemental disclosure includes the value of compensation actually received from equity awards in the year in which the awards vested and were settled. Consequently, Realized Compensation for a named executive officer for any given year may differ significantly from the total compensation reported in the Summary Compensation Table for that year.
Name and 2025 Principal Positions	Year	Summary Compensation Table Total ($)	Change in Pension Value ($)	Stock Awards ($)	Value Realized on Vesting of Stock Awards ($)	Realized Compensation ($)
Scott W. H. Seu HEI President & CEO	2025	4,430,919	(1,153,503)	(1,721,450)	106,363	1,662,329
	2024	6,536,011	(1,880,600)	(1,695,190)	198,111	3,158,332
	2023	5,386,250	(2,174,763)	(2,253,154)	567,796	1,526,129
Scott T. DeGhetto HEI Executive Vice President & CFO	2025	2,963,004	—	—	—	2,963,004
	2024	2,354,284	—	(296,863)	—	2,057,421
	2023	716,087	—	—	—	716,087
Kurt K. Murao HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	2025	2,174,903	(326,145)	(443,561)	37,122	1,442,319
	2024	1,756,861	(191,815)	(478,622)	83,775	1,170,199
	2023	1,337,515	(331,333)	(517,149)	302,585	791,618
Shelee M. T. Kimura Hawaiian Electric President & CEO	2025	2,208,615	(627,751)	(649,364)	66,615	998,115
	2024	2,596,499	(521,723)	(704,346)	103,411	1,473,841
	2023	2,077,532	(606,930)	(895,602)	284,167	859,167
2025 Summary Compensation Table Total vs
2025 Realized Compensation

COMPENSATION DISCUSSION AND ANALYSIS
Base salary
Base salaries for our named executive officers are reviewed and determined annually. In establishing base salaries for the year, the Compensation & Human Capital Management Committee considers competitive market data, internal equity and each executive’s level of responsibility, experience, expertise and performance, as well as retention and succession considerations. The Compensation & Human Capital Management Committee considers the competitive median as a reference point in setting base salaries, but may determine that the foregoing factors justify a higher or lower salary. Changes to the 2025 base salaries for the named executive officers are shown in the table above under the heading “Changes to compensation elements in 2025.”
For 2025, the Compensation & Human Capital Management Committee recommended, and the Board of HEI or Hawaiian Electric ratified or approved, as applicable, that each of the named executive officers would receive the base salary increases shown in the table above. Mr. Seu’s increase reflects an ordinary merit increase, Mr. DeGhetto’s base salary reflects an increase in connection with his extension as CFO beyond the term originally contemplated and the base salary increases for Mr. Murao and Ms. Kimura were made to more closely align with the peer median.
Annual incentive opportunities
HEI named executive officers and other executives are eligible to earn an annual cash incentive award under HEI’s Executive Incentive Compensation Plan (EICP) based on the achievement of performance goals for the year. Each year, the Compensation & Human Capital Management Committee determines the target annual incentive opportunity, performance metrics and the applicable goals for each executive.
2025 target annual incentive opportunity
The target annual incentive opportunity is determined as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times the target opportunity, respectively, except for Mr. DeGhetto, whose threshold and maximum opportunities are 100% and 200% of base salary, respectively (target opportunity is an amount equal to 150% of base salary). In establishing the target percentage for each executive, the Compensation & Human Capital Management Committee takes into account the mix of pay elements, competitive market data, internal equity, prior performance and other factors described above under “Base salary.”
For the 2025 target annual incentive opportunities, in consideration of its review of the market data for each position and the retention and incentive value of the overall annual incentive program, as well as changes in roles and responsibilities of the individual executives, the Compensation & Human Capital Management Committee recommended, and the Board of HEI or Hawaiian Electric, as applicable, ratified or approved, as applicable, the 2025 target annual incentive opportunities for the named executive officers as shown in the table above under the heading “Changes to compensation elements in 2025.” The increases to the target annual incentive opportunity for Mr. Murao and Ms. Kimura are partially offset by reductions in the opportunity for long-term performance-based compensation and reflect a rebalancing of short- and long-term performance-based compensation in consideration of market practices. Mr. Seu’s increase was designed to bring him closer to the peer median. Mr. DeGhetto’s increase was made in connection with his extension as the Company’s CFO beyond the term originally contemplated. In 2025, Mr. DeGhetto also received an annual incentive payment for completion of special projects assigned to him by the Compensation & Human Capital Management Committee during 2025 that was separate from his 2025 EICP award and is reflected in the Summary Compensation Table below.
2025 performance metrics, goals, results & payouts
The performance metrics for annual incentives are chosen because they directly align with the Company’s strategic priorities and correlate with creating shareholder value. The 2025 performance metrics for Messrs. Seu, DeGhetto and Murao related to HEI and the Utility, while the metrics for Ms. Kimura related solely to the Utility. The rationale for each metric is shown in the table below.
In addition to selecting performance metrics, the Compensation & Human Capital Management Committee determines the level of performance required to attain the threshold, target and maximum goal for each metric. The level of difficulty of the goals reflects the Compensation & Human Capital Management Committee’s belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation & Human Capital Management Committee believes the threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify exceptional performance.
The target level for financial goals, such as net income, is generally set at the level of the Board approved budget, which represents the level of performance the Company seeks to achieve for the year. In setting the threshold and maximum levels, the Compensation & Human Capital Management Committee considers whether the risks to accomplishing the budget weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target level.
The table below identifies the 2025 annual incentive metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2025 and the percentage of target achieved. Differences in the metrics and weightings applied for each of the named executive officers leads to differing totals achieved as a percentage of target opportunity.
In light of economic conditions and other considerations, for HEI’s and the Utility’s CEOs (Mr. Seu and Ms. Kimura, respectively), the Compensation & Human Capital Management Committee on the one hand, and Mr. Seu and Ms. Kimura on the other, mutually determined that cash incentives for the 2025 EICP would be subject to performance conditions tied to the projected settlement payments for the Maui

COMPENSATION DISCUSSION AND ANALYSIS
wildfire and windstorm tort litigation scheduled to be made in 2026, 2027, 2028 and 2029. Correspondingly, equal installments of Mr. Seu’s and Ms. Kimura’s respective 2025 EICP award will become payable in 2026, 2027, 2028 and 2029, subject to Mr. Seu’s and Ms. Kimura’s respective continued employment through the time of the applicable settlement payment, and each EICP payment further subject to forfeiture if the corresponding settlement payment expected in that year is not made.
2025 Annual Incentive Performance Metrics & Why We Use Them	Weighting	Goals			Results	Total Achieved as a % of Target Opportunity
		Threshold	Target	Maximum
Seu, DeGhetto* and Murao
HEI Consolidated Adjusted Net Income focuses on fundamental earnings, which correlates to shareholder value	35%	$82.0M	$91.1M	$93.8M	$97.8M	181%
Utility Operations1 supports safe, reliable utility operations which benefits all stakeholders	35%	See note 1 below	See note 1 below	See note 1 below	See note 1 below
HEI Strategic/Value Creation2 rewards actions that result in a measurable increase of enterprise value and/or loss avoided	30%	See note 2 below	See note 2 below	See note 2 below	175% of Target
Kimura
Utility Safety and Resilience rewards successful implementation of the wildfire mitigation plan, improving employee safety by reducing serious injuries and lost workdays and generation reliability which promotes customer satisfaction and confidence	55%		See Exhibit B		See Exhibit B	175%
Utility Financial Health focuses on net income which promotes long-term financial stability and increasing shareholder value	25%		See Exhibit B		See Exhibit B
Utility Trust & Reputation promotes customer satisfaction and community trust and supports sustained long-term shareholder value	10%		See Exhibit B		See Exhibit B
Utility Workforce measures employee engagement, belonging and well-being which promote retention and commitment and progress developing a strategic workforce plan	10%		See Exhibit B		See Exhibit B
*
Mr. DeGhetto’s 2025 EICP payout percentages (100% of base salary at threshold, 150% at target and 200% at maximum) were determined independently as part of a new compensation package in connection with his extension as the Company’s CFO. His total achieved as a percentage of target opportunity is 126%.

1
Utility Operations is a composite of three of the Utility’s four operational goals (each with subgoals), including safety and resilience, trust and reputation and Utility workforce, weighted in the same proportion for which they are weighted for Utility executives. See Exhibit B.

2
Performance under the HEI Strategic/Value Creation incentive was determined by the Board with the level of achievement scaled based on the aggregate value to the Company and the reward intended to be commensurate with the value created and/or loss avoided. In evaluating this metric, the Board considered accomplishments during 2025, including among others, the sale of Pacific Current’s principal assets, the tender offer for HEI debt, restructuring and refinancing credit facilities, completing the Utility high yield debt offering, development of the tort settlement financing plan, progress in reaching a final and nonappealable tort settlement, reaching a settlement agreement with plaintiffs in the shareholder derivative and class action litigation and passing key legislation.

The following table shows how Total Achieved as a Percentage of Target Opportunity from the table above is converted into a dollar value for each named executive officer. The payout amounts are also shown in the “Nonequity Incentive Plan Compensation” column of the “2025 Summary Compensation Table” in the “Executive Compensation Tables” section below. The range of possible annual incentive payouts for 2025 is shown in the “2025 Grants of Plan-Based Awards” table in the “Executive Compensation Tables” section below.
Name	Target Opportunity (% of base salary)		Base Salary ($)		Target Opportunity ($)		Total Achieved as a % of Target Opportunity (%)1		2025 Actual Annual Incentive Payout ($)1,2
Scott W. H. Seu	120	×	1,024,900	=	1,229,880	×	181	=	—
Scott T. DeGhetto	150	×	800,000	=	1,200,000	×	126	=	1,511,289
Kurt K. Murao	75	×	528,167	=	396,125	×	181	=	716,836
Shelee M. T. Kimura	80	×	704,000	=	563,200	×	175	=	—
1
Figures may not calculate to the amount shown in 2025 Actual Annual Incentive Payout due to rounding of the Total Achieved as a percentage of Target Opportunity. Total Achieved as a percentage of Target Opportunity was rounded for ease of presentation.

2
In light of economic conditions and other considerations, the Compensation & Human Capital Management Committee and Mr. Seu and Ms. Kimura determined that their 2025 EICP awards would be tied to settlement payments for the Maui windstorm and wildfire tort litigation scheduled to be made in four installments beginning in 2026. Accordingly, no 2025 EICP awards were earned or paid to Mr. Seu or Ms. Kimura in 2025.

COMPENSATION DISCUSSION AND ANALYSIS
Non-GAAP Net Income Metrics — 2025 Annual Incentive
HEI Consolidated Adjusted Net Income and Utility Consolidated Adjusted Net Income performance for purposes of 2025 annual incentive compensation were calculated on a non-GAAP basis, consistent with prior years. Pursuant to the EICP, the Compensation & Human Capital Management Committee may exclude items from the calculation of net income to the extent they arose from extraordinary or nonrecurring events or from changes to applicable accounting rules or practices. In 2025, the Company experienced extraordinary and nonrecurring events that impacted the Company’s operations and financial performance in a variety of ways, some of which the Compensation & Human Capital Management Committee deemed appropriate to take into consideration in determining EICP performance. Specifically, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes). Excluded items include a portion of the wildfire-related expenses and loss on sale of subsidiaries and asset impairment in connection with HEI’s review of strategic alternatives for Pacific Current.
Year ended December 31, 2025	HEI CONSOLIDATED	UTILITY CONSOLIDATED
(in millions)
GAAP net income (as reported)	$123.1	$168.2
Excluding special items (after-tax):
Wildfire expense, net of insurance recovery less than budget1	(33.3)	(26.1)
Asset impairment and loss on sale of subsidiaries in excess of budget2	8.0	—
Non-GAAP (adjusted) net income for 2025 EICP purposes	$97.8	$142.1
Note: Columns may not foot due to rounding
1
Accrued expense below budget for Maui windstorm and wildfire costs primarily relating to insurance premiums, wildfire safety strategy O&M and A/R facility amortization that were deferred but assumed to be expensed in the budget.

2
Accrued expense above budget for the asset impairment taken and loss on sale of subsidiaries in connection with HEI’s review of strategic alternatives for Pacific Current.

See “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.
Long-term incentives
Long-term incentives include performance-based opportunities under HEI’s LTIP, which are based on achievement of performance goals over rolling three-year periods, and time-based opportunities that include RSUs and RCAs which vest over a three-year period. In unusual circumstances, from time to time, the Company grants long-term time-based incentives that vest over a different period. These incentives are designed to directly align executive interests with those of shareholders by rewarding executives for creating long-term value.
Long-term performance-based incentives
The three-year performance periods for long-term performance-based incentives foster a long-term perspective and provide balance with the shorter-term focus of the annual incentive program. In addition, the overlapping three-year performance periods encourage sustained high levels of performance because, at any one time, three separate potential awards are at risk.
Similar to the annual incentives, in developing long-term incentives, the Compensation & Human Capital Management Committee determines the target incentive opportunity for each named executive officer and performance metrics and goals for the three-year period.
2025-27 target long-term incentive opportunity
As with the annual incentives, the target long-term incentive opportunity is established as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times the target opportunity, respectively. In establishing the target percentage for each executive, the Compensation & Human Capital Management Committee considers the mix of pay elements, competitive market data, internal equity, performance and the other factors described above under “Base salary.” Changes to the 2025-27 LTIP target opportunity are shown in the table above under the heading “Changes to compensation elements in 2025.”
For the 2025-27 LTIP, in consideration of its review of the market data for each position and the retention and incentive value of the overall long-term incentive program, the Compensation & Human Capital Management Committee recommended, and the Board of HEI or Hawaiian Electric ratified or approved, as applicable, that each of Messrs. Seu and Murao and Ms. Kimura would receive the long-term incentive opportunities shown in the table above. The decreases to the long-term incentive opportunities for Mr. Murao and Ms. Kimura were made in connection with a rebalancing of incentive compensation in consideration of market practices. Mr. DeGhetto did not receive an LTIP grant in 2025.
2025-27 performance metrics and goals
The performance metrics for long-term incentives are chosen for their relationship to the creation of long-term value for shareholders.
In addition to selecting performance metrics, the Compensation & Human Capital Management Committee determines the level of achievement required to attain threshold, target and maximum performance for each metric. The same principles that the Compensation & Human

COMPENSATION DISCUSSION AND ANALYSIS
Capital Management Committee applies to annual incentive goals apply to long-term incentive goals. As such, the level of difficulty of the goals reflects the Compensation & Human Capital Management Committee’s belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation & Human Capital Management Committee believes threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify exceptional performance.
The target level for financial goals, such as Utility funds from operations to Utility total adjusted debt ratio, relate to the levels the Company seeks to achieve over the performance period. In setting the threshold and maximum levels, the Compensation & Human Capital Management Committee considers whether the risks to accomplishing those levels weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target result. For the 2025-27 period, the Compensation & Human Capital Management Committee chose the metrics and weightings in the following table to promote safety and system hardening in the wake of the Maui windstorm and wildfires and to encourage long-term growth in shareholder value. Also, in consideration of trends in the use of Total Shareholder (TSR) as a metric in incentive compensation and the volatility of the Company’s stock following the Maui windstorm and wildfires, for the 2025-27 LTIP, the Committee determined to structure the relative TSR metric as a payout multiplier pursuant to which the final LTIP payout (if any) is subject to modification upward or downward based on the Company’s relative TSR percentile rank among HEI Compensation Peers over the performance period.
2025-27 Long-Term Incentive Performance Metrics & Why We Use Them	Weighting
Seu, Murao and Kimura
Utility Financial1 focuses on the ratio of Utility funds from operations to Utility adjusted debt.	35%
Utility Customer Experience2 focuses on improved Utility reliability by reducing sustained system interruptions.	15%
Utility Public Safety3 promotes public safety by hardening the Utility’s system and mitigating wildfire risk.	50%
1
Utility Financial measures the ratio of Utility funds from operations to Utility total adjusted debt with funds from operations determined based on Standard & Poor’s (S&P) methodology and adjusted debt calculated under GAAP plus imputed debt determined based on S&P’s methodology.

2
Utility Customer Experience measures improvement in the total sustained interruption duration for the average customer during the year based on the same methodology used for the performance incentive mechanism tariff approved by the Public Utilities Commission of the State of Hawaii.

3
Utility Public Safety measures progress towards upgrading prescribed equipment to achieve enhanced safety standards.

2025-27 Long-Term Incentive Relative TSR Modifier
	HEI	Utility
HEI Relative TSR Performance	% of Final LTIP Payout	% of Final LTIP Payout
At or below the 25th percentile	90%	95%
Between 25th and 75th percentiles	100%	100%
At or above the 75th percentile	110%	105%
The Company believes that customers, employees and shareholders should all benefit when the above goals are met and achievement of these goals should make HEI and the Utility stronger financially, enabling HEI to raise capital at favorable rates for reinvestment in the operating companies and supporting dividends to shareholders. From a historical perspective, long-term incentive payouts are not easy to achieve, nor are they guaranteed. HEI and the Utility face significant external challenges in the 2025-27 period. Strong leadership on the part of the named executive officers will be needed to achieve the long-term objectives required for them to earn the incentive payouts.
2023-25 Long-Term Incentive Plan
The Board and Compensation & Human Capital Management Committee established the 2023-25 long-term incentive opportunities, performance metrics and goals in February 2023. Those decisions were described in the 2024 HEI Proxy Statement and are summarized again below to provide context for the results and payouts for the 2023-25 period.
2023-25 target long-term incentive opportunity
In February 2023 the Compensation & Human Capital Management Committee established the following 2023-25 target incentive opportunities as a percentage of named executive officer base salary.
Name1	2023-25 Target Opportunity (as % of Base Salary)	2023-25 Target Opportunity (in shares)
Scott W. H. Seu	158%	35,703
Kurt K. Murao	60%	6,722
Shelee M. T. Kimura	90%	12,202
1
Mr. DeGhetto was appointed as Executive Vice President & CFO of HEI effective October 1, 2023, and did not receive an award under the 2023-25 LTIP.

COMPENSATION DISCUSSION AND ANALYSIS
2023-25 performance metrics, goals, results & payouts
The Compensation & Human Capital Management Committee established the 2023-25 performance metrics and goals below in February 2023. The Compensation & Human Capital Management Committee selected the metrics for their correlation with sustained growth and shareholder value and alignment with the multi-year strategic plans of HEI and the Utility. The table below identifies the 2023-25 LTIP metrics, the objective each metric serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2023-25 and the corresponding payout as a percentage of target.
The results shown in the table below incorporate the Compensation & Human Capital Management Committee’s decision, pursuant to the terms of the plans, to exclude the impact of the unusual events that affected HEI and the Utility during the 2023-25 period. These adjustments are described below under “Non-GAAP Net Income Metrics — 2023-25 LTIP.”
2023-25 Long-Term Incentive Performance Metrics & Why We Use Them	Weighting	Goals			Result	Total Achieved as a % of Target Opportunity
		Threshold	Target	Maximum
Seu and Murao*
HEI 3-year Cumulative EPS1 promotes shareholder value by focusing on EPS over a three-year period.	30%	$6.75	$7.08	$7.43	$4.93	0%
HEI 3-year Average ROACE2 promotes profitability based on net income returned as a % of average common equity.	30%	10.3%	11.0%	11.7%	8.2%
Utility Carbon Emissions (CO2e) Reduction3 promotes reduction of carbon dioxide equivalent emissions from power generation.	20%	32%	35%	38%	25%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by the HEI Compensation Peers.	20%	30th percentile	50th percentile	75th percentile	0 percentile
Kimura
Utility 3-year Average Annual Net Income Growth5 promotes shareholder value by focusing on net income growth based on the years included in the plan.	30%	4.0%	5.0%	6.0%	-2.0%	0%
Utility 3-year Average ROACE2 promotes profitability based on net income as a % of average common equity.	30%	8.3%	8.5%	8.7%	7.4%
Utility Carbon Emissions (CO2e) Reduction3 promotes reduction of carbon dioxide equivalent emissions from power generation.	20%	32%	35%	38%	25%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by the HEI Compensation Peers.	20%	30th percentile	50th percentile	75th percentile	0 percentile
*
Mr. DeGhetto did not participate in the 2023-25 LTIP.

1
HEI 3-year Cumulative EPS is calculated by taking the sum of each full calendar year’s (2023, 2024 and 2025) basic EPS. Non-GAAP Adjusted Net Income, upon which EPS used for LTIP purposes is calculated, differs from what is reported under GAAP because it excludes the impact of the unusual events in 2023 through 2025 described below under “Non-GAAP Net Income Metrics — 2023-25 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

2
HEI and Utility 3-year Average ROACEs were calculated as the simple average of HEI and Utility ROACEs, respectively, calculated on an annual basis (2023, 2024 and 2025), with net income adjusted for exclusions approved by the Compensation & Human Capital Management Committee pursuant to the terms of the plan. Non-GAAP Adjusted Net Income used in the calculation of ROACE differs from what is reported under GAAP because it excludes the impact of the unusual events in 2023 through 2025 described below under “Non-GAAP Net Income Metrics — 2023-25 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

3
Utility CO2e Reduction measures the reduction of CO2 equivalent emissions from power generation compared against 2005 levels.

4
HEI Relative TSR compares HEI’s TSR to that of the HEI Compensation Peers (see above). For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock as measured at the beginning of the performance period to the end, calculated using the average closing share price for the trading days in December at the end of the performance period, plus dividends paid during the period, assuming reinvestment, divided by the average closing share price for the trading days in January at the beginning of the performance period.

5
Utility 3-year Average Annual Net Income Growth is calculated by taking the sum of each full calendar year’s (2023, 2024 and 2025, respectively) net income percentage growth over the net income of the prior year and dividing that sum by three. Non-GAAP Adjusted Net Income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2023 through 2025 described below under “Non-GAAP Net Income Metrics — 2023-25 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

Based on achieving below threshold performance as described above, in early 2026 the HEI Compensation & Human Capital Management Committee approved and the HEI Board ratified no payout under the 2023-25 long-term incentive plan for all named executive officers. Mr. DeGhetto was appointed as Executive Vice President & CFO of HEI effective October 1, 2023, and did not participate in the 2023-25 LTIP.

COMPENSATION DISCUSSION AND ANALYSIS
Non-GAAP Net Income Metrics — 2023-25 LTIP
HEI consolidated net income and Utility net income performance for purposes of the 2023-25 LTIP were calculated on a non-GAAP basis, consistent with prior years. Pursuant to the LTIP, the Compensation & Human Capital Management Committee may exclude items from the calculation of net income to the extent they arose from extraordinary or nonrecurring events or from changes in applicable accounting rules or practices.
HEI. In determining HEI consolidated net income for 2023, 2024 and 2025 for purposes of calculating HEI EPS and HEI consolidated ROACE under the 2023-25 LTIP, the Compensation & Human Capital Management Committee determined that certain items recorded during the performance period should be excluded from the calculation because such adjustments equitably compensate for extraordinary events that were unrelated to management’s actions regarding ongoing business operations and were not contemplated at the time the performance goals were established, and that excluding those items was consistent with the original intent and objectives of the award. Specifically, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes). For 2025, exclusions include wildfire expense and the value of asset impairment and loss on the sale of subsidiaries.
See pages 37-38 of HEI’s 2025 Proxy statement and pages 35-36 of HEI’s 2024 Proxy Statement for a more detailed discussion of the respective 2024 and 2023 adjustments. See the Hawaiian Electric section below for additional discussion and for all other items impacting HEI consolidated net income. See also “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.
Years ended December 31	2025	2024	2023
($ in millions, except per share amounts)
HEI CONSOLIDATED NET INCOME (LOSS)
GAAP (as reported)1	$123.1	$(1,322.5)	$199.2
ASB net income2	104.0	12.3	—
Excluding special items (after-tax) for LTIP purposes:
Wildfire settlement and expense, net of insurance recovery3	12.2	1,421.6	—
Goodwill impairment4	—	66.1	—
Asset impairment and loss on sale of subsidiaries5	14.0	26.1	—
New turbine and leased engine damages at Hamakua Energy6	—	4.7	—
Non-GAAP (adjusted) net income for 2023-25 LTIP purposes	$253.3	$208.4	$199.2
HEI CONSOLIDATED BASIC EARNINGS PER SHARE
Based on GAAP1	$0.71	$(10.42)	$1.82
Based on non-GAAP (adjusted) for 2023-25 LTIP purposes	1.47	1.64	1.82
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (%)
Based on GAAP1	8.0	NM	8.8
Based on non-GAAP (adjusted) for 2023-25 LTIP purposes7	8.2	7.8	8.8
Note: Columns may not foot due to rounding
NM Not meaningful.
1
GAAP net income for 2024 represents income from continuing operations (i.e., excludes ASB net income) and for 2023 represents net income for common stock (i.e., includes ASB net income).

2
Since the goals under the 2023-25 LTIP were fixed in February 2023 and ASB was sold on December 31, 2024, an adjustment which represents ASB actual net income for 2024 was added to 2024 income from continuing operations. For 2025, an adjustment which represents ASB 2025 budgeted net income, which was fixed in February 2023 was added to 2025 income from continuing operations.

3
Accrued settlement and expense, net of insurance recovery for Maui windstorm and wildfire costs. 2024 primarily relates to the tort-related settlement under the Settlement Agreements entered into effective November 1, 2024. See Form 8-K filed with the SEC on November 5, 2024.

4
A portion of the goodwill impairment taken in connection with HEI’s review of strategic alternatives for ASB.

5
A portion of the asset impairment taken and loss on sale of subsidiaries in connection with HEI’s review of strategic alternatives for Pacific Current.

6
Unbudgeted reimbursement paid to the lessor for damages to a leased turbine and a portion of the unbudgeted expense of a new turbine for Pacific Current’s Hamakua project.

7
Calculated as non-GAAP adjusted net income divided by average non-GAAP adjusted common equity.

Hawaiian Electric. In determining Hawaiian Electric’s 2025 net income for purposes of calculating Utility three-year average net income growth and Utility three-year average ROACE (in each case noted above), the Compensation & Human Capital Management Committee considered the impact of certain items that were unrelated to management’s actions regarding ongoing business operations. The Compensation & Human Capital Management Committee deemed it to be appropriate to exclude these items for purposes of determining performance under the 2023-25 LTIP because such exclusions equitably compensate for extraordinary and/or nonrecurring events that were unrelated to management’s actions regarding ongoing business operations. Specifically, for 2025, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the item of expense set forth in the table below (and explained further in the accompanying footnotes) relating to wildfire-related expenses.

COMPENSATION DISCUSSION AND ANALYSIS
Years ended December 31	2025	2024	2023	2022
($ in millions)
HAWAIIAN ELECTRIC NET INCOME (LOSS)
GAAP (as reported)	$168.2	$(1,226.4)	$194.0	$188.9
Excluding special items (after-tax) for LTIP purposes:
Wildfire settlement and expense, net of insurance recovery1	9.3	1,407.1	—	—
Non-GAAP (adjusted) net income for 2023-25 LTIP purposes	$177.5	$180.7	$194.0	$188.9
HAWAIIAN ELECTRIC RETURN ON AVERAGE COMMON EQUITY (%)
Based on GAAP	12.3	NM	8.2
Based on non-GAAP (adjusted) for 2023-25 LTIP purposes2	6.7	7.3	8.2
Note: Columns may not foot due to rounding
NM Not meaningful.
1
See footnote 3 in the table above regarding accrued settlement and expense relating to Maui wildfire.

2
See footnote 7 in the table above.

2024-26 Long-Term Incentive Plan. HEI’s 2024-26 long-term incentive plan was described on pages 34-35 of the 2025 Proxy Statement.
Long-term time-based incentive compensation
HEI named executive officers are eligible to receive annual grants of long-term time-based incentive compensation in the form of RSUs and RCAs that vest over a period of three years. Customarily, the HEI’s named executive officers have received long-term time-based compensation in the form of RSUs. However, to address the significant volatility in HEI’s stock and to mitigate dilution, in 2025 HEI’s named executive officers were granted RCAs in lieu of RSUs. RSUs vest and convert to shares of HEI Common Stock in three equal annual installments beginning one year from the date of grant (plus compounded dividend equivalent shares on the installment that vested in such year). 2025 RCAs vest over three years and are paid annually in equal installments beginning twelve months from the date of grant, except Mr. DeGhetto’s 2025 RCAs which vest in equal installments over two years. 2024 RCAs vest and are paid twice annually beginning six months from the date of grant in equal installments over three years. RSUs and RCAs offer executives the opportunity to receive shares of HEI Common Stock or cash payments, respectively, over the vesting term, generally subject to continued employment with the Company through the dates of vesting.
The value of long-term time-based grants is based on a percentage of the executive’s base salary, except Mr. DeGhetto’s 2025 award which was determined as a fixed dollar amount. These awards are designed to focus executives on creating long-term value for the Company’s stakeholders. Since the time-based incentives take two to three years to fully vest, they also are designed to promote retention. The vesting schedules for the 2025 RCA grants are set forth in the table below.
	2025 RCA Grants	Earned in
Name		2026	2027	2028
Scott W. H. Seu	$1,639,840	$546,613	$546,613	$546,614
Scott T. DeGhetto	450,000	225,000	225,000	—
Kurt K. Murao	422,534	140,845	140,845	140,844
Shelee M. T. Kimura	633,600	211,200	211,200	211,200
Benefits
Retirement and savings plans
HEI and Hawaiian Electric provide retirement benefits to the named executive officers to promote financial security in recognition of years of service and to attract and retain high-quality leaders.
HEI and Hawaiian Electric employees (including each named executive officer employed by HEI or Hawaiian Electric), are eligible to participate in the HEI Retirement Plan, which is a tax-qualified defined benefit pension plan, and to save for retirement on a tax-deferred (or Roth) basis through HEI’s Retirement Savings Plan, a tax-qualified defined contribution 401(k) plan, which does not provide non-elective employer contributions for any participants and does not provide matching contributions for participants who joined the Company before May 1, 2011. Messrs. Seu and Murao and Ms. Kimura joined the Company prior to May 1, 2011 and are not eligible for, and do not receive, matching contributions under HEI’s Retirement Savings plan.
In 2011, HEI amended the HEI Retirement Plan and HEI Retirement Savings Plan to create a revised benefit structure for employees hired on or after May 1, 2011. Employees covered by the revised benefit structure receive a reduced pension benefit under the HEI Retirement Plan, but are eligible for limited matching contributions under the HEI Retirement Savings Plan. These changes were intended to lower the cost of pension benefits over the long term. The HEI Retirement Plan and HEI Retirement Savings Plan were further amended effective in January 2022 to restructure retirement benefits for employees hired on or after January 1, 2022. The amendments, among other things, eliminate benefits under the HEI Retirement Plan and add automatic enrollment in the HEI Retirement Savings Plan 401(k), along with non-elective Company contributions made on behalf of eligible employees. Only Mr. DeGhetto was hired on or after January 1, 2022 and is covered by the 2022 amendments.

COMPENSATION DISCUSSION AND ANALYSIS
Additional retirement benefits that cannot be paid from the HEI Retirement Plan due to Internal Revenue Code limits are provided to named executive officers and other executives employed by HEI and Hawaiian Electric through the nonqualified HEI Excess Pay Plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans and on the amount of annual benefits that can be paid from qualified retirement plans. This allows those participating in the HEI Excess Pay Plan a total retirement benefit at the same general percentage of final average pay afforded to other employees under the HEI Retirement Plan. In 2025, all of the named executive officers except for Mr. DeGhetto participated in the HEI Excess Pay Plan. Retirement benefits are discussed in further detail below in the 2025 Pension Benefits table and related notes.
Retirement benefits are discussed in further detail in the “2025 Pension Benefits” table and related notes in the “Executive Compensation Tables” section below.
Deferred compensation plans
HEI provides named executive officers and other executives the opportunity to participate in plans that allow them to defer compensation and the resulting tax liability.
Named executive officers and directors of HEI and Hawaiian Electric may participate in the HEI Deferred Compensation Plan, a nonqualified deferred compensation plan implemented in 2011 and amended and restated effective January 1, 2019, that allows the deferral of portions of the participants’ cash compensation, with certain limitations, and provides investment opportunities that are substantially similar to those available under HEI’s Retirement Savings Plan. In 2025, there were no matching or other employer contributions under this plan for employees of HEI or Hawaiian Electric. HEI and Hawaiian Electric named executive officers are also eligible to defer payment of annual and long-term incentive awards and the resulting tax liability under a prior nonqualified deferred compensation plan. No named executive officer deferred compensation under either of these plans in 2025.
Executive Death Benefit Plan (frozen since 2009)
In September 2009, HEI froze the Executive Death Benefit Plan of HEI and Participating Subsidiaries, which provides death benefits to an executive’s beneficiaries following the executive’s death while employed or after retirement. As part of the freeze, HEI closed the plan to new participants and ceased all benefit accruals for current participants (i.e., there will be no increase in death benefits due to salary increases after September 9, 2009).
Under contracts with Executive Death Benefit Plan participants in effect before September 2009, the death benefits were grossed up for tax purposes. This treatment was considered appropriate because the executive death benefit is a form of life insurance and, historically, life insurance proceeds have been excluded from income for federal tax purposes. Mr. Seu is covered under the Executive Death Benefit Plan. Messrs. DeGhetto and Murao and Ms. Kimura are not covered under the plan because they joined the Company or were not executive officers until after the plan was frozen. Death benefits are discussed in further detail in the “2025 Pension Benefits” table and related notes in the “Executive Compensation Tables” section below.
Severance Plans and Change-in-control agreements
The Compensation & Human Capital Management Committee and Board consider severance plans and change-in-control agreements to be appropriate tools to recruit executives as expected parts of their compensation package to retain key executives and encourage their continued attention and performance of their duties without distraction during periods of significant uncertainty. Severance plans and change-in-control agreements can protect against executive flight during periods when key executives might, in the absence of the agreement, leave the Company and accept employment elsewhere. Severance and change-in-control benefits are discussed in further detail in the “Potential Payments Upon Termination or Change in Control” section and related notes in the “Executive Compensation Tables” section below.
Double-trigger change-in-control agreements
As of December 31, 2025, each of the named executive officers was party to a change-in-control agreement. All of the change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executive’s employment following a change in control. In determining the amount an executive is eligible to receive in such an event, the Compensation & Human Capital Management Committee takes into account the executive’s expected role in a potential change-in-control transaction, value to the organization and internal equity. The agreements approved by the Compensation & Human Capital Management Committee provide for a cash lump sum payment of three times base salary plus annual incentive for Mr. Seu and two times base salary plus annual incentive for Messrs. DeGhetto and Murao and Ms. Kimura. The annual incentive pay used in calculating the severance payment is the greater of the current annual incentive target or the largest actual annual incentive payout during the preceding three fiscal years. Aggregate payments under these agreements are limited to the maximum amount deductible under Section 280G of the Internal Revenue Code and there are no tax gross ups with respect to payments under these agreements. Payment of the severance benefits is conditioned on the Company receiving a release of claims by the executive.
The change-in-control agreements have initial terms of two years and automatically renew for an additional year on each anniversary unless 90 days’ notice of nonrenewal is provided by either party, so that the protected period is at least one year upon nonrenewal. The agreements remain in effect for two years following a change in control. The agreements define a change in control generally as a change in ownership of HEI, a substantial change in the voting power of HEI’s securities or a change in the majority of the composition of the Board following consummation of a merger, tender offer or similar transaction. For executives of Hawaiian Electric, the definition of “change-in-control” includes a change in the ownership of Hawaiian Electric.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Severance Plans
As of December 31, 2025, all named executive officers were eligible for payments and benefits under either the HEI Executive Severance Plan or Hawaiian Electric Executive Severance Plan (collectively, the Severance Plans), as applicable. The Severance Plans provide for the payment of severance and other benefits to the named executive officers in the event of a termination of employment by the respective company without cause or by the named executive officer for good reason, with each of cause and good reason as defined in the respective Severance Plan (each a Qualifying Termination), in each case in lieu of benefits provided by any other company severance arrangement; provided, however, that if the named executive officer is party to a change-in-control agreement, the severance plans will not apply to a Qualifying Termination in the event of a change in control whereby benefits are provided to such eligible executive pursuant to such change-in-control agreement.
In the event of an HEI or Hawaiian Electric Qualifying Termination and subject to employee confidentiality and non-disparagement obligations and execution of a general release of claims, the HEI Plan and Hawaiian Electric Plan each provide for, as it relates to the named executive officers, the following payments and benefits: (i) a lump sum payment in an amount equal to two times the annualized base salary as of the date of termination for Mr. Seu and Ms. Kimura, and one and one-half times for Messrs. DeGhetto and Murao, (ii) a lump sum payment in an amount equal to the named executive officer’s pro-rata annual target bonus for the year of termination, (iii) accelerated pro-rata vesting of long-term equity or cash awards, with performance based awards vesting at target, (iv) payment of the employer portion of any COBRA premium for a period of twenty-four months for Mr. Seu and Ms. Kimura and eighteen months for Messrs. DeGhetto and Murao, and (v) outplacement services for six months in an amount not to exceed $10,000. The Severance Plans are described in more detail in Section 9B of the Form 10-K for the fiscal year ending December 31, 2023, and attached as Exhibits 10.19 and 10.20 thereto.
Minimal perquisites
HEI provides minimal other compensation to the named executive officers in the form of perquisites because such items are commonly provided to business executives in Hawai’i, such as club memberships primarily for the purpose of business entertainment, or are necessary to recruit executives, such as relocation expenses or extra weeks of vacation. HEI may, from time to time, reimburse for reasonable business-related expenses. In 2025, each named executive officer except Mr. Murao had a Company-paid club membership, which is commonly provided to business executives in Hawai’i and used for the primary purpose of business entertainment. Messrs. DeGhetto and Murao received four weeks of vacation in 2025, in each case which was more than other employees with similar length of service typically receive.
No new tax gross ups
HEI has eliminated nearly all tax gross ups. There are no tax gross ups on club membership initiation fees or membership dues, or in the change-in-control agreements for the named executive officers who have such agreements. As discussed under “Benefits — Executive Death Benefit Plan” above, tax gross ups of death benefits only apply to executives who participated in the Executive Death Benefit Plan before it was frozen in 2009.

COMPENSATION DISCUSSION AND ANALYSIS
Compensation & Human Capital Management Committee Report
The Compensation & Human Capital Management Committee, which is composed solely of independent directors, has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation & Human Capital Management Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into HEI’s 2025 Form 10-K.
Compensation & Human Capital Management Committee
Peggy Y. Fowler, Chair
Thomas B. Fargo
Elisia K. Flores
Micah A. Kāne
Compensation & Human Capital Management Committee Interlocks and Insider Participation
The Compensation & Human Capital Management Committee consists of the four independent directors listed above under “Compensation & Human Capital Management Committee Report.” No member of the Compensation & Human Capital Management Committee during 2025 was an employee or former employee of HEI. During 2025, no member of the Compensation & Human Capital Management Committee had a relationship that must be described under SEC rules regarding disclosure of related person transactions. In 2025, none of HEI’s executive officers served on the compensation committee (or its equivalent) or board of directors of another entity (excluding tax-exempt organizations) where an executive officer of such an entity served on the Compensation & Human Capital Management Committee or Board of Directors.

Executive Compensation Tables
Executive Compensation Tables
Summary Compensation Table
The table below shows total compensation for years ended December 31, 2023 through 2025 for our named executive officers.
2025 SUMMARY COMPENSATION TABLE
Name and 2025 Principal Positions	Year	Salary ($)1	Bonus ($)2	Stock Awards ($)3	Nonequity Incentive Plan Compensation ($)4	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)5	All Other Compensation ($)6	Total ($)
Scott W. H. Seu HEI President & CEO	2025	1,024,900	531,066	1,721,450	—	1,153,503	—	4,430,919
	2024	995,750	265,533	1,695,190	1,698,938	1,880,600	—	6,536,011
	2023	958,333	—	2,253,154	—	2,174,763	—	5,386,250
Scott T. DeGhetto* HEI Executive Vice President & CFO	2025	800,000	93,000	—	2,011,289	—	58,715	2,963,004
	2024	620,000	346,500	296,863	1,058,304	—	32,617	2,354,284
	2023	150,000	300,000	—	—	—	266,087	716,087
Kurt K. Murao HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	2025	528,167	149,940	443,561	716,836	326,145	10,254	2,174,903
	2024	499,800	74,970	478,622	511,654	191,815	—	1,756,861
	2023	475,167	—	517,149	—	331,333	13,866	1,337,515
Shelee M. T. Kimura Hawaiian Electric President & CEO	2025	704,000	227,500	649,364	—	627,751	—	2,208,615
	2024	650,000	113,750	704,346	606,680	521,723	—	2,596,499
	2023	575,000	—	895,602	—	606,930	—	2,077,532
*
Mr. DeGhetto was appointed Executive Vice President & Chief Financial Officer effective October 1, 2023.

1
Salary. This column represents cash base salary received for the year.

2
Bonus. This column represents: (i) RCA payments received in 2024 and 2025, and (ii) Mr. DeGhetto’s signing bonus ($300,000 in both 2023 and 2024) due to his appointment as Executive Vice President & Chief Financial Officer.

3
Stock Awards. These amounts represent the aggregate grant date fair value of stock awards granted in the years shown computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). For 2023, these amounts are composed of: (i) the opportunity (based on probable outcome of performance conditions (in this case, target) as of the grant date) to earn shares of HEI Common Stock in the future pursuant to the 2023-25 LTIP, if pre-established performance goals are achieved and (ii) RSUs vesting in installments over a three-year period. For 2024 and 2025, these amounts are composed of the opportunity (based on probable outcome of performance conditions (in this case, target) as of the grant date) to earn shares of HEI Common Stock in the future pursuant to the 2024-26 and 2025-27 LTIPs, respectively, if pre-established performance goals are achieved. Assuming achievement of the highest level of performance conditions, the maximum value of the performance awards payable in 2028 under the 2025-27 LTIP would be: Mr. Seu $3,279,684; Mr. Murao $845,063 and Ms. Kimura $1,267,204. Mr. DeGhetto did not receive an award under the 2025-27 LTIP.

For a discussion of the assumptions underlying the amounts set out for the 2025-27 LTIP, see Note 12 to the Consolidated Financial Statements in HEI’s 2025 Form 10-K.
4
Nonequity Incentive Plan Compensation. These amounts represent cash payouts to named executive officers under the annual incentive plan, the EICP, earned for the years shown. The 2025 EICP awards for Mr. Seu and Ms. Kimura were not earned or paid in 2025 as such include performance conditions related to the completion of settlement payments in the Maui windstorm and wildfire tort litigation. The first settlement payment was made in April 2026, and the remaining three settlement payments are expected to be made in 2027, 2028 and 2029, respectively. Correspondingly, equal installments of Mr. Seu’s and Ms. Kimura’s respective 2025 EICP award are payable in four installments, the first of which became payable following the first settlement payment made in April 2026, subject to Board approval. The remaining three EICP payments are expected to be made in 2027, 2028 and 2029, respectively, subject to Mr. Seu’s and Ms. Kimura’s respective continued employment through the time of the applicable settlement payment, and with each EICP payment further subject to forfeiture if the corresponding settlement payment expected in that year is not made.

Additionally, for Mr. DeGhetto, the amount shown for 2025 reflects an incentive payment for completion of special projects assigned to him during 2025, including the disposition of Pacific Current’s principal assets, completion of a tender offer of HEI debt using the proceeds from the ASB disposition, development of a settlement financing plan, completion of restructuring and refinancing of credit facilities for HEI and the Utility and completion of a high-yield bond financing at the Utility, among others.
5
Change in Pension Value and Nonqualified Deferred Compensation Earnings. These amounts represent the change in present value of the accrued pension and executive death benefits from beginning of year to end of year for 2023, 2024 and 2025. These amounts are not current payments; pension and executive death benefits are only paid after retirement or death, as applicable. The amounts in this column depend heavily on changes in actuarial assumptions, such as discount rates, and also are impacted by years of service and age. For 2025, the increase in value was due to increased average base salary during the trailing three-year period, additional service earned and the passage of time (the present value of a future benefit increases as the time remaining until the benefit is paid declines). For 2024, the increase in value was due in part to increased average base salary during the trailing three-year period (payments under the excess pay plan and

Executive Compensation Tables
pension are calculated as a percentage of the average monthly base salary for the highest thirty-six consecutive months out of the last ten years) resulting from promotions and related base salary increases; partly offset by an increase in discount rates, which results in a decrease in the present value of the accrued benefit. For 2023, the increase in value was due in part to increased average base salary during the trailing three-year period (payments under the excess pay plan and pension are calculated as a percentage of the average monthly base salary for the highest thirty-six consecutive months out of the last ten years) resulting from promotions and related base salary increases and in part to a decrease in discount rates, which results in an increase in the present value of the accrued benefit. For a further discussion of the applicable plans, see the 2025 Pension Benefits table and related notes below. No named executive officer had above-market or preferential earnings on nonqualified deferred compensation for the periods covered in the table above.
6
All Other Compensation. The following table summarizes the components of  “All Other Compensation” with respect to 2025:

Name	Contributions to Defined Contribution Plans ($)a	Other ($)b	Total All Other Compensation ($)
Scott W. H. Seu	—	—	—
Scott T. DeGhetto	35,000	23,715	58,715
Kurt K. Murao	—	10,254	10,254
Shelee M. T. Kimura	—	—	—
a
Mr. DeGhetto received non-elective contributions to his account in the HEI Retirement Savings Plan up to the amount permitted based on eligible compensation ($350,000 in 2025).

b
Mr. DeGhetto received club membership dues. Messrs. DeGhetto and Murao received one more week of vacation than employees with similar length of service would usually receive.

Additional narrative disclosure about salary, bonus, stock awards, nonequity incentive plan compensation, change in pension value and nonqualified deferred compensation earnings and all other compensation can be found in the Compensation Discussion and Analysis above.

Executive Compensation Tables
Grants of Plan-Based Awards
The table below shows (i) cash performance award opportunities under the 2025 EICP, (ii) a cash award for special projects assigned to Mr. DeGhetto, and (iii) equity-based performance award opportunities granted under the LTIP for performance over the 2025-27 period and payable in 2028.
2025 GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Nonequity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			Grant Date Fair Value of Stock Awards ($)3
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott W. H. Seu	2/12/25 EICP	614,940	1,229,880	2,459,760	—	—	—	—
	2/12/25 LTIP	—	—	—	75,569	151,137	302,275	1,721,450
Scott T. DeGhetto	2/12/25 EICP	800,000	1,200,000	1,600,000	—	—	—	—
	2025 Special Projects	—	500,000	—	—	—	—	—
	2/12/25 LTIP	—	—	—	—	—	—	—
Kurt K. Murao	2/12/25 EICP	198,063	396,125	792,251	—	—	—	—
	2/12/25 LTIP	—	—	—	19,472	38,943	77,886	443,561
Shelee M. T. Kimura	2/12/25 EICP	281,600	563,200	1,126,400	—	—	—	—
	2/12/25 LTIP	—	—	—	29,198	58,396	116,793	649,364
EICP: Executive Incentive Compensation Plan (annual incentive)
LTIP: Long-Term Incentive Plan (2025-27 period)
1
Estimated Future Payouts Under Nonequity Incentive Plan Awards. Shows possible cash payouts under the 2025 EICP based on meeting performance goals set in February 2025 at threshold, target and maximum levels and special projects assigned to Mr. DeGhetto. Actual payouts for the 2025 EICP and special projects assigned to Mr. DeGhetto are reported in the 2025 Summary Compensation Table above.

2
Estimated Future Payouts Under Equity Incentive Plan Awards. Represents the number of shares of stock that may be issued under the 2025-27 LTIP based upon the achievement of performance goals set in February 2025 at threshold, target and maximum levels and vesting at the end of the three-year performance period. LTIP awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata participation based upon completed months of service after a minimum number of months of service in the performance period. Dividend equivalent shares, not included in the table, are compounded over the period at the actual dividend rate and are paid at the end of the performance period based on actual shares earned.

3
Grant Date Fair Value of Stock Awards. Grant date fair value for shares under the 2025-27 LTIP is estimated in accordance with the fair-value based measurement of accounting, as described in FASB ASC Topic 718 based upon the probable (in this case, target) outcome of the performance conditions as of the grant date. For a discussion of the assumptions and methodologies used to calculate the amounts reported, see the discussion of performance awards contained in Note 12 (Share-based compensation) to the Consolidated Financial Statements in HEI’s 2025 Form 10-K.

Executive Compensation Tables
Outstanding Equity Awards at 2025 Fiscal Year-End
		Stock Awards
		Shares or Units of Stock That Have Not Vested1		Equity Incentive Plan Awards
				Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)3	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)2
Name	Grant Year	Number (#)	Market Value ($)2
Scott W. H. Seu	2023	5,047	62,078	—	—
	2024	—	—	60,856	748,529
	2025	—	—	75,569	929,499
	Total	5,047	62,078	136,425	1,678,028
Scott T. DeGhetto	2024	—	—	10,657	131,081
	Total	—	—	10,657	131,081
Kurt K. Murao	2023	1,681	20,676	—	—
	2024	—	—	17,182	211,339
	2025	—	—	19,472	239,506
	Total	1,681	20,676	36,654	450,845
Shelee M. T. Kimura	2023	2,712	33,358	—	—
	2024	—	—	26,070	320,661
	2025	—	—	29,198	359,135
	Total	2,712	33,358	55,268	679,796
1
Shares or Units of Stock That Have Not Vested. The remaining installment of the 2023 RSUs vested on February 10, 2026.

2
Market Value. Market value is based upon the closing per-share trading price of HEI Common Stock on the NYSE of  $12.30 as of December 31, 2025.

3
Number of Unearned Shares, Units or Other Rights That Have Not Vested. Represents the number of shares of HEI Common Stock that would be issued under the 2024-26 and 2025-27 LTIPs if performance goals are met for HEI and the Utility at the threshold level at the end of the respective three-year performance periods.

Executive Compensation Tables
2025 Option Exercises and Stock Vested
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)1	Value Realized on Vesting ($)
Scott W. H. Seu	9,885	106,363
Scott T. DeGhetto	—	—
Kurt K. Murao	3,450	37,122
Shelee M. T. Kimura	6,191	66,615
1
Represents the number of shares acquired (and dividend equivalents paid in stock based on number of shares vested) upon the 2025 vesting of installments of RSUs granted on February 11, 2022 and February 10, 2023. Value realized on vesting includes dividend equivalents.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting
Scott W. H Seu	9,284	601	9,885
Scott T. DeGhetto	—	—	—
Kurt K. Murao	3,237	213	3,450
Shelee M. T. Kimura	5,799	392	6,191

Executive Compensation Tables
Pension Benefits
The table below shows the present value as of December 31, 2025 of accumulated benefits for each of the named executive officers and the number of years of service credited to each executive under the applicable pension plan and, for Mr. Seu, the executive death benefit plan, determined using the interest rate, mortality table and other assumptions described below, which are consistent with those used in HEI’s financial statements (see Note 11 to the Consolidated Financial Statements in HEI’s 2025 Form 10-K).
2025 PENSION BENEFITS
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)4	Payments During the Last Fiscal Year ($)
Scott W. H. Seu	HEI Retirement Plan1	32.3	3,301,993	—
	HEI Excess Pay Plan2	32.3	6,294,548	—
	HEI Executive Death Benefit3	—	70,817	—
Scott T. DeGhetto	HEI Retirement Plan1	—	—	—
	HEI Excess Pay Plan2	—	—	—
Kurt K. Murao	HEI Retirement Plan1	14.8	1,268,489	—
	HEI Excess Pay Plan2	14.8	591,791	—
Shelee M. T. Kimura	HEI Retirement Plan1	21.3	1,540,141	—
	HEI Excess Pay Plan2	21.3	1,358,420	—
1
The HEI Retirement Plan is the standard retirement plan for HEI and Hawaiian Electric employees. Normal retirement benefits under the HEI Retirement Plan for management employees hired before May 1, 2011, including Messrs. Seu and Murao and Ms. Kimura, are calculated based on a formula of 2.04% × Credited Service (maximum 67%) × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). Credited service is generally the same as the years of service with HEI and other participating companies (Hawaiian Electric and its subsidiaries). Credited service is also provided for limited unused sick leave and for the period a vested participant is on long-term disability. The normal form of benefit is a joint and 50% survivor annuity for married participants and a single life annuity for unmarried participants. Actuarially equivalent optional forms of benefit are also available. Participants who qualify to receive retirement benefits immediately upon termination of employment may also elect a single sum distribution of up to $100,000 with the remaining benefit payable as an annuity. Single sum distributions are not eligible for early retirement subsidies, and so may not be as valuable as an annuity at early retirement. Retirement benefits are increased by an amount equal to approximately 1.4% of the initial benefit every twelve months following retirement. The plan provides benefits at early retirement (prior to age 65), normal retirement (age 65), deferred retirement (over age 65) and death. Subsidized early retirement benefits are available for participants who meet certain age and service requirements at ages 50-64. The accrued normal retirement benefit is reduced by an applicable percentage, which ranges from 30% for early retirement at age 50 with at least 15 years of service to 1% at age 59. Accrued benefits are not reduced for eligible employees who retire at age 60 and above. The early retirement subsidies are not available to employees who terminate employment with vested benefits but prior to satisfying the age and service requirements for the early retirement subsidies.

Messrs. Seu and Murao and Ms. Kimura are vested in retirement benefits under the HEI Retirement Plan. Mr. DeGhetto is not eligible to participate in the HEI Retirement Plan.
2
As of December 31, 2025, Messrs. Seu and Murao and Ms. Kimura were participants in the HEI Excess Pay Plan and vested in retirement benefits under such plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans ($350,000 in 2025 as indexed for inflation) and on the amount of annual benefits that can be paid from qualified retirement plans (the lesser of  $280,000 in 2025 as indexed for inflation, or the participant’s highest average compensation over three consecutive calendar years). Benefits payable under the HEI Excess Pay Plan are reduced by the benefit payable from the HEI Retirement Plan. Early retirement, death benefits and vesting provisions are similar to the HEI Retirement Plan.

Mr. DeGhetto is not eligible to participate in the HEI Excess Pay Plan.
3
Mr. Seu is covered by the Executive Death Benefit Plan of HEI and Participating Subsidiaries. The plan was amended effective September 9, 2009 to close participation to new participants and freeze the benefit for existing participants. Under the amendment, death benefits will be paid based on salaries as of September 9, 2009. The plan provides death benefits equal to two times the executive’s base salary as of September 9, 2009 if the executive dies while actively employed or, if disabled, dies prior to age 65, and one times the executive’s base salary as of September 9, 2009 if the executive dies following retirement. The amounts shown in the table above assume death following retirement. Death benefits are grossed up by the amount necessary to pay income taxes on the grossed-up benefit amount as an equivalent to the tax exclusion for death benefits paid from a life insurance policy. Messrs. DeGhetto and Murao and Ms. Kimura were not employed by the companies or were not executive officers at the time the plan was frozen and therefore are not entitled to any benefits under the plan.

4
The present value of accumulated benefits for the named executive officers included in the 2025 Pension Benefits table was determined based on the following:

Methodology: The present values are calculated as of December 31, 2025 based on the credited service and pay of the named executive officer as of such date (or the date of benefit freeze, if earlier).
Assumptions:
a.
Discount Rate — The discount rate is the interest rate used to discount future benefit payments in order to reflect the time value of money. The discount rates used in the present value calculations are 5.78% for HEI retirement benefits and 5.67% for executive death benefits as of December 31, 2025.

b.
Mortality Table — The PRI-2012 Mortality Table (separate male and female rates) with generational projection using scale MP-2021 from base year 2012 is used to discount future pension benefit payments in order to reflect the probability of survival to any given future date. For the calculation of the executive death benefit present values, the mortality table rates are multiplied by the death benefit to capture the death benefit payments assumed to occur at all future dates. Mortality is applied post-retirement only.

Executive Compensation Tables
c.
Retirement Age — A named executive officer included in the table is assumed to remain in active employment until, and assumed to retire at, the later of  (a) the earliest age when unreduced pension benefits would be payable or (b) attained age as of December 31, 2025.

d.
Pre-Retirement Decrements — Pre-retirement decrements refer to events that could occur between the measurement date and the retirement age (such as withdrawal, early retirement and death) that would impact the present value of benefits. No pre-retirement decrements are assumed in the calculation of pension benefit table present values. Pre-retirement decrements are assumed for financial statement purposes.

e.
Unused Sick Leave — Each named executive officer who participates in the HEI Retirement Plan is assumed to have accumulated 1,160 unused sick leave hours at retirement age.

Executive Compensation Tables
Potential Payments Upon Termination or Change in Control
The table below shows the potential payments to each named executive officer in the event of retirement, death or disability; termination after a change in control; termination without cause and voluntary termination for good reason (not after a change in control), assuming, in each case, that the applicable termination occurred on December 31, 2025. The amounts listed below are estimates; actual amounts to be paid would depend on the actual circumstances existing at the time of termination.
2025 TERMINATION/CHANGE-IN-CONTROL PAYMENT TABLE
Name/ Benefit Plan or Program	Retirement on 12/31/25 ($)1	Termination due to death or disability on 12/31/25 ($)2	Termination after change in control on 12/31/25 ($)3	Termination without cause and voluntary termination for good reason (not after change in control) on 12/31/25 ($)4
Scott W. H. Seu
Executive Severance Plan4	—	—	—	4,512,251
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	1,617,684	1,617,684	—	—
Restricted Stock Units7	59,689	59,689	—	—
Restricted Cash Awards8	723,246	723,246	—	—
Change-in-Control Agreement3	—	—	4,553,716	—
TOTAL	2,400,619	2,400,619	4,553,716	4,512,251
Scott T. DeGhetto
Executive Severance Plan4	—	—	—	1,658,212
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	—	174,783	—	—
Restricted Stock Units7	—	—	—	—
Restricted Cash Awards8	—	244,881	—	—
Change-in-Control Agreement3	—	—	1,871,999	—
TOTAL	—	419,664	1,871,999	1,658,212
Kurt K. Murao
Executive Severance Plan4	—	—	—	1,495,874
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	441,447	441,447	—	—
Restricted Stock Units7	19,885	19,885	—	—
Restricted Cash Awards8	191,820	191,820	—	—
Change-in-Control Agreement3	—	—	2,657,419	—
TOTAL	653,152	653,152	2,657,419	1,495,874
Shelee M. T. Kimura
Executive Severance Plan4	—	—	—	2,471,575
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	666,956	666,956	—	—
Restricted Stock Units7	32,078	32,078	—	—
Restricted Cash Awards8	288,750	288,750	—	—
Change-in-Control Agreement3	—	—	2,380,118	—
TOTAL	987,784	987,784	2,380,118	2,471,575
Note: All stock-based award amounts were valued using the 2025 year-end closing price of HEI Common Stock on the NYSE of  $12.30 per share on December 31, 2025. Other benefits that are available to all salaried employees on a nondiscriminatory basis and perquisites aggregating less than $10,000 in value have not been listed.
1
Retirement payments & benefits. In addition to the amounts shown in this column, retired executives are entitled to receive their vested retirement plan and deferred compensation benefits under all termination scenarios. See the 2025 Pension Benefits table above. Mr. DeGhetto has not met the requirements for retirement eligibility under the Equity and Incentive Plan, as amended and restated effective February 9, 2024 (EIP), which includes the Long-Term Incentive Plan, Restricted Stock Units and Restricted Cash Awards. Accordingly, no amounts are shown in this column for Mr. DeGhetto.

2
Termination due to death or disability payments & benefits. All named executive officers were eligible for death or disability payments & benefits as of December 31, 2025.

Executive Compensation Tables
3
Termination after change-in-control payments & benefits. All named executive officers had change-in-control agreements as of December 31, 2025.

“Change in control” generally means a change in ownership of HEI, a substantial change in the voting power of HEI’s securities or a change in the majority of the composition of the Board following the consummation of a merger, tender offer or similar transaction. The change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executive’s employment within 24 months following a change in control (a termination by the Company without “cause” or by the executive for “good reason,” as defined in the respective agreement). Mr. Seu has a lump sum severance multiplier of three times and Messrs. DeGhetto and Murao and Ms. Kimura have a lump sum severance multiplier of two times, in each case applied to the sum of the executive’s base salary and annual incentive compensation (determined to be the greater of the current target or the largest actual annual incentive compensation during the preceding three years).
In addition, under the change-in-control agreements executives would receive continued life, disability, dental, accident and health insurance benefits for the severance period (i.e., the number of years equal to the applicable severance multiplier). Executives would receive a lump sum payment equal to the present value of the additional benefit the executives would have earned under their respective retirement and savings plans during the severance period. Executives would also receive the greater of current target or actual projected EICP and cash-based long-term incentive plan compensation (including RCAs and any cash-based LTIP awards), pro-rated if termination occurs during the first half of the applicable performance period and the full value if termination occurs in the second half of the applicable performance period. For RSUs, in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. For the named executive officers who are eligible to participate in the HEI Retirement Plan, additional age and service credit is received for the severance period for purposes of determining retiree welfare benefit eligibility. Executives would receive outplacement services, capped at 15% of annual base salary. Payment would generally be delayed for six months following termination of employment to the extent required to avoid an additional tax under Section 409A of the Internal Revenue Code. Interest would accrue during any six-month delay period at the prevailing six-month certificate of deposit rate and payments would be set aside during that period in a grantor (rabbi) trust. There are no tax gross ups provided for in the agreements and, as provided in the change-in-control agreements, the total severance amount shown is limited to the maximum amount deductible under Section 280G of the Internal Revenue Code with respect to each named executive officer. Payment of the foregoing benefits is subject to a release of claims by the applicable named executive officer.
4
Payments and benefits under Executive Severance Plan upon termination without cause and voluntary termination for good reason. As of December 31, 2025, all named executive officers were eligible for payments and benefits under either the HEI Executive Severance Plan or Hawaiian Electric Executive Severance Plan (collectively, the Severance Plans). The Severance Plans are described in more detail in Section 9B of the Form 10-K for the fiscal year ending December 31, 2023, and attached as Exhibits 10.19 and 10.20 thereto.

The Severance Plans provide for the payment of severance and other benefits to eligible executives in the event of a qualifying termination (a termination of employment without “cause,” or by the eligible executive for “good reason,” as defined in the respective Severance Plan). In the event of a qualifying termination, and subject to confidentiality and non-disparagement obligations and execution of a general release of claims, the Severance Plans provide for the payment of a lump sum cash payment equal to two times (for the CEOs) or one and one-half times (for other named executive officers) the executive’s annualized base salary, plus a lump sum cash payment equal to the executive’s pro-rata annual bonus at target for the year of termination and accelerated pro-rata vesting of long-term equity or cash awards, with performance-based awards vesting at target. The Severance Plans also provide for limited continued health insurance benefits with reimbursement for costs above active employee rates for two years (for the CEOs) and for eighteen months (for other named executive officers) and six months of outplacement services not to exceed $10,000.
5
Executive Incentive Compensation Plan (EICP). Excludes amounts payable under the 2025 EICP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2025. Upon death, disability or retirement, executives continue to participate in the EICP on a pro-rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if the applicable performance goals are achieved. The plan documents provide that in the event of a change in control as defined by the EIP, the EICP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the EICP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Annual incentive compensation payments for named executive officers are further described in footnotes 3 and 4 above.

6
Long-Term Incentive Plan (LTIP). Excludes amounts payable under the 2023-25 LTIP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2025. Upon death, disability or retirement, executives continue to participate in each ongoing LTIP cycle on a pro-rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if performance goals are achieved. The amounts shown are at target for all applicable plan years, pro-rated based upon service through December 31, 2025; actual payouts will depend upon performance achieved at the end of the plan cycle. The plan documents provide that, in the event of a change in control as defined by the EIP, the LTIP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Long-term incentive compensation payments for named executive officers are further described in footnotes 3 and 4 above and quantified as part of the Change-in-Control Agreement and Executive Severance Plan payments in the table above.

7
Restricted Stock Units (RSUs). Termination for or without cause results in the forfeiture of unvested RSUs. Termination due to death, disability or retirement results in pro-rata vesting of RSUs. The EIP provides that in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. The vesting of RSUs in the event of a qualifying termination of employment for named executive officers is further described in footnotes 3 and 4 above and quantified as part of the Change-in-Control Agreement and Executive Severance Plan payments in the table above.

8
Restricted Cash Awards (RCAs). Termination for or without cause results in the forfeiture of unvested RCAs. Termination due to death, disability or retirement results in pro-rata vesting of RCAs. The EIP provides that in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RCAs or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. The vesting of RCAs in the event of a qualifying termination of employment for named executive officers is further described in footnotes 3 and 4 above and quantified as part of the Change-in-Control Agreement and Executive Severance Plan payments in the table above.

Executive Compensation Tables
CEO Pay Ratio
As required by SEC rules, we are disclosing the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation.
We identified our median employee by evaluating 2024 Form W-2s for all individuals, excluding our CEO, who were employed by us on October 1, 2025. We included all employees, whether employed on a full-time, part-time or seasonal basis and assumed no compensation earned in 2024 for employees hired in 2025. We believe that the use of Form W-2 compensation for all employees is an appropriate compensation measure for this purpose because it reasonably reflects annual compensation for our employees.
Once we determined the median employee based on Form W-2 compensation, we calculated annual total compensation for such employee using the same methodology we use for our CEO as set forth in the 2025 Summary Compensation Table above. The SEC rules allow for varying methodologies for companies to identify their median employee. Other companies may have different employment and compensation practices and may utilize different methodologies, estimates and assumptions in calculating their own pay ratios. Therefore, the pay ratios reported by other companies may not be relevant for purposes of comparison to our pay ratio.
For 2025, the annual total compensation of Mr. Seu, our President and CEO, was $4,430,919 and the annual total compensation of our median employee was $144,503. Based on this information, the 2025 ratio of our CEO’s annual total compensation to our median employee’s annual total compensation was 31:1.

Executive Compensation Tables
Pay Versus Performance
The following section was prepared in accordance with the SEC’s pay versus performance disclosure rules (Item 402(v) of Regulation S-K) (PvP Rules). The PvP Rules include a specific definition of pay, referred to as Compensation Actually Paid (CAP), which is compared to certain performance measures as required by the PvP Rules. The Company does not use CAP as a basis for making compensation decisions. For a discussion of the Company’s executive compensation policies and programs and an explanation of how executive compensation decisions are made, please refer to the Compensation Discussion and Analysis.
Pay versus performance table
Year	Summary Compensation Table Total for PEO1	Compensation Actually Paid2 to PEO	Average Summary Compensation Table Total for Non-PEO Named Executive Officers3	Average Compensation Actually Paid2 to Non-PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (in thousands)	HEI Consolidated Adjusted Net Income5 (in thousands)
					Total Shareholder Return	Peer Group4 Total Shareholder Return
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$4,430,919	$3,696,595	$2,448,841	$2,304,024	$39	$144	$123,120	$97,798
2024	6,536,011	3,722,841	2,305,812	1,901,282	31	129	(1,426,009)	180,351
2023	5,386,250	(87,730)	1,419,395	242,136	45	108	199,238	199,238
2022	3,811,515	4,046,729	1,353,755	1,241,936	126	118	241,138	230,562
2021	5,933,523	7,901,297	3,002,679	2,673,496	121	117	246,166	229,909
1
2025, 2024, 2023 and 2022: Mr. Seu; 2021: Constance Lau (former HEI CEO).

2
Compensation Actually Paid is calculated as the summary compensation table total for the Principal Executive Officer (PEO) (column (b) above) and average summary compensation table total for the Non-PEO named executive officers (column (d) above), as applicable, with the adjustments to the value of pension and stock adjusted as set out below pursuant to Item 402(v)(2)(iii) of Regulation S-K*.

3
2025: Messrs. DeGhetto and Murao and Ms. Kimura; 2024: Messrs. DeGhetto and Murao and Mss. Kimura and Ann Teranishi (former ASB CEO); 2023: Messrs. DeGhetto, Murao and Paul Ito (former HEI CFO) and Mss. Kimura and Teranishi; 2022: Messrs. Ito, Murao and Gregory Hazelton (former HEI CFO) and Mss. Kimura and Teranishi; 2021: Messrs. Seu, Murao, Hazelton and Richard Wacker (former ASB CEO) and Ms. Teranishi.

4
Edison Electric Institute Index.

5
HEI Consolidated Adjusted Net Income represents HEI consolidated net income, adjusted to exclude certain items. See paragraphs entitled “Non-GAAP Net Income Metrics” in the Compensation Discussion and Analysis and “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.

*
2025 adjustments pursuant to Item 402(v)(2)(iii) of Regulation S-K:

	PEO	Average Non-PEO Named Executive Officers
Summary Compensation Table Total	$4,430,919	$2,448,841
Pension adjustments:
SCT reversal1	(1,153,503)	(317,965)
Service cost2	219,873	92,664
Stock adjustments:
SCT reversal3	(1,721,450)	(364,308)
New awards outstanding4	1,945,133	412,134
Change in value of prior year awards5	258,756	81,167
New awards vested during the year6	—	—
Vested prior year awards7	(283,133)	(48,509)
Forfeitures8	—	—
Compensation Actually Paid	$3,696,595	$2,304,024

1
See Item 402(v)(2)(iii)(A) of Regulation S-K.

2
See Item 402(v)(2)(iii)(B)(1)(i) of Regulation S-K.

3
See Item 402(v)(2)(iii)(C)(1) of Regulation S-K.

4
See Item 402(v)(2)(iii)(C)(1)(i) of Regulation S-K.

5
See Item 402(v)(2)(iii)(C)(1)(ii) of Regulation S-K.

6
See Item 402(v)(2)(iii)(C)(1)(iii) of Regulation S-K.

7
See Item 402(v)(2)(iii)(C)(1)(iv) of Regulation S-K.

Executive Compensation Tables
8
See Item 402(v)(2)(iii)(C)(1)(v) of Regulation S-K.

See the Pay Versus Performance Sections of the 2024 and 2025 Proxy Statements for prior year adjustments and reconciliation.
Financial performance measures used to link company performance to executive compensation
The following financial performance measures, in our assessment, represent the most important financial performance measures used by us to link company performance to the compensation paid to our named executive officers for 2025. These financial performance measures are described in the Compensation Discussion and Analysis, in the tables entitled “2025 Annual Incentive Performance Metrics & Why We Use Them” and “2025-27 Long-Term Incentive Performance Metrics & Why We Use Them.”
Financial performance measure
HEI consolidated adjusted net income
HEI relative TSR
Utility adjusted net income
Relationship between CAP and financial performance measures in the pay versus performance table
CAP Versus HEI Consolidated Adjusted Net Income 2021-2025

Executive Compensation Tables
CAP Versus TSR Performance 2021-2025
CAP Versus Net Income (Loss) 2021-2025

Stock Ownership Information
Stock Ownership Information
Security ownership of certain beneficial owners
The table below shows the number of shares of HEI Common Stock beneficially owned as of April 2, 2026 (or such other date as indicated below) by (a) each person known by HEI to own beneficially more than five percent of the outstanding shares of HEI Common Stock, (b) each director who is a current director or is a director nominee and each named executive officer and (c) all directors and executive officers as a group, based in part on information furnished by the respective shareholders. No HEI directors, director nominees or executive officers own any shares of Preferred Stock of HEI’s wholly-owned subsidiary, Hawaiian Electric. Unless otherwise indicated, the address of each person named in the table below is c/o Hawaiian Electric Industries, Inc., 1001 Bishop Street, Honolulu, Hawai’i 96813.
AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF HEI COMMON STOCK
Name of Individual or Group	Sole Voting or Investment Power	Shared Voting or Investment Power1	Other Beneficial Ownership2	Restricted Stock Units3	Total	Percent of Class
Arena Holdings Management LLC4	10,554,877				10,554,877	6.11
BlackRock, Inc.5	27,798,093				27,798,093	16.10
Feroz Dewan4	10,554,877				10,554,877	6.11
Horizon Kinetics Asset Management LLC6	19,392,363				19,392,363	11.23
Stuart J. Zimmer8		3,825,214			3,825,214	2.22
T. Rowe Price Investment Management Inc.7	6,696,902				6,696,902	3.88
Zimmer Partners, LP8		3,825,214			3,825,214	2.22
Zimmer Financial Services Group LLC8		3,825,214			3,825,214	2.22
Zimmer Partners GP, LLC8		3,825,214			3,825,214	2.22
Nonemployee directors and nominees
James A. Ajello		16,495	35,749		52,244	*
John C. Aquilino	8,623				8,623	*
Celeste A. Connors	25,440				25,440	*
Thomas B. Fargo		51,474			51,474	*
Elisia K. Flores	24,758				24,758	*
Peggy Y. Fowler		63,888			63,888	*
Timothy E. Johns	15	63,153			63,168	*
Micah A. Kāne	32,277				32,277	*
Mary E. Kipp	14,117				14,117	*
William James Scilacci, Jr.	26,485				26,485	*
Toby B. Taniguchi	16,495				16,495	*
Employee director and Named Executive Officer
Scott W. H. Seu	52,043		458	—	52,501	*
Shelee M.T. Kimura	26,921	1,358		—	28,279	*
All other Named Executive Officers
Scott T. DeGhetto	—			—	—	*
Kurt K. Murao	37,867			—	37,867	*
All directors and executive officers as a group (10 persons)	225,791	116,720	458	—	342,969	*
*
Less than 1%

1
For individuals, includes (i) shares registered in name of the individual and spouse and/or (ii) shares registered in trust with the individual and spouse serving as co-trustees.

2
Shares owned by spouse, children or other relatives sharing the home of the director or officer in which the director or officer disclaims beneficial interest.

3
Includes the number of shares that the individuals named above had a right to acquire as of or within 60 days after April 2, 2026 pursuant to Restricted Stock Units and related dividend equivalent rights thereon, including shares which retirement eligible individuals have a right to acquire upon retirement. These shares are included for purposes of calculating the percentage ownership of each individual named above and all directors and executive officers as a group, but are not deemed to be outstanding as to any other person.

4
Based solely on information provided in a Schedule 13G report filed on December 10, 2025 by (1) Arena Holdings Management LLC, and (2) Feroz Dewan, 119 Fifth Avenue, 8th Floor, New York, NY 10003, each of the reporting persons have the sole power to vote and dispose of the 10,554,877 shares of Common Stock beneficially owned.

Stock Ownership Information
5
Based solely on information provided in a Schedule 13G/A report filed on January 8, 2026 by BlackRock, Inc., 50 Hudson Yards, New York, NY 10001, the reporting person has sole voting power with respect to 27,393,050 shares of Common Stock and sole dispositive power with respect to 27,798,093 shares of Common Stock.

6
Based solely on information provided in a Schedule 13G/A report filed on January 28, 2026 by Horizon Kinetics Asset Management LLC, 470 Park Avenue South, 4th FL S, New York, NY 10016, the reporting person has sole voting and sole dispositive power with respect to the 19,392,363 shares of Common Stock beneficially owned.

7
Based solely on information provided in a Schedule 13G/A report filed on February 17, 2026 by T. Rowe Investment Management Inc., 1307 Point Street, Baltimore, MD 21231, the reporting person has sole voting power with respect to 6,658,244 shares of Common Stock and sole dispositive power with respect to 6,696,902 shares of Common Stock.

8
Based solely on information provided in a Schedule 13G/A report filed on August 14, 2025 by (1) Zimmer Partners, LP, (2) Zimmer Financial Services Group LLC, (3) Zimmer Partners GP, LLC, and (4) Stuart J. Zimmer, 9 West 57th Street, 33rd Floor, New York, NY 10019, all of the reporting persons have the shared power to vote and dispose of the 3,825,214 shares of Common Stock beneficially owned.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires HEI’s executive officers, directors and persons who own more than ten percent of a registered class of HEI’s equity securities to file reports of ownership and changes in ownership with the SEC. Such reporting persons are also required by SEC regulations to furnish HEI with copies of all Section 16(a) forms they file. Based solely on its review of such forms provided to it, HEI believes that each of the persons required to comply with the Section 16(a) reporting requirements with regard to HEI complied with such reporting requirements for 2025.

Other Relationships and Related Person Transactions
Other Relationships and Related Person Transactions
Related person transaction policy
The Board has adopted a related person transaction policy that is included in HEI’s Corporate Code of Conduct, which is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The related person transaction policy is specific to transactions between the Company and related persons such as executive officers and directors, their immediate family members or entities with which they are affiliated in which the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Under the policy, the Board, acting through the Nominating and Corporate Governance Committee, may approve a related person transaction involving a director or an officer or other related person if the Board determines in advance that the transaction is not inconsistent with the best interests of HEI and its shareholders and is not in violation of HEI’s Corporate Code of Conduct.
Family relationships between any HEI executive officer, director and nominee for director
There are no family relationships between any HEI executive officer, director or nominee for director.
Arrangements or understandings between any HEI executive, director or director nominee and another person pursuant to which such executive, director or director nominee was selected
There are no arrangements or understandings between any executive officer, director or director nominee of HEI and any other person pursuant to which such executive officer, director or director nominee was selected.
Related person transactions with HEI or its subsidiaries
During 2025, Ms. Kristen Placek, the daughter of Mr. Johns (director nominee), was employed as an Associate General Counsel in the Legal Department of Hawaiian Electric, a subsidiary of HEI. She began her employment on August 1, 2025 with an annual compensation of $148,000. She is entitled to company benefits available to all other employees in a similar position.

Audit & Risk Committee Report
Audit & Risk Committee Report
The Audit & Risk Committee is responsible for providing independent, objective oversight of HEI’s accounting functions and internal controls. It operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The Board has determined that the three directors currently serving on the Audit & Risk Committee (Mr. Scilacci, Ms. Connors and Ms. Flores) meet the independence and other qualification requirements of the NYSE Listed Company Manual and applicable securities laws. Mr. Scilacci and Ms. Flores have also been determined by the Board to be “audit committee financial experts” on the Audit & Risk Committee. In addition, the Audit & Risk Committee has authority to retain its own independent legal counsel and accounting advisers at HEI’s expense.
The Audit & Risk Committee assists the Board with its financial and risk oversight responsibilities. As part of its responsibilities for the oversight of the risk management process, the Audit & Risk Committee has reviewed and discussed the Company’s enterprise risk assessment and risk management framework, including discussions regarding significant risks (including recent risks related to the August 2023 Maui wildfire event) and management’s plans to address these risks. As part of its risk management oversight responsibility, the Audit & Risk Committee oversees cybersecurity risk and physical security risk. In early 2023 the Audit & Risk Committee formed a non-fiduciary cybersecurity working group to assist the Audit & Risk Committee in monitoring the condition and effectiveness of the Company’s cybersecurity program and evolving cybersecurity risks. In 2026 the Audit & Risk Committee expanded the working group’s role to include assisting the Audit & Risk Committee with respect to physical security risks, given the potential interconnection between physical security and cybersecurity risks. The Cyber and Physical Security Working Group is currently comprised of directors from the HEI and Utility boards.
Management has the primary responsibility for HEI’s consolidated financial statements and reporting process, including the systems of internal control. The independent registered public accounting firm has the responsibility for expressing opinions on HEI’s consolidated financial statements and on the Company’s internal control over financial reporting based on its integrated audits.
Independence and retention of registered public accounting firm and recommendation to include financial statements in Form 10-K
The Audit & Risk Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor. The Audit & Risk Committee is also involved in the selection of the independent auditor’s lead audit partner. The Audit & Risk Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. Annually, the Audit & Risk Committee reviews the independent auditor’s qualifications, performance and independence in connection with the committee’s determination of whether to retain the independent auditor. In its evaluation, the Audit & Risk Committee considers several factors, including, but not limited to:
•
the independent auditor’s capabilities and technical expertise and knowledge of the Company’s operations and the industries in which it conducts its business;

•
service levels, quality and efficiency of the audit performed by the independent auditor, including the results of an internal survey of the independent auditor’s performance;

•
external information relating to audit quality and performance, such as the most recent Public Company Accounting Oversight Board (PCAOB) report on the independent auditor;

•
the appropriateness of audit fees compared to the value received, as well as evaluating fees on both an absolute basis and as compared to peers;

•
if applicable, an evaluation of the independent auditor’s known legal risks and significant proceedings; and

•
the independent auditor’s independence.

Deloitte & Touche LLP (Deloitte), the Company’s independent registered public accounting firm, provided the Audit & Risk Committee with written disclosures and a letter regarding its independence from management as required by professional standards and other regulatory requirements, including applicable requirements of the PCAOB. Based on its review of the disclosure statements and discussions with Deloitte, including the consideration of whether Deloitte’s provision of non-audit services to the Company is compatible with maintaining independence, the Audit & Risk Committee satisfied itself as to the independence of the external auditor. In addition, based on the committee’s annual evaluation of Deloitte, the Audit & Risk Committee believes that it is in the best interests of the Company and its shareholders to retain Deloitte to serve as the Company’s independent auditor for the year ending December 31, 2026.
In connection with its responsibilities, the Audit & Risk Committee held seven regular meetings in 2025 with management and Deloitte. In its meetings with management and Deloitte, the Audit & Risk Committee’s review and discussion included the audited consolidated financial statements, audit plan and the quality and adequacy of internal controls. Discussions with Deloitte included the matters required by the applicable requirements of the PCAOB and the SEC, such as the audit strategy and results of the audit.
The Audit & Risk Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. Rather, in performing its oversight functions, the Audit & Risk Committee necessarily relies on the work and assurances of the Company’s management and internal audit group as well as the Company’s independent auditor whose reports express opinions on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles and on the effectiveness of internal control over financial reporting. Based on its reviews and discussions with management and Deloitte described

Audit & Risk Committee Report
herein and review of Deloitte’s representations and disclosures, the Audit & Risk Committee recommended to the Board of Directors that HEI’s audited consolidated financial statements be included in HEI’s 2025 Form 10-K. The Audit & Risk Committee also recommended that Deloitte be re-appointed as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and serve until the Company’s annual meeting of shareholders in 2027 and that the Board submit this appointment to the Company’s shareholders for ratification at the Annual Meeting.
Audit & Risk Committee
William James Scilacci, Jr., Chair
Celeste A. Connors
Elisia K. Flores

Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm for 2026
Proposal No. 3: Ratification of Appointment of
Independent Registered Public Accounting Firm for 2026
At the 2026 Annual Meeting, the shareholders will be asked to ratify the appointment of Deloitte as HEI’s independent registered public accounting firm for the year ending December 31, 2026 and thereafter until its successor is appointed. Representatives of Deloitte are expected to be present at the 2026 Annual Meeting and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.
Auditors’ fees
The following table sets forth the fees paid or payable to Deloitte, the Company’s independent registered public accounting firm for 2024 and 2025:
	2024		2025
	Fees	%	Fees	%
Audit fees (principally consisted of fees associated with the audits of HEI, Hawaiian Electric and ASB (in 2024 only) consolidated financial statements and internal control over financial reporting (Sarbanes-Oxley Act of 2002, Section 404), quarterly reviews and additional work performed related to the Maui windstorm and wildfires)	$4,431,000	97	$2,669,000	95
Audit-related fees (primarily consisted of fees associated with agreed upon procedures)	121,000	3	146,000	5
Tax fees	—	—	—	—
All other fees	—	—	—	—
	$4,552,000	100	$2,815,000	100

Pursuant to its charter, the Audit & Risk Committee preapproves all audit and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit & Risk Committee may delegate this responsibility to one or more of its members, provided that such member or members report any such preapprovals to the full Audit & Risk Committee at its next regularly scheduled meeting. All of the amounts set forth in the table above were preapproved. In addition, the Audit & Risk Committee reviewed the professional fees billed by Deloitte and determined that the provision of non-audit services was compatible with the maintenance of the auditor’s independence.
In the event the appointment of Deloitte is not ratified, the Audit & Risk Committee will reconsider its selection, but may decide to maintain the appointment of Deloitte. Even if the selection is ratified, the Audit & Risk Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit & Risk Committee believes that such a change would be in the best interests of HEI’s shareholders.
Your Audit & Risk Committee and Board recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2026.

ABOUT THE 2026 ANNUAL MEETING
PROXY STATEMENT
HEI is soliciting proxies for the 2026 Annual Meeting scheduled for Thursday, June 11, 2026, at 10:00 a.m., Hawai’i Time. The 2026 Annual Meeting will be conducted virtually, entirely via live audio webcast. The mailing address of the principal executive offices of HEI is P.O. Box 730, Honolulu, Hawai’i 96808-0730.
The approximate mailing date for this Proxy Statement, form of proxy and 2025 Annual Report to Shareholders is April 29, 2026. The 2025 Annual Report to Shareholders accompanying this Proxy Statement is not considered part of the proxy soliciting material.
ABOUT THE 2026 ANNUAL MEETING

TIME AND DATE	LOCATION	RECORD DATE
Thursday, June 11, 2026 at 10:00 a.m., Hawai’i Time.
The 2026 Annual Meeting will be virtual, conducted entirely via live audio webcast. You will be able to attend, submit questions and vote during the 2026 Annual Meeting by visiting www.virtualshareholdermeeting.com/HE2026.
April 6, 2026.
Attendance
The 2026 Annual Meeting will be virtual, conducted entirely via live audio webcast. You will be able to attend the virtual 2026 Annual Meeting by visiting www.virtualshareholdermeeting.com/HE2026. You also will be able to submit questions and vote your shares electronically at the Annual Meeting.
To participate in the virtual 2026 Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card, or if your shares are held in street name, on the instructions that accompanied your proxy materials. The live audio webcast will begin promptly at 10:00 AM, Hawai’i Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 AM, Hawai’i Time, and you should allow ample time for the check-in procedures.
Instructions on how to attend, submit questions and vote via the Internet are posted at www.virtualshareholdermeeting.com. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

VOTING PROCEDURES
VOTING PROCEDURES
Electronic access to proxy materials
HEI provides shareholders the option to access its proxy materials via the Internet. In keeping with our efforts to conserve natural resources and reduce carbon emissions, this method of delivery reduces the amount of paper necessary to produce these materials, reduces carbon emissions from transporting and delivery of materials and reduces the costs associated with the printing and mailing of these materials to shareholders. On or about April 29, 2026, a Notice of Internet Availability of Proxy Materials (Notice) was mailed to certain shareholders and our proxy materials were posted on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials at no cost to the shareholder. The Notice and website provide information regarding how to request proxy materials in printed form by mail or electronically by email on an ongoing basis.
If you currently receive HEI’s proxy materials in printed form and would like to receive them electronically in the future, please follow the instructions to vote using the internet. Once you enter www.proxyvote.com, go to Delivery Settings and indicate that you agree to receive or access proxy materials electronically in future years.
Eligibility to vote
Only persons who owned shares of HEI Common Stock as of the close of business on April 6, 2026 (the proxy record date) are entitled to vote.
Shares outstanding and entitled to vote
On April 6, 2026, 172,635,624 shares of HEI Common Stock were outstanding. Each shareholder is entitled to one vote for each share held on the record date. The Bylaws of HEI do not provide for cumulative voting rights in the election of directors.
Quorum requirements
A quorum is needed to conduct business at the 2026 Annual Meeting. A majority of the shares of HEI Common Stock outstanding on April 6, 2026 and entitled to vote, and present in person or by proxy at the 2026 Annual Meeting, constitutes a quorum. Shareholders attending the 2026 Annual Meeting via the Internet are deemed to be present in person. Abstentions and broker nonvotes of uninstructed shares on routine matters (such as ratification of the appointment of the independent registered public accounting firm) will be counted in the number of shares present in person or by proxy for purposes of determining a quorum. A quorum established for one purpose will apply for all purposes at the 2026 Annual Meeting.
Voting shares held directly with the Company
Whether or not you plan to attend the 2026 Annual Meeting, please take the time to vote. You may vote before the 2026 Annual Meeting via the Internet, by touch-tone telephone or by mail, or via the Internet during the 2026 Annual Meeting.
The Internet and telephone procedures are designed to authenticate your vote and confirm that your voting instructions are followed. If you vote via the Internet or by telephone, follow the instructions on the Notice or voting instruction card you received by mail. If you vote by telephone, you will receive additional recorded instructions; and if you vote via the Internet, you will receive additional instructions at the applicable Internet website.
You will need to have available the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card, as applicable.
BEFORE THE MEETING
1.
BY INTERNET: You may vote online by following the instructions in the Notice or by accessing the Internet at www.proxyvote.com. Instructions regarding how to record and confirm your vote will be available on the website.

2.
BY TELEPHONE: You may vote by touch-tone telephone by following the instructions in the Notice or by calling 1-800-690-6903. Once connected, you will be prompted to record and confirm your vote.

3.
BY MAIL: Please mark your vote and sign, date and promptly return the proxy card in the postage-paid envelope provided. If you return the signed proxy card but do not mark the boxes showing how you wish to vote, your votes will be cast following the Board’s recommendations on all proposals. If you wish to have someone other than the individuals listed on the enclosed proxy card vote your shares at the meeting, cross out all three names and insert the name of the person you designate as your proxy to vote your shares at the meeting.

DURING THE MEETING
4.
BY INTERNET: You may vote your shares online during the 2026 Annual Meeting by accessing the Internet at www.virtualshareholdermeeting.com/HE2026. Instructions will be available on the website.

VOTING PROCEDURES
Voting shares held in street name (e.g., through a broker, trustee or other holder of record)
If your shares are held in “street name” (that is, through a broker, trustee or other holder of record), you will receive a voting instruction card or other information from your broker or other holder of record seeking instruction from you as to how your shares should be voted. Under NYSE Rule 452, if you do not provide such instruction, your broker or nominee may vote your shares at its discretion on your behalf on discretionary proposals, but not on non-discretionary proposals as defined under NYSE Rule 452. The ratification of the appointment of HEI’s independent registered public accounting firm is considered a discretionary proposal. The election of directors and the advisory vote on executive compensation are considered non-discretionary proposals. Please provide instructions to your broker or nominee on how to vote your shares on all proposals to ensure that your shares will be voted on all proposals in accordance with your wishes.
If your shares are held in street name, and you want to vote your shares during the 2026 Annual Meeting, you must have the 16-digit control number from the proxy materials sent to you by your broker or other holder of record and follow the instructions above for voting via the Internet during the meeting.
Voting shares held in the HEI Dividend Reinvestment and Stock Purchase Plan and the HEI Retirement Savings Plan
If you own shares held in the HEI Dividend Reinvestment and Stock Purchase Plan or the HEI Retirement Savings Plan, you will receive instructions explaining how to direct your vote. Your shares will be voted according to your directions.
For the HEI Dividend Reinvestment and Stock Purchase Plan, all shares of stock for which no voting instructions are given will be voted by the administrator of such plan as our Board recommends. For the HEI Retirement Savings Plan, all shares of HEI Common Stock for which no voting instructions are given will be voted in the same proportion as the Plan shares for which voting instructions were given.
Changing your vote
If you vote by any of the methods described above, you may revoke your proxy card or vote at any time before the 2026 Annual Meeting in one of three ways:
•
submit a properly signed proxy card with a later date or vote again at a later time by telephone or Internet;

•
notify the Corporate Secretary of HEI in writing; or

•
vote online at the 2026 Annual Meeting (you will need the 16-digit control number on your Notice of Internet Availability of Proxy Materials or your proxy card, or, for shares held in street name, the proxy materials sent to you by your broker or other intermediary).

Vote requirements
If a quorum is present at the 2026 Annual Meeting, then:
•
A director will be elected if the director nominee receives more “FOR” votes than “AGAINST” votes. Although the election of directors is considered a non-discretionary matter, broker nonvotes (i.e., when your broker or other holder of record does not vote your shares on a non-discretionary matter because you have not provided instructions regarding how to vote on that matter) will not affect the outcome of this matter if a quorum is present. Similarly, abstentions will also not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote “FOR,” “AGAINST,” or “ABSTAIN.”

•
Since the vote on executive compensation is advisory only, no minimum number of votes cast is required for that item and the results will not be binding on the Board.

However, the Board and its Compensation & Human Capital Management Committee value input from shareholders and will consider the vote outcome when making future compensation decisions. Brokers may not vote on this proposal without your instructions because these proposals are considered non-discretionary matters. For the proposal to adopt a resolution approving the compensation of HEI’s named executive officers, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”
•
The appointment of HEI’s independent registered public accounting firm will be ratified if more votes are cast “FOR” than “AGAINST” such ratification. This is a discretionary matter, and your broker may vote your shares at its discretion if no instruction is provided on this proposal. Abstentions and broker nonvotes, if any, will not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”

VOTING PROCEDURES
Counting the votes and confidentiality
Broadridge Corporate Issuer Solutions, Inc. will act as tabulator for broker and bank proxies as well as for proxies of the other shareholders of record. Your identity and vote will not be disclosed to persons other than those acting as tabulators except:
•
as required by law;

•
to verify the validity of proxies and vote results in the case of a contested proxy solicitation; or

•
when you write a comment on the proxy card.

Other matters to be decided at the 2026 Annual Meeting
HEI has no business to be presented at the 2026 Annual Meeting other than the items set forth in this Proxy Statement. If other business is properly brought before the 2026 Annual Meeting, or any adjournment or postponement thereof, the persons named on the enclosed proxy card will vote your shares in accordance with their best judgment, unless authority to do so is withheld by you on your proxy card.
Postponement or adjournment of Annual Meeting
If the 2026 Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted at the 2026 Annual Meeting.

OTHER INFORMATION
OTHER INFORMATION
Proxy solicitation and related cost
HEI will solicit proxies by mail, telephone or other means of communication and will bear the cost of such solicitation. We have engaged D.F. King & Co. to assist in the distribution of proxy materials and solicitation of proxies (including by telephone) from shareholders at a cost of $11,000 plus reasonable expenses. We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of HEI Common Stock.
Deadline for submitting a proposal to be included in the proxy statement for next year’s Annual Meeting pursuant to Rule 14a-8 of the Exchange Act
Shareholders who want to have a proposal included in the proxy statement and form of proxy for the 2027 Annual Meeting of Shareholders (2027 Annual Meeting) pursuant to Rule 14a-8 of the Exchange Act must submit the proposal to the Corporate Secretary in writing. The proposal must be received by December 30, 2026.
Nominating directors for inclusion in the proxy statement for next year’s Annual Meeting pursuant to our proxy access bylaw
Eligible Shareholders (as that term is defined in Article IIIA, Section 4 of the Bylaws) who wish to include director nominees in the proxy materials for the 2027 Annual Meeting pursuant to our proxy access bylaw must deliver such nominations to the Corporate Secretary no later than 120 days, nor earlier than 150 days, prior to the anniversary of the date that the Company first distributed its proxy statement to shareholders for the 2026 Annual Meeting.
To be timely for the 2027 Annual Meeting, Eligible Shareholders must deliver the nomination to the Corporate Secretary no later than December 30, 2026, and no earlier than November 30, 2026.
Eligible Shareholders may nominate up to two or 20% of the number of directors in office as of December 30, 2026, whichever is greater. For instructions on how to provide a Notice of Proxy Access Nomination (as that term is defined in Article IIIA, Section 2 of the Bylaws) in proper written form, please refer to Article IIIA, Section 6 of the Bylaws.
Recommend persons as potential nominees to serve on the Board
Outside of the director nomination process described below, the Nominating and Corporate Governance Committee will also consider informal recommendations by shareholders for director candidates. Shareholders may send such recommendations to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, Hawai’i 96808-0730. Recommendations must be received by December 30, 2026 for consideration by the Nominating and Corporate Governance Committee for the 2027 Annual Meeting. The recommendation must include (a) a résumé and other relevant biographical information regarding the person’s skills and qualifications to serve on the Board, (b) such person’s consent to serve as a director and (c) the number of shares of HEI Common Stock owned by the shareholder.
Bringing other business matters or nominations before the 2027 Annual Meeting
Shareholders who wish to present business before the 2027 Annual Meeting (other than through Rule 14a-8 of the Exchange Act) or nominate a director for the 2027 Annual Meeting (other than through proxy access) must provide a written notice to the Corporate Secretary that is received no later than 90 days, nor earlier than 120 days, prior to the anniversary date of the 2026 Annual Meeting.
To be timely for the 2027 Annual Meeting, shareholders must deliver written notice to the Corporate Secretary no later than March 13, 2027, and no earlier than February 11, 2027.
In addition to satisfying the requirements under our Bylaws with respect to advance notice of any director nomination, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 must provide the additional information required by Rule 14a-19 to the Corporate Secretary no later than 60 calendar days prior to the first anniversary of the date of the 2026 Annual Meeting (no later than April 12, 2027 for the 2027 Annual Meeting).
Notice for business to be presented must comply with Article II, Section 2 of the Bylaws and include: (i) as to each matter the shareholder proposes to bring before the 2027 Annual Meeting: a brief description of the business desired to be brought before the 2027 Annual Meeting (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the Bylaws, the text of the proposed amendment) and the reasons for conducting such business at the 2027 Annual Meeting; and (ii) as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made: (a) the name and address of such person, (b) such person’s Ownership Information (as that term is defined in Article II, Section 2 of the Bylaws), (c) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business, (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies by such person with respect to the proposed business to be brought before the annual meeting pursuant to Section 14 of the Exchange Act,

OTHER INFORMATION
and the rules and regulations promulgated thereunder, and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
Notice for nominating a director must comply with Article III, Section 2 of the Bylaws and include: (i) as to each person whom the shareholder proposes to nominate for election as a director: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the person’s Ownership Information, and (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made: (a) the name and address of such shareholder, (b) the Ownership Information, (c) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (d) a description of any material interest of such person or any affiliates of such person in the nomination, including any anticipated benefit therefrom to such person or any affiliates of such person, (e) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (f) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
A written consent of each proposed nominee to being a nominee and to serve as a director if elected and a completed and signed representation agreement (as described in Article III, Section 14 of the Bylaws) must also accompany the notice.
“Householding” and provision of additional copies of proxy materials upon request
As permitted by rules of the SEC, HEI has adopted a procedure referred to as “householding,” under which only one annual report to shareholders will be delivered to shareholders sharing the same address, unless contrary instructions are received. Householding reduces the volume of duplicate information received at your household, the cost to HEI of preparing and mailing duplicate materials, the environmental burden of excess paper usage and carbon emissions associated with transportation and delivery. Certain shareholder accounts at a householded address will continue to receive separate proxy statements and proxy cards, and we will also deliver promptly upon your written or oral request a separate copy of the annual report, proxy statement or Notice of Internet Availability if you are a security holder at a shared address to which a single copy of the requested documents was delivered. Dividend payments and account statements are not affected. Householding will continue until you are notified otherwise or until you notify us that you wish to receive a separate annual report. You will be removed from the householding program within 30 days after receipt of your notice. If you wish to commence or discontinue householding of the annual report to shareholders, you may notify us by calling us at (866) 540-7095 (toll free). You may also write to us at the following address: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.
* * *
Please vote your proxy as soon as possible to ensure that your shares will be counted at the 2026 Annual Meeting.
April 29, 2026	Kurt K. Murao Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT A
EXHIBIT A
Reconciliation of GAAP1 to Non-GAAP Measures: Reported Core Earnings
HEI uses certain non-GAAP measures to evaluate the performance of HEI and the Utility. Management believes these non-GAAP measures provide useful information and are a better indicator of HEI’s core operating activities. Core earnings as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP earnings to non-GAAP core earnings for HEI consolidated.
Management does not consider these items to be representative of the company’s fundamental core earnings.
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI CONSOLIDATED)
Unaudited
($ in millions)
YEARS ENDED DECEMBER 31	2025	2024
HEI CONSOLIDATED INCOME (LOSS) FROM CONTINUING OPERATIONS
GAAP (as reported)1	$123.1	$(1,322.5)
Excluding special items (after-tax):
Wildfire settlement and expense, net of insurance recovery2	12.2	1,420.7
Asset impairment and loss on sale of subsidiaries3	14.0	26.1
Non-GAAP (core) income from continuing operations	$149.3	$124.3
Note: Columns may not foot due to rounding
1
Accounting principles generally accepted in the United States of America.

2
Accrued settlement and expense, net of insurance recovery for Maui Wildfire costs. 2024 primarily relates to the tort-related settlement under the Settlement Agreements entered into effective November 1, 2024. See Form 8-K filed with the SEC on November 5, 2024.

3
A portion of the asset impairment taken and loss on sale of subsidiaries in connection with HEI’s review of strategic alternatives for Pacific Current and loss on sale of Pacific Current subsidiaries.

A-1

EXHIBIT A
Reconciliation of GAAP1 to Non-GAAP Measures: Incentive Compensation Adjustments
HEI reports its financial results in accordance with accounting principles generally accepted in the United States of America (GAAP). However, HEI’s management may use certain non-GAAP measures to evaluate the performance of HEI and Utility for compensation purposes. Management believes these EICP and LTIP non-GAAP measures provide useful information and are a better indicator of management’s performance regarding ongoing business operations for the purpose of measuring the level of achievement against the performance objectives underlying the EICP and LTIP programs established at the beginning of the measurement period. Adjusted earnings and other financial measures as presented below may not be comparable to similarly-titled measures used by other companies. The table below provides a reconciliation of GAAP earnings to non-GAAP EICP and LTIP measures for HEI and its subsidiaries.
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI Consolidated)
Unaudited
($ in millions, except per share amounts)
Years ended December 31	2025	2024	2023	2022
HEI CONSOLIDATED NET INCOME (LOSS)
GAAP (as reported)	$123.1
Excluding special items (after-tax) for EICP purposes:
Wildfire expense, net of insurance recovery less than budget2	(33.3)
Asset impairment and loss on sale of subsidiaries in excess of budget3	8.0
Non-GAAP (adjusted) net income for 2025 EICP purposes	$97.8
GAAP (as reported)4	$123.1	$(1,322.5)	$199.2
ASB net income5	104.0	12.3	—
Excluding special items (after-tax) for LTIP purposes:
Wildfire settlement and expense, net of insurance recovery6	12.2	1,421.6	—
Goodwill impairment7	—	66.1	—
Asset impairment and loss on sale of subsidiaries8	14.0	26.1	—
New turbine and leased engine damages at Hamakua Energy9	—	4.7	—
Non-GAAP (adjusted) net income for 2023-25 LTIP purposes	$253.3	$208.4	$199.2
HEI CONSOLIDATED BASIC EARNINGS PER SHARE
Based on GAAP4	$0.71	$(10.42)	$1.82
Based on non-GAAP (adjusted) for 2023-25 LTIP purposes	1.47	1.64	1.82
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (%)
Based on GAAP4	8.0	NM	8.8
Based on non-GAAP (adjusted) for 2023-25 LTIP purposes10	8.2	7.8	8.8
UTILITY NET INCOME (LOSS)
GAAP (as reported)	$168.2
Excluding special items (after-tax) for EICP purposes:
Wildfire expense, net of insurance recovery less than budget2	(26.1)
Non-GAAP (adjusted) net income for 2025 EICP purposes	$142.1
GAAP (as reported)	$168.2	$(1,226.4)	$194.0	$188.9
Excluding special items (after-tax) for LTIP purposes:
Wildfire settlement and expense, net of insurance recovery6	9.3	1,407.1	—	—
Non-GAAP (adjusted) net income for 2023-25 LTIP purposes	$177.5	$180.7	$194.0	$188.9
UTILITY RETURN ON AVERAGE COMMON EQUITY (%)
Based on GAAP	12.3	NM	8.2
Based on non-GAAP (adjusted) for 2023-25 LTIP purposes10	6.7	7.3	8.2
Note: Columns may not foot due to rounding
NM Not meaningful.
1
Accounting principles generally accepted in the United States of America.

2
Accrued expense below budget for Maui Wildfire costs primarily relating to insurance premiums, wildfire safety strategy O&M and A/R facility amortization that were deferred but assumed to be expensed in the budget.

3
Accrued expense above budget for the asset impairment taken and loss on sale of subsidiaries in connection with HEI’s review of strategic alternatives for Pacific Current.

4
GAAP net income for 2024 represents income from continuing operations (i.e., excludes ASB net income) and for 2023 represents net income for common stock (i.e., includes ASB net income).

5
Since the goals under the 2023-25 LTIP were fixed in February 2023 and ASB was sold on December 31, 2024, an adjustment which represents ASB actual net income for 2024 was added to 2024 income from continuing operations. For 2025, an adjustment which represents ASB 2025 budget net income which was fixed in February 2023 was added to 2025 income from continuing operations.

6
Accrued settlement and expense, net of insurance recovery for Maui Wildfire costs. For HEI Consolidated and Utility, 2024 primarily relates to the tort-related settlement under the Settlement Agreements entered into effective November 1, 2024. See Form 8-K filed with the SEC on November 5, 2024.

7
A portion of the goodwill impairment taken in connection with HEI’s review of strategic alternatives for ASB.

8
A portion of the asset impairment taken and loss on sale of subsidiaries in connection with HEI’s review of strategic alternatives for Pacific Current and loss on sale of Pacific Current subsidiaries.

9
Unbudgeted reimbursement paid to the lessor for damages to a leased turbine and a portion of the unbudgeted expense of a new turbine for Pacific Current’s Hamakua project.

10
Calculated as non-GAAP adjusted net income divided by average non-GAAP adjusted common equity.

A-2

EXHIBIT B
EXHIBIT B
2025 Utility Executive Incentive Compensation Plan Metrics
2025 Metrics	Weighting	Goals			Result
		Threshold	Target	Maximum
Safety and Resilience1
Public Safety (plan completion %):
PSPS Enhancements: Video Camera and Weather Station Installations	6.7%	90%	100%	Achieve Target and complete 80% by the start of wildfire season (July 1)	Maximum
Wildfire T&D Inspections (distribution circuits in wildfire risk areas)	6.7%	90%	100%	110%	100%
Test and Treat Wood Poles (inspected for shell thickness and remediated in wildfire risk areas)	6.6%	90%	100%	110%	110%
Employee Safety:
Recordable Incidents (improvement over 3-year historical average)	10%	5%	10%	15%	27%
Lost Workdays (improvement over 3-year historical average)	10%	5%	10%	15%	33%
Generation Reliability – Company-Owned Generation (higher of):		1) 2-year average WEFOF or 2) 3.0% WEFOF	1) 5% improvement over 2-year average WEFOF or 2) 2.5% WEFOF	1) 10% improvement over 2-year average WEFOF or 2) 2.0% WEFOF
Oahu	3.4%	2-year average WEFOF (14.3%)	5% improvement over 2-year average WEFOF (13.6%)	10% improvement over 2-year average WEFOF (12.9%)	13.2% WEFOF
Maui County	3.3%	3.0% WEFOF	2.5% WEFOF	2.0% WEFOF	4.5% WEFOF
Hawaii Island	3.3%	2-year average WEFOF (14.1%)	5% improvement over 2-year average WEFOF (13.4%)	10% improvement over 2-year average WEFOF (12.7%)	11.6% WEFOF
Reportable Cyber Incidents	5%	No reportable incidents during the year consistent with SEC standards	Achieve Threshold and average NIST Cyber Security Framework maturity rating of 2.7	Achieve Threshold and average NIST Cyber Security Framework maturity rating of 3.0	Target
Financial Health: Adjusted Net Income	25%	$122.4M	$136.0M	$140.1M	$142.1M
Trust & Reputation2
Customer Satisfaction: Escalent Residential Customer Benchmark – Service Reputation Score	5%	Quarterly Consolidated Score of 72 or 55th Percentile (if percentile results in higher achievement)	Quarterly Consolidated Score of 73 or 65th Percentile (if percentile results in higher achievement)	Quarterly Consolidated Score of 74 or 75th Percentile (if percentile results in higher achievement)	200.0% of Target
Customer Satisfaction: Escalent Residential Customer Benchmark – Company Image Score	5%	Quarterly Consolidated Score of 66 or 25th Percentile (if percentile results in higher achievement)	Quarterly Consolidated Score of 67 or 30th Percentile (if percentile results in higher achievement)	Quarterly Consolidated Score of 68 or 35th Percentile (if percentile results in higher achievement)	200.0% of Target
Workforce3
Employee Engagement Score	5%	Maintain 2024 survey results	One-point increase from 2024 survey results	Two-point increase from 2024 survey results	Target
Sustainable Workforce	5%	Develop Insource/ Outsource strategy and outcomes for 2025-2027	Achieve Threshold and develop one strategic workforce plan for a designated Core Business area	Achieve Target and develop one additional strategic workforce plan for a designated Core Business area	Maximum
1
Safety and Resilience includes goals related to (i) implementation of the wildfire mitigation plan, (ii) employee safety measured by improvement in recordable incidents and lost workdays, and (iii) energy security measured by outage percentage and reportable cyber events.

2
Trust & Reputation includes goals related to consolidated customer satisfaction based on quarterly results of customer surveys conducted by an outside vendor.

3
Workforce includes goals related to (i): results of the annual employee engagement survey, and (ii) improvement of the employee to consultant ratio and development of strategic workforce plans for designated core business areas.

B-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V85177-P44520 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! HAWAIIAN ELECTRIC INDUSTRIES, INC. 1. Elect twelve Directors: 2. Advisory vote to approve the compensation of HEI's named executive officers. 3. Ratification of the appointment of Deloitte & Touche LLP as HEI's independent registered public accountant for 2026. Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1a. James A. Ajello 1b. John C. Aquilino 1c. Celeste A. Connors 1d. Elisia K. Flores 1e. Peggy Y. Fowler 1f. Timothy E. Johns 1g. Micah A. Kāne 1h. Shelee M. T. Kimura 1i. Mary E. Kipp 1j. William James Scilacci, Jr. ! ! ! ! ! ! 1k. Scott W. H. Seu 1l. Toby B. Taniguchi ! ! ! ! ! ! SCAN TO VIEW MATERIALS & VOTE w BROADRIDGE CORPORATE ISSUER SOLUTIONS HAWAIIAN ELECTRIC INDUSTRIES, INC. P.O. BOX 1342 EDGEWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 10, 2026 for shares held directly and by 11:59 p.m. Eastern Time on June 8, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HE2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 10, 2026 for shares held directly and by 11:59 p.m. Eastern Time on June 8, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V85178-P44520

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com. HAWAIIAN ELECTRIC INDUSTRIES, INC. Annual Meeting of Shareholders June 11, 2026 10:00 AM, Hawai'i Time This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Scott W. H. Seu, Kurt K. Murao and Thomas B. Fargo, and each of them the proxy of the undersigned, with full power of substitution, to vote all the Common Stock of Hawaiian Electric Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on June 11, 2026, or at any adjournment or postponement thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY AT www.virtualshareholdermeeting.com/HE2026. It is important that you retain a copy of the control number found on the Proxy Card, Voting Instruction Form or Notice, as such number will be required in order for shareholders to gain access to any meeting held solely by means of remote communication. If no direction is indicated, said proxies will vote FOR all Nominees in proposal 1 and FOR proposals 2 and 3. Said proxies are also authorized to vote in their discretion with respect to any other matters that may come before the Annual Meeting or at any adjournment or postponement thereof. Continued and to be signed on reverse side